UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Aviat Networks, Inc.
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AVIAT NETWORKS, INC.
200C Parker Dr. Suite 100A
Austin, Texas 78728

Notice of Annual Meeting of Stockholders for Fiscal Year 2020
To Be Held on November 11, 2020

TO THE HOLDERS OF COMMON STOCK OF AVIAT NETWORKS, INC.
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders for fiscal year 2020 (the “Annual Meeting”) of Aviat Networks, Inc. (the “Company”) will be held at 2801 Via Fortuna, Suite 100, Austin, Texas 78746, on November 11, 2020, at 12:30 p.m. Central time. For your convenience, you may either attend the Annual Meeting in-person or online via webcast by visiting www.virtualshareholdermeeting.com/AVNW2020 and entering your 16-digit control number included with the Notice of Internet Availability or proxy card. You will be able to vote your shares while attending the Annual Meeting, whether in-person or online, for the following purposes:

1.To elect six directors to serve until the Company’s 2021 Annual Meeting of Stockholders or until their successors have been elected and qualified.

2.To vote on the ratification of the appointment by our Audit Committee of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for fiscal year 2021.

3.To hold an advisory, non-binding vote to approve the Company’s named executive officer compensation (“Say-on-Pay”).

4.To approve the Amended and Restated Tax Benefit Preservation Plan (the “Tax Benefit Preservation Plan”) dated as of August 27, 2020, by and between the Company and Computershare Inc., as Rights Agent.

5.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement or other delay thereof.

Only holders of common stock at the close of business on September 15, 2020, are entitled to notice of and to vote at the Annual Meeting or any adjournment, postponement or other delay thereof.

We are monitoring developments regarding the novel coronavirus (“COVID-19”) and preparing in the event any changes for our Annual Meeting are necessary or appropriate. If we decide to make any change, such as to the date or location or to hold the meeting solely online via webcast, we will announce the change in advance by issuing a press release which will be filed with the Securities and Exchange Commission (“SEC”) and by posting details, including instructions on how stockholders can participate, on our website at https://investors.aviatnetworks.com/. We also recommend that you visit our website to confirm the status of the Annual Meeting before planning to attend in-person.

Whether or not you expect to attend the Annual Meeting in-person or online, we urge you to submit a proxy to vote your shares. This will help ensure the presence of a quorum at the Annual Meeting.

By Order of the Board of Directors

September 25, 2020	/s/ Peter A. Smith
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on November 11, 2020
This Proxy Statement for the 2020 Annual Meeting of Stockholders and
our Annual Report to Stockholders for the Fiscal Year Ended July 3, 2020 are available at
https://materials.proxyvote.com/05366Y

Your vote is important regardless of the number of shares you own. The Board of Directors urges you to sign, date and return the enclosed proxy card by mail (using the enclosed postage-paid envelope) as promptly as possible, or vote electronically or by telephone as described in the attached proxy statement. If you have any questions or need assistance in voting your shares, please contact Broadridge, toll-free at 1-800-690-6903.

TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING	1
What is the purpose of the Annual Meeting?	1
What is the record date, and who is entitled to vote at the Annual Meeting?	1
What are the voting rights of the holders of common stock at the Annual Meeting?	1
Who may attend the Annual Meeting?	1
How do I vote?	2
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?	2
How can I access the proxy materials and annual report on the Internet?	3
Why is Aviat soliciting proxies?	3
How do I revoke my proxy?	3
What vote is required to approve each item?	3
What happens if a director does not receive a sufficient number of votes?	4
What constitutes a quorum, abstention, and broker “non-vote”?	4
Who pays for the cost of solicitation?	4
What is the deadline for submitting proposals and director nominations for the 2021 Annual Meeting?	4
Who will count the votes?	5
CORPORATE GOVERNANCE	5
Board Members	5
Director Selection Process	6
New Director	6
Board and Committee Meetings and Attendance	6
Board Member Qualifications	6
Directors’ Biographies	7
Board Leadership	9
The Board’s Role in Risk Oversight	9
Principles of Corporate Governance, Bylaws and other Governance Documents	10
Board Committees	12
Audit Committee	13
Compensation Committee	13
Compensation Committee Interlock and Insider Participation	13
Governance and Nominating Committee	13
Stockholder Communications with the Board	14
Code of Conduct	14
TRANSACTIONS WITH RELATED PERSONS	14
DIRECTOR COMPENSATION AND BENEFITS	15
Fiscal Year 2020 Compensation of Non-Employee Directors	16
Indemnification	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	20
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES	21
i

TABLE OF CONTENTS
(continued)

ii

AVIAT NETWORKS, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 11, 2020

This proxy statement (this “Proxy Statement”) applies to the solicitation of proxies by the Board of Directors (the “Board”) of Aviat Networks, Inc. (which we refer to as “Aviat,” the “Company,” “we,” “our,” and “ours”) for use at the Annual Meeting of Stockholders for fiscal year 2020 and any adjournment, postponement or other delay thereof (the “Annual Meeting”), to be held at 12:30 p.m., local time, on November 11, 2020. The Annual Meeting will be held at 2801 Via Fortuna, Suite 100, Austin, Texas 78746. The telephone number is (408) 941-7100. You may also attend the meeting online via webcast, at www.virtualshareholdermeeting.com/AVNW2020. Stockholders attending the meeting online via webcast will be able to submit questions and vote their shares live at the meeting. These proxy materials are being made available on or about September 28, 2020, to our stockholders entitled to notice of and to vote at the Annual Meeting.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to obtain stockholder action on the matters outlined in the notice of meeting included with this Proxy Statement. All holders of shares of common stock at the close of business on September 15, 2020, are entitled to notice of and to vote at the Annual Meeting. At the Annual Meeting, our stockholders will vote (i) to elect six directors; (ii) on the ratification of the appointment by our Audit Committee of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for fiscal year 2021; (iii) on an advisory, non-binding resolution to approve the Company’s named executive officer compensation (“Say-on-Pay”); (iv) to approve the Company’s Tax Benefit Preservation Plan; and (v) to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement or other delay thereof.

What is the record date, and who is entitled to vote at the Annual Meeting?
The record date for the stockholders entitled to vote at the Annual Meeting is September 15, 2020 (the “Record Date”). The Record Date was established by the Board as required by the Delaware General Corporation Law and our Bylaws. Owners of shares of our common stock at the close of business on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. You may vote all shares that you owned as of the Record Date.

What are the voting rights of the holders of common stock at the Annual Meeting?
Each outstanding share of our common stock is entitled to one vote on each matter considered at the Annual Meeting. As of the Record Date, there were 5,423,007 shares of our common stock outstanding.

Who may attend the Annual Meeting?
All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting subject to space availability for in-person attendance. Because seating is limited, admission in-person for the Annual Meeting will be on a first-come, first-served basis. Stockholders will be able to participate in the Annual Meeting online via webcast by visiting www.virtualshareholdermeeting.com/AVNW2020 and entering the 16-digit control number included in your notice of

Internet availability of the proxy materials, or on your proxy card or in the instructions that accompanied your proxy materials.
The Annual Meeting will begin promptly at 12:30 p.m. Central time. Online check-in will be available beginning at 12:15 p.m. Central time. Please allow ample time for online check-in procedures. If you encounter any difficulties accessing the webcast Annual Meeting during login or in the course of the meeting, please contact the phone number found on the login page at www.virtualshareholdermeeting.com/AVNW2020.
If your shares are held in “street name” (that is, through a bank, broker or other holder of record) and you wish to attend the Annual Meeting in-person, you must bring to the Annual Meeting a copy of a bank or brokerage statement reflecting your stock ownership as of the Record Date.
Each stockholder attending the Annual Meeting in-person may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. You may contact us by calling (408) 941-7100 for directions to the Annual Meeting.

How do I vote?
Stockholders of record can vote by proxy as follows:
•Via the Internet: Stockholders may submit voting instructions through the Internet by following the instructions included with the proxy card.

•By Telephone: Stockholders may submit voting instructions by telephone by following the instructions included with the proxy card.

•By Mail: Stockholders may sign, date and return their proxy card in the pre-addressed, postage-paid envelope provided.

•At the Annual Meeting: If you attend the Annual Meeting in-person, you may vote in-person by ballot, even if you have previously returned a proxy card. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting online by visiting www.virtualshareholdermeeting.com/AVNW2020 and using your 16-digit control number to enter the meeting.

If you hold your shares in “street name,” the bank, broker or other holder of record holding your shares will send you separate instructions describing the procedure for voting your shares. If you hold your shares in “street name,” you will not be able to vote in-person by ballot at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other holder of record and present it at the Annual Meeting. If you hold shares in a “street name” or other holder of record holding and wish to attend the Annual Meeting online, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the online Annual Meeting.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?
Pursuant to SEC rules, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners of shares held in “street name.” All stockholders entitled to vote at the Annual Meeting will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, the Notice contains information on how stockholders of record may request delivery of proxy materials in printed form by mail or electronically by email on an ongoing basis. Please note that, while our proxy materials are available at the website referenced in the Notice of Internet Availability and on our website, no other information contained on either website is incorporated by reference into or considered to be a part of this document.

How can I access the proxy materials and annual report on the Internet?
This Proxy Statement, the form of proxy card, the Notice and our annual report on Form 10-K for the fiscal year ended July 3, 2020 are available at www.Proxyvote.com.

Why is Aviat soliciting proxies?
In lieu of personally attending and voting at the Annual Meeting, you may appoint a proxy to vote on your behalf. The Board has designated proxy holders to whom you may submit your voting instructions. The proxy holders for the Annual Meeting are John Mutch, Chairman of the Board, and Peter Smith, Director, President and Chief Executive Officer (“CEO”).

How do I revoke my proxy?
If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:
•delivering a written notice of revocation to the Company’s Secretary, at 200 Parker Drive, Suite C100A, Austin, TX 78728;
•signing, dating and returning a proxy card bearing a later date;
•submitting another proxy by Internet or telephone (the latest dated proxy will control); or
•attending the Annual Meeting and voting in-person or online by ballot.
If you hold your shares in “street name,” you should follow the directions provided by the bank, broker or other holder of record to revoke your proxy. Regardless of how you hold your shares, your attendance at the Annual Meeting after having executed and delivered a valid proxy card will not in and of itself constitute a revocation of your proxy.

What vote is required to approve each item?
•Proposal No. 1 (election of directors): the director nominees will be elected by a majority of the votes cast. Stockholders may not cumulate votes in the election of directors. The Board recommends a vote “FOR” all nominees.
•Proposal No. 2 (ratification of BDO as the Company’s independent registered public accounting firm): the affirmative vote by the holders of a majority of the voting power of the common stock present in-person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is necessary for approval of Proposal No. 2. The Board recommends a vote “FOR” Proposal No. 2.
•Proposal No. 3 (advisory, non-binding vote on named executive officer compensation): the affirmative vote by the holders of a majority of the voting power of the common stock present in-person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is necessary for approval of Proposal No. 3. The Board recommends a vote “FOR” Proposal No. 3.
•Proposal No. 4 (approval of the Company’s Tax Benefit Preservation Plan): the affirmative vote by the holders of a majority of the voting power of the common stock present in-person or represented by proxy at the Annual

Meeting and entitled to vote on the proposal is necessary for approval of Proposal No. 4. The Board recommends a vote “FOR” Proposal No. 4.

What happens if a director does not receive a sufficient number of votes?
Aviat’s Corporate Governance Guidelines provide that a director nominee who receives a greater number of votes “AGAINST” his or her election than votes “FOR” his or her election must promptly offer his or her resignation to the Board. The Board will determine whether to accept the nominee’s resignation. See “Majority Vote Policy in Director Elections” for additional information.

What constitutes a quorum, abstention and broker “non-vote”?
The presence at the Annual Meeting either in-person, virtually through the webcast, or by proxy of the holders of common stock entitled to cast a majority of the voting power of all of the common stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting.
Abstentions and broker “non-votes” are counted as present and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting. An abstention occurs when a stockholder does not vote for or against a proposal but specifically abstains from voting. A broker “non-vote” occurs when a bank, broker or other holder of record holding shares in street name for a beneficial owner signs and submits a proxy or votes with respect to shares of common stock held in a fiduciary capacity, but does not vote on a particular matter because the bank, broker or other holder of record does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner or because the bank, broker or other holder of record elects not to vote on a matter as to which it does have discretionary voting power. Under the rules governing banks, brokers and other holders of record who are voting with respect to shares held in street name, such entities have the discretion to vote such shares on routine matters but not on non-routine matters. Only Proposal No. 2 is a routine matter.
For Proposal No. 1, abstentions and broker “non-votes”, if any, will be disregarded and have no effect on the outcome of the vote. For Proposals No. 2, No. 3, and No. 4, abstentions will have the same effect as voting against the proposal, and broker “non-votes”, if any, will be disregarded and have no effect on the outcome of the vote.

Who pays for the cost of solicitation?
We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, the Notice and any additional solicitation materials that may be furnished to our stockholders and the maintenance and operation of the website providing Internet access to these proxy materials. We will reimburse banks, brokers and other holders of record for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock and maintaining Internet access for such materials and the submission of proxies. We may supplement the original solicitation of proxies by mail through solicitation by telephone, email, over the Internet or by other means by our directors, officers and other employees. No additional compensation will be paid to these individuals for any such services.
In addition, the Company has retained D.F. King & Co. to assist it in the solicitation of proxies. The Company has agreed to pay D.F. King & Co. a fee of $10,500, plus reimbursement for their reasonable out-of-pocket expenses. The Company has also agreed to indemnify D.F. King & Co. against certain liabilities and expenses, including certain liabilities and expenses under the federal securities laws.

What is the deadline for submitting proposals and director nominations for the 2021 Annual Meeting?
For stockholder proposals that are not intended to be included in next year’s proxy statement and for director nominations that are intended to be included in next year’s proxy statement, a stockholder of record must submit a written notice thereof, which notice must be received by our Corporate Secretary at our principal executive offices not earlier than August 13, 2021, or later than September 12, 2021. The full requirements for the submission of nominations of directors and proposals of business not intended to be included in the Company’s proxy are contained in Article II, Sections 13 and 14, respectively, of our Bylaws, which are available for review at our website, www.aviatnetworks.com.
Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) must be directed to the Corporate Secretary, Aviat Networks, Inc., at our principal executive offices, and must be received by May 28, 2021.
In accordance with the rules of the SEC, the proxies solicited by the Board for the 2021 Annual Meeting will confer discretionary authority on the proxy holders to vote on any director nomination or stockholder proposal properly presented at the 2021 Annual Meeting if the Company fails to receive notice of such matter in accordance with the periods specified above.

Who will count the votes?
Broadridge will tabulate the votes cast by proxy. The Company has retained an independent inspector of elections in connection with Aviat’s solicitation of proxies for the Annual Meeting. Aviat intends to notify stockholders of the results of the Annual Meeting by filing a Form 8-K with the SEC.

CORPORATE GOVERNANCE
We believe in and are committed to sound corporate governance principles. Consistent with our commitment to and continuing evolution of corporate governance principles, we adopted a Code of Conduct, Corporate Governance Guidelines and written charters for the Governance and Nominating Committee, Audit Committee and Compensation Committee which are available in the Governance subsection of the Investor page of our website at https://aviatnetworks.com. Each of our Board committees is required to conduct an annual review of its charter and applicable guidelines.

Board Members
The authorized size of the Board is currently six. Our Bylaws require that the Board have a minimum of three directors. Directors are nominated by the Governance and Nominating Committee of the Board. To further continue our commitment to Board diversity, the Board elected Dahlia Loeb on May 19, 2020.
The following are the members of the Board as of the date of this Proxy Statement. See Proposal No. 1 for additional information regarding the nominees for director.

Name	Title and Positions
John Mutch	Director, Chairman of the Board
Kenneth Kong	Director
Dahlia Loeb	Director
John J. Quicke	Director
Peter Smith	Director, President and Chief Executive Officer
Dr. James C. Stoffel	Director

The Board has determined that each of our current directors other than Mr. Smith has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is otherwise independent in accordance with listing rules of the NASDAQ Stock Market (the “NASDAQ Listing Rules”). Our independent directors regularly meet in executive session without members of management present.
All of our directors are requested to attend our annual meetings of stockholders. Four of our six directors, representing all of our current directors who were directors at the time of the 2019 Annual Meeting, attended our 2019 Annual Meeting either in-person or via telephone.

Director Selection Process
The Governance and Nominating Committee is responsible for leading the search for qualified individuals for election as directors to ensure the Board has an optimal mix of skills, expertise and diversity of background. The Governance and Nominating Committee recommends candidates to the full Board for election. Any formal invitation to a director candidate is authorized by the full Board. The Governance and Nominating Committee identifies candidates through a variety of means, including recommendations from members of the Board, suggestions from Company management and, from time to time, a third-party search firm. The Governance and Nominating Committee also considers candidates recommended by stockholders. Stockholders wishing to recommend director candidates for consideration by the Governance and Nominating Committee may do so by writing to the Secretary of the Company, giving the recommended candidate’s name, biographical data and qualifications.
Recently Appointed Directors
Dahlia Loeb was recommended to the Governance and Nominating Committee through a Board member. Ms. Loeb brings over two decades of investment and capital markets experience, and a wealth of knowledge of both public and private companies in a wide range of industries, including telecommunications, communications infrastructure, wireless and tech-enabled services.
Peter Smith was recommended to the Board by the Company after joining the Company as President and CEO. Mr. Smith has more than 25 years of leadership experience in business management and a proven track record of creating value for companies.

Board and Committee Meetings and Attendance
In fiscal year 2020, the Board held eleven meetings. Each of the Board members attended 100% of the Board meetings and 100% of the total number of meetings of the committee or committees on which the member served, in each case, with respect to Board and committee meetings that took place while such director was a member of the Board.

Board Member Qualifications
Our Board believes that its members should encompass a range of talents, skills and expertise, which enables the Board to provide sound guidance with respect to the Company’s operations and interest. Each director shall have the ability to apply good business judgement and must be able to exercise his or her duties of loyalty and care. Candidates for the position of director should exhibit proven leadership capabilities, high integrity, exercise high level responsibilities within their chosen careers, and have an ability to quickly grasp complex principles of business, finance, international transactions, and communication technologies. Our Board prefers a variety of professional experiences and backgrounds among its members. In addition to considering a candidate’s experiences and background, candidates are reviewed in the context of the current composition of the Board and evolving needs of our businesses. In particular, the Board has sought to include members that have experience in establishing, growing and leading communications companies in senior management positions and serving on the board of directors of other companies. In determining that each of the members of the Board is qualified to be a director, the Board has relied on the attributes listed below and, where applicable, on the direct personal knowledge of each of the members’ prior service on the Board.

Our bylaws provide that a director may not be older than 75 years of age on the date of his or her election or appointment to the Board unless otherwise specifically approved by a resolution passed by the Board.

Directors’ Biographies

The following is a brief description of the business experience and background of each nominee for director, including the capacities in which each has served during at least the past five years:
Mr. John Mutch, age 64, currently serves as Chairman of the Board and has served on the Board since January 2015. He served on the Board of Directors of Steel Excel Inc. (“Steel Excel”), a provider of drilling and production services to the oil and gas industry and a provider of event-based sports services and other health-related services, from 2007 to 2016. From December 2008 to January 2014, he served as Chairman of the board of directors and Chief Executive Officer of Beyondtrust Software, a privately-held security software company. Mr. Mutch has been the founder and managing partner of MV Advisors LLC (“MV Advisors”), a strategic block investment firm that provides focused investment and strategic guidance to small and mid-cap technology companies, since December 2005. Prior to founding MV Advisors, in March 2003, Mr. Mutch was appointed by the U.S. Bankruptcy court to the board of directors of Peregrine Systems, Inc. (“Peregrine Systems”), a provider of enterprise asset and service management solutions. He assisted that company in a bankruptcy work-out proceeding and was named President and Chief Executive Officer in July 2003. Previous to running Peregrine Systems, Mr. Mutch served as President, Chief Executive Officer and a director of HNC Software, an enterprise analytics software provider. Before HNC Software, Mr. Mutch spent seven years at Microsoft Corporation in a variety of executive sales and marketing positions. Mr. Mutch previously served on the boards of directors of Phoenix Technologies Ltd., a leader in core systems software products, services and embedded technologies, Edgar Online, Inc., a provider of financial data, analytics and disclosure management solutions, Aspyra, Inc., a provider of clinical and diagnostic information systems for the healthcare industry, Overland Storage, Inc., a provider of unified data management and data protection solutions, and Brio Software, Inc., a provider of business intelligence software. He has served as a director at Agilysys, Inc., a provider of information technology solutions, since March 2009. From April 2017 to May 2019, Mr. Mutch served as a director at Maxwell Technologies, Inc., a manufacturer of energy storage and power delivery solutions for automotive, heavy transportation, renewable energy, backup power, wireless communications and industrial and consumer electronics applications. From July 2017 to March 2018, he served as a director at YuMe, Inc., a provider of digital video brand advertising solutions, at which time YuMe was acquired by RhythmOne plc, a technology-enabled digital media company, and Mr. Mutch continued serving as a director on the RhythmOne board until January 2019.
Mr. Mutch brings to the Board extensive experience as an executive in the technology sector. He also has experience as a director at several public companies in the technology sector. He is or has been a member of the audit committee of various public and private companies and brings valuable financial expertise to the Board.
Dahlia Loeb, age 47, was appointed to the Board in May 2020. Ms. Loeb has been a managing director of Arcadia Investment Partners ("Arcadia"), an investment firm since May 2016. Ms. Loeb is responsible for evaluating and overseeing investments across Arcadia's private equity, alternative fixed income, and real estate holdings. She has also been a managing partner at Reveille Capital Management, an investment firm, since February 2008, where she is responsible for overseeing investments across public equity, private equity, and venture capital. Before Arcadia, Ms. Loeb was a portfolio manager at Arrowgrass Capital Partners LLP, a hedge fund sponsor, and was a managing director and portfolio manager at Intrepid Capital Management, a hedge fund sponsor. She holds a B.A. in Economics from Harvard College and an M.B.A. from Harvard Business School.
Ms. Loeb brings over two decades of investment and capital markets knowledge, and a wealth of experience with both public and private companies in a wide range of industries, including telecommunications, communications infrastructure, wireless and tech-enabled services.
Mr. Kenneth Kong, age 46, has served as a member of the Board since November 2016. He is a Senior Vice President at Steel Services, Ltd. (“Steel Services”), a management and advisory company that provides management services to Steel Partners Holdings, L.P. and its affiliates. As an investment professional at Steel Services, Mr. Kong sources and analyzes investment opportunities in publicly traded securities in a diverse number of industries. He is also a member of the Mergers and Acquisitions team at Steel Services focused on deal sourcing, due diligence and analysis. Since joining the firm in 1997 as an investment analyst, Mr. Kong also performed in various key positions in managing investor relations, marketing and administration for Steel Partners II, L.P., Steel Partners Japan Strategic Fund, L.P. and Steel Partners China Access I, L.P. From 2006 to 2016, he managed Steel Partners China Access I, L.P., a private investment fund focused on investing in publicly listed state-owned enterprises in the People’s Republic of China. Mr. Kong currently serves as a of Trustee BNS Holding Liquidating Trust, Inc. since 2012, and served as a director of Ore Holdings, Inc. from October 2010 to August 2017. Additionally, he has served as a director on several private companies.
Mr. Kong’s brings to the Board an extensive knowledge of capital allocation and related matters.
Mr. John J. Quicke, age 71, has served as a member of the Board since January 2015. Mr. Quicke served as a director of Rowan Companies, plc, an offshore contract drilling company, from January 2009 to March 2019. From January 2016 to May 2019, he served as a consultant, and as Chairman of Steel Energy Services LTD, a subsidiary of Steel Partners Holdings, L.P. He served on the board of directors of Steel Excel from 2007 to July 2016 and served as its Interim President and Chief Executive Officer from January 2010 to March 2013. In March 2013, he was named President and Chief Executive Officer of Steel Excel’s Steel Energy segment and served in that capacity until December 2015. Mr. Quicke served as Managing Director and operating partner of Steel Partners LLC, a subsidiary of Steel Partners Holdings L.P. from September 2005 until December 2015. Previously, Mr. Quicke served in various capacities at Sequa Corporation, a diversified manufacturer, including Vice Chairman and Executive Officer, President, and as a director of the company. Mr. Quicke previously served as a Vice President and director of Handy & Harman Ltd. (“H&H”), director, President and Chief Executive Officer of DGT Holdings Corp. and as a director of Angelica Corporation, a provider of health care linen management services, Layne Christensen Company, a global solutions provider for essential natural resources, NOVT Corporation, a vascular brachytherapy business, JPS Industries, Inc., a manufacturer of mechanically formed glass and aramid substrate materials for specialty applications.
Mr. Quicke’s extensive experience, including board service on ten public companies over 20 years, over 25 years of significant operating experience, which includes participation in acquisition and disposition transactions, as well as his financial and accounting expertise, enable him to assist in the effective management of the Company.
Mr. Peter Smith, age 54, has been our President and CEO since January 2020 and a member of the Board since February 2020. Mr. Smith has more than 25 years of leadership experience in business management and a proven track record of creating value for companies. He most recently served as Senior Vice President, US Windows and Canada for Jeld-Wen from March 2017 to December 2019, where he had full profit and loss responsibility for Jeld-Wen’s $1B+ windows business, implementing lean manufacturing principles and strategic development programs to deliver growth and improved profitability. Prior to Jeld-Wen, from October 2013 to March 2017, he served as President of Polypore International’s Transportation and Industrial segment and oversaw transformative initiatives that helped prepare the former public company for sale to the Asahi Kasei Group. Previously, he served as Chief Executive Officer and a director of Voltaix Inc., until its sale to Air Liquide.
Earlier in his career, Mr. Smith held various executive leadership positions at Fortune 100 and Fortune 500 companies, including Cooper Industries, Dover Knowles Electronics and Honeywell Specialty Materials. In these roles, his responsibilities ran the gamut of operations, sales and marketing, business development, and mergers and acquisitions. Mr. Smith also served on the board of Soleras Advanced Coatings from 2015 to 2018. He has both a Bachelor of Science degree in Material (Ceramics) Engineering and PhD in Material Science and Engineering from Rutgers University, and holds a Master of Business Administration degree from Arizona State University.
Dr. James C. Stoffel, age 74, has served as a member of the Board since January 2007 and was the lead independent director for Aviat from July 2010 to February 2015. In addition, Dr. Stoffel currently serves on the board of directors of PAR Technology Corporation, a NYSE listed company which provides software as a service (SaaS) and related solutions to the hospitality industry. He has been on the PAR board of directors since November 2017 and is currently the Lead Independent Director of PAR and chairman of the Compensation Committee. Since June 1, 2020, Dr. Stoffel has served as a director on the board of EZAccess MD. Dr. Stoffel retired from the board of directors of Harris Corporation in October 2018, having served since August 2003. He also retired in December 2018 from Trillium International, LLC, a private equity company, where he served as co-founding General Partner since 2006. He continues to be an advisor to multiple private equity firms. Prior to his private equity work, Dr. Stoffel was Senior Vice President, Chief Technical Officer and Director of Research and Development of Eastman Kodak Company (“Kodak”). He held this position from 2000 to April 2005. He joined Kodak in 1997 as Vice President and Director, Electronic Imaging Products Research and Development, and became Director of

Research and Engineering in 1998. Prior to joining Kodak, he was with Xerox Corporation (“Xerox”), where he began his career in 1972. His most recent position with Xerox was Vice President, Corporate Research and Technology.
Dr. Stoffel’s prior service as a senior executive of large, publicly traded, technology driven companies and his more than 30 years of experience focused on technology development provide him with an extensive knowledge of the complex technical research and development, management, financial and governance issues faced by a public company with international operations. This experience brings our Board important knowledge and expertise related to research and development, new product introductions, strategic planning, manufacturing, operations and corporate finance. His experience as an advisor to private equity firms also provides him with additional knowledge related to strategic planning, capital raising, mergers and acquisitions and economic analysis. Dr. Stoffel also has gained an understanding of public company governance and executive compensation through his service on public company boards, including as a lead independent director.

Board Leadership
The Board does not have a policy regarding the separation of the roles of CEO and Chairman of the Board as the Board believes that it is in the best interests of the Company for the Board to make that determination based on the position and direction of the Company and the membership of the Board. The members of the Board possess considerable experience and unique knowledge of the challenges and opportunities that the Company faces and are in the best position to evaluate the needs of the Company and how to best organize the capabilities of the directors and management to meet those needs.
When the CEO also serves as Chairman of the Board, our Corporate Governance Guidelines provide for the appointment of a lead independent director.
The Board has determined that having Mr. Mutch serve as Chairman is in the best interest of the Company at this time. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing Board priorities and procedures and is useful in establishing a system of corporate checks and balances. Separating the Chairman position from the CEO position allows the CEO to focus on setting the strategic direction of the Company and the day-to-day leadership and performance of the Company, while the Chairman leads the Board in its role of, among other things, providing advice to, and overseeing the performance of, the CEO. In addition, managing the Board can be a time-intensive responsibility, and this structure permits our CEO to focus on the management of the Company’s day-to-day operations.

The Board’s Role in Risk Oversight
Assessing and managing risk is the responsibility of the management of the Company. The Board’s oversight of major risks occurs at both the full Board level and at the Board committee level. The Board oversees and reviews certain aspects of the Company’s risk management efforts, focusing on the adequacy of the Company’s risk management and risk mitigation processes. Management is responsible for establishing the Company’s business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. At the Board’s request, management proposed a process for identifying, evaluating and monitoring material risks and such process has been approved by the Board and is currently in effect. This risk management program is overseen by senior management who, in connection with their regular review of the overall business, identify and prioritize a broad range of material risks (e.g., financial, strategic, compliance and operational). Senior management also discusses mitigation plans to address such material risks. Prioritized risks and management’s plans for mitigating such risks are regularly presented to the full Board for discussion and in order to ensure monitoring. In addition to the risk management program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.
In addition, each of our Board committees also oversees the management of risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Audit Committee oversees the Company’s compliance with legal and regulatory requirements. The Governance and Nominating Committee assists the Board in shaping the corporate governance of the Company. The Compensation Committee oversees the management of risks relating to the Company’s executive compensation plans and incentive structure.

A discussion of risk factors in the Company’s compensation design can be found below under the heading “Risk Considerations in Our Compensation Program.”

Principles of Corporate Governance, Bylaws and Other Governance Documents
The Board has adopted Corporate Governance Guidelines and other corporate governance documents that supplement certain provisions of our Bylaws and relate to, among other things, the composition, structure, interaction and operation of the Board. Some of the key governance features of our Corporate Governance Guidelines, Bylaws and other governance documents are summarized below.
Majority Voting in Director Elections. In an uncontested election of directors, to be elected to the Board, each nominee must receive the affirmative vote of shares representing a majority of the votes cast, meaning that the number of votes “FOR” a director nominee must exceed the number of votes “AGAINST” that director nominee.
Aviat’s Corporate Governance Guidelines provide that any director nominee in an uncontested election who does not receive a greater number of votes “FOR” his or her election than votes “AGAINST” such election must, promptly following certification of the stockholder vote, offer his or resignation to the Board for consideration in accordance with the following procedures. All of these procedures will be completed within 90 days following certification of the stockholder vote.
The Board, through its Qualified Independent Directors (as defined below), will evaluate the best interests of the Company and its stockholders and decide the action to be taken with respect to such offered resignation, which can include, without limitation: (i) accepting the resignation; (ii) accepting the resignation effective as of a future date not later than 180 days following certification of the stockholder vote; (iii) rejecting the resignation but addressing what the Qualified Independent Directors believe to be the underlying cause of the withhold votes; (iv) rejecting the resignation but resolving that the director will not be re-nominated in the future for election; or (v) rejecting the resignation.
In reaching their decision, the Qualified Independent Directors will consider all factors they deem relevant, including but not limited to: (i) any stated reasons why stockholders did not vote for such director; (ii) the extent to which the “AGAINST” votes exceed the votes “FOR” the election of the director and whether the “AGAINST” votes represent a majority of the outstanding shares of common stock; (iii) any alternatives for curing the underlying cause of the “AGAINST” votes; (iv) the director’s tenure; (v) the director’s qualifications; (vi) the director’s past and expected future contributions to the Company; (vii) the overall composition of the Board, including whether accepting the resignation would cause the Company to fail or potentially fail to comply with any applicable law, rule or regulation of the SEC or the NASDAQ Listing Rules; and (viii) whether such director’s continued service on the Board for a specified period of time is appropriate in light of current or anticipated events involving the Company.
Following the Board’s determination, the Company will, within four business days, disclose publicly in a document furnished or filed with the SEC the Board’s decision as to whether or not to accept the resignation offer. The disclosure will also include a description of the process by which the decision was reached, including, if applicable, the reason or reasons for rejecting the offered resignation.
A director who is required to offer his or her resignation in accordance with this policy may not be present during the deliberations or voting whether to accept his or her resignation or, except as otherwise provided below, a resignation offered by any other director in accordance with this policy. Prior to voting, the Qualified Independent Directors may afford the affected director an opportunity to provide any information or statement that he or she deems relevant.
For purposes of this policy, “Qualified Independent Directors” means all directors who (i) are independent directors (as defined in accordance with the NASDAQ Listing Rules) and (ii) are not required to offer their resignation in connection with an election in accordance with this policy. If there are fewer than three independent directors then serving on the Board who are not required to offer their resignations in accordance with this policy, then the Qualified Independent Directors means all of the independent directors, and each independent director who is required to offer his resignation in accordance with this policy must recuse himself from the deliberations and voting only with respect to his individual offer to resign.

All nominees for election as a director in an uncontested election are deemed to have agreed to abide by this policy and will offer to resign and will resign if requested to do so in accordance with this policy (and will if requested submit an irrevocable resignation letter, subject to this majority voting policy, as a condition to being nominated for election).
Prohibition Against Pledging Aviat Securities and Hedging Transactions. In accordance with Aviat’s Insider Trading Policy directors and executive officers are prohibited from short sales of Aviat securities, entering into puts, calls or other derivative securities, pledging Aviat securities and engaging in hedging transactions with respect to Aviat securities. Aviat specifically prohibits directors and executive officers from holding Aviat securities in any margin account for investment purposes or otherwise using Aviat securities as collateral for a loan. An exception to this prohibition may be granted where a person wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Insiders are also prohibited from purchasing certain instruments (including prepaid variable forward contracts, equity swaps, and collars) and engaging in transactions designed to hedge or offset any decrease in the value of Aviat securities.

Board Committees
The Board maintains an Audit Committee, a Compensation Committee and a Governance and Nominating Committee as its regular committees. Copies of the charters for the Audit Committee, the Compensation Committee and the Governance and Nominating Committee are available on our website at https://investors.aviatnetworks.com/corporate-governance/documents-charters.
The following table shows, at the conclusion of fiscal year 2020, the Chairman and members of each committee, the number of committee meetings held, and the principal functions performed by each committee as described in such committee’s charter:

Committee	Number of Meetings in Fiscal 2020	Members	Principal Functions
Audit	5	John Mutch* John J. Quicke Dr. James C. Stoffel
• Selects our independent registered public accounting firm
• Reviews reports of our independent registered public accounting firm
• Reviews and pre-approves the scope and cost of all services, including all non-audit services, provided by the firm selected to conduct the audit
• Monitors the effectiveness of the audit process
• Reviews independent registered public accounting firm’s and management’s assessment of the adequacy of financial reporting and operating controls
• Monitors corporate compliance program
• Reviews the process by which management identifies and mitigates key areas of risk

Compensation	7	Dr. James C. Stoffel* John J. Quicke Kenneth Kong Dahlia Loeb	• Reviews our executive compensation policies and strategies • Oversees and evaluates our overall compensation structure and programs • Reviews and oversees management’s continuity planning processes
Governance and Nominating	5	John J. Quicke* Dr. James C. Stoffel John Mutch
• Develops and implements policies and practices relating to corporate governance
• Reviews and monitors implementation of our governance policies and procedures
• Establish, implement, and monitor the processes for (a) effective communication with stockholders and (b) consideration of stockholder proposals
• Assists in developing criteria for open positions on the Board
• Reviews and recommends nominees for election of directors to the Board
• Reviews and recommends policies, if needed, for selection of candidates for directors

_____________________
* Chairman of Committee

Audit Committee
The Audit Committee is primarily responsible for selecting and approving the services performed by, our independent registered public accounting firm, as well as reviewing our accounting practices, corporate financial reporting and system of internal controls over financial reporting. No material amendments to the Audit Committee Charter were made during fiscal year 2020. During fiscal year 2020, the Audit Committee was comprised of independent, non-employee members of our Board who were “financially sophisticated” under the NASDAQ Listing Rules.
The Board has determined that Mr. Mutch and Mr. Quicke qualify as “audit committee financial experts,” as defined under Item 407(d)(5)(i) of Regulation S-K under the Securities Act of 1933 and the Exchange Act and that Mr. Mutch and Mr. Quicke are independent under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. Such status does not impose on any director duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on a director as members of our Audit Committee and the Board.

Compensation Committee
    The Compensation Committee has the authority and responsibility to approve our overall executive compensation strategy, to administer our annual and long-term compensation plans and to review and make recommendations to the Board regarding executive compensation. The Compensation Committee is comprised of independent, non-employee members of the Board in accordance with NASDAQ Listing Rules. During fiscal year 2020, the Compensation Committee utilized Pearl Meyer & Partners, LLC (“Pearl Meyer”) as an independent, third-party consulting firm.

Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee was an officer or employee or former officer of the Company. None of our executive officers currently serves or in the past year has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board or Compensation Committee. For a description of transactions between us and members of our Compensation Committee and affiliates of such members, please see “Transactions with Related Persons.”

Governance and Nominating Committee
Each member of the Governance and Nominating Committee met the independence requirements of the NASDAQ Listing Rules.
The Governance and Nominating Committee develops and implements policies and practices related to corporate governance consistent with sound corporate governance principles. The Governance and Nominating Committee establishes, implements, and monitors the processes for (a) effective communication with stockholders and (b) consideration of stockholder proposals.
The Governance and Nominating Committee also recommends candidates to the Board and periodically reviews whether a more formal selection policy should be adopted. The Governance and Nominating Committee does not have a specific policy with regard to the consideration of any director candidates recommended by security holders, and there is no difference in the manner in which the committee members evaluate nominees for director based on whether the nominee is recommended by a stockholder. We currently do not pay a third party to identify or assist in identifying or evaluating potential nominees, although we may in the future utilize the services of such third parties.
In reviewing potential candidates for the Board, the Governance and Nominating Committee considers the individual’s experience and background. Candidates for the position of director should exhibit proven leadership capabilities, high integrity, exercise high level responsibilities within their chosen career, and possess an ability to quickly grasp complex principles of business, finance, international transactions and communications technologies. In general, candidates who have held an established executive level position in business, finance, law, education, research, government or civic activity will be preferred.

Although the Governance and Nominating Committee has not adopted a formal diversity policy with regard to the selection of director nominees, diversity is one of the factors that the committee considers in identifying director nominees. When identifying and recommending director nominees, the Governance and Nominating Committee views diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that contribute to board diversity. As part of this process, the Governance and Nominating Committee evaluates how a particular candidate would strengthen and increase the diversity of the Board in terms of how that candidate may contribute to the Board’s overall balance of perspectives, backgrounds, knowledge, experience, skill sets and expertise in substantive matters pertaining to the Company’s business.
In making its recommendations, the Governance and Nominating Committee bears in mind that the foremost responsibility of a director of a corporation is to represent the interests of the stockholders as a whole. The Governance and Nominating Committee intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.

Stockholder Communications with the Board
Stockholders who wish to communicate directly with the Board may do so by submitting a comment via the Company’s website at https://investors.aviatnetworks.com/investor-resources/contact-us or by sending a letter addressed to: Aviat Networks, Inc., c/o Corporate Secretary, 200 Parker Drive, Suite C100A, Austin, TX 78728. The Corporate Secretary monitors these communications and provides a summary of all received messages to the Board at its regularly scheduled meetings. When warranted by the nature of communications, the Corporate Secretary will request prompt attention by the appropriate committee or independent director of the Board, independent advisors or management. The Corporate Secretary may decide in her judgment whether a response to any stockholder communication is appropriate.

Code of Conduct
We implemented our Code of Conduct effective January 26, 2007 and as amended July 1, 2020. All of our employees, including the CEO and CFO, are required to abide by the Code of Conduct to help ensure that our business is conducted in a consistently ethical and legal manner. The Company has adopted a written policy, and management has implemented a reporting system, intended to encourage our employees to bring to the attention of management and the Audit Committee any complaints regarding the integrity of our internal system of controls over financial reporting, or the accuracy or completeness of financial or other information related to our financial statements.

TRANSACTIONS WITH RELATED PERSONS
During fiscal year 2020, we believe there were no transactions, or series of similar transactions, to which we were or are to be a party in which the amount exceeded $120,000, and in which any of our directors or executive officers, any holders of more than 5% of our common stock or any members of any such person’s immediate family, had or will have a direct or indirect material interest, other than compensation described in the sections titled “Director Compensation and Benefits” and “Executive Compensation,” other than a third party software solution with a value of $173,000 over two years purchased through a 10% shareholder in order to receive preferential pricing.
The Company does not have a formal written policy with respect to the review, approval, or ratification of transactions with related persons, but has established procedures to identify these transactions, if any, and bring them to the attention of the Board for consideration. These procedures include a quarterly assessment in connection with our quarterly financial risk assessments. The Board considers the following regulatory guidance: (i) Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended (Transactions with Related Persons); (ii) Accounting Standards Codification Topic 850 (Related Party Disclosures); (iii) Public Company Accounting Oversight Board Auditing Standard No. 18 (Related Parties); and (iv) the NASDAQ’s governance standards related to independence determinations.

Our Code of Conduct prohibits all employees, including our executive officers, from benefiting personally from any transactions with us other than approved compensation benefits.

DIRECTOR COMPENSATION AND BENEFITS
The Board has delegated responsibility to the Compensation Committee to determine the form and amount of director compensation, which reviewed and assessed from time to time by the Compensation Committee with changes, if any, recommended to the Board for action. Director compensation may take the form of cash, equity, and other benefits ordinarily available to directors.
Directors who are not employees of ours received the following fees, as applicable, for their services on our Board during fiscal year 2020:
•$60,000 basic annual cash retainer, payable on a quarterly basis, which a director may elect to receive in the form of shares of common stock;
•$25,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Board;
•$20,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Audit Committee;
•$10,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Governance and Nominating Committee;
•$15,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Compensation Committee; and
•Annual grant of restricted stock units (“RSUs”) under our 2018 Incentive Plan (the “2018 Plan”) valued at $75,000, with 100% vesting at the earlier of (1) the day before the date of the Annual Meeting, or (2) the first anniversary of the 2019 annual stockholders’ meeting, subject to continuing service as a director through such earlier date.
    As a result of the COVID-19 pandemic, in the fourth quarter of fiscal year 2020, the Board approved a one-time 25% reduction of the cash retainers payable to the non-employee directors for their service during the fourth quarter of fiscal year 2020, including any additional cash retainers payable to the Chairman of the Board and to non-employee directors for their service as committee chairs during such quarter. The Board approved these reductions after reviewing market data and receiving advice from its independent compensation consultant, Pearl Meyer, regarding reductions in director compensation as a result of current market conditions due to the COVID-19 pandemic.

We reimburse each non-employee director for reasonable travel expenses incurred and in connection with attendance at Board and committee meetings on our behalf, and for expenses such as supplies and continuing director education costs, including travel for one course per year. Employee directors are not compensated for service as a director.
As adopted by the Company’s Board of Directors in November 2019, members of the Board shall achieve ownership of three times (3x) such director’s annual cash retainer (exclusive of chairperson or committee fees). A director is required to achieve compliance with the foregoing ownership requirement by the later of (a) five years from the date of adoption of the guidelines, or (b) five years from the start of such director’s directorship with the Company. All vested RSUs or Company shares purchased by a director in the open market shall be counted toward a director’s ownership requirement.

Fiscal Year 2020 Compensation of Non-Employee Directors
Our non-employee directors received the following aggregate amounts of compensation in respect of fiscal year 2020:

Name	Fees Earned in Cash	Stock Awards (2)	Total
	($)	($)	($)
Kenneth Kong	56,250	74,483	130,733
Dahlia Loeb(1)	11,250	36,285	47,535
John Mutch	98,438	74,483	172,921
John J. Quicke	65,625	74,483	140,108
Dr. James C. Stoffel	70,313	74,483	144,796
__________________
1.Ms. Loeb was appointed by the Board as a non-employee director and a member of the Compensation Committee, effective May 19, 2020. She received a pro-rated annual cash retainer and equity award for her service on the Board during the fourth quarter of fiscal year 2020.
2.The amounts shown in this column reflect the aggregate grant date fair value of RSUs granted to our non-employee directors computed in accordance with FASB ASC Topic 718, determined without regard to estimated forfeitures. The assumptions made in determining the fair values of our stock awards and option awards are set forth in Notes 1 and 9 to our fiscal year 2020 Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended July 3, 2020, as filed with the SEC on August 27, 2020.
As of July 3, 2020, our non-employee directors held the following numbers of unvested RSUs, all of which were granted under the 2018 Plan:

Name	Unvested Stock Awards
Kenneth Kong	5,293
Dahlia Loeb	2,460
John Mutch	5,293
John J. Quicke	5,293
Dr. James C. Stoffel	5,293

Indemnification
Our Bylaws require us to indemnify each of our directors and officers with respect to their activities as a director, officer, or employee of ours, or when serving at our request as a director, officer, or trustee of another corporation, trust, or other enterprise, against losses and expenses (including attorney fees, judgments, fines, and amounts paid in settlement) incurred by them in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which they are, or are threatened to be made, a party(ies) as a result of their service to us. In addition, we carry directors’ and officers’ liability insurance, which includes similar coverage for our directors and executive officers. We will indemnify each such director or officer for any one or a combination of the following, whichever is most advantageous to such director or officer:
•The benefits provided by our Bylaws in effect on the date of the indemnification agreement or at the time expenses are incurred by the director or officer;
•The benefits allowable under Delaware law in effect on the date the indemnification bylaw was adopted, or as such law may be amended;
•The benefits available under liability insurance obtained by us; and
•Such benefits as may otherwise be available to the director or officer under our existing practices.
Under our Bylaws, each director or officer will continue to be indemnified even after ceasing to occupy a position as an officer, director, employee or agent of ours with respect to suits or proceedings arising from his or her service with us.
In addition, the Company has entered into indemnification agreement with each director and officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Except as noted below, the following table sets forth information with respect to the beneficial ownership of our common stock as of September 15, 2020 by each person or entity known by us to beneficially own more than 5 percent of our common stock, by our directors, by our nominees for director, by our named executive officers and by all our directors, nominees for director and executive officers as a group. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons listed in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Aviat Networks, Inc., 200 Parker Drive. Suite C100A. Austin, TX 78728. As of September 15, 2020, there were 5,423,007 shares of our common stock outstanding.

Name and Address of Beneficial Owner	Common Shares Currently Held(1)	Common Shares That May Be Acquired Within 60 Days of the Record Date(2)		Total Beneficial Ownership	Percentage Beneficially Owned

Steel Partners Holdings L.P.	670,240		(3)	670,240	12.4%
590 Madison Avenue, 32nd Floor New York, NY
Kennedy Capital Management, Inc.	528,238		(4)	528,238	9.7%
10829 Olive Blvd., St. Louis, MO 63141
Thomas A. Satterfield, Jr.	361,474		(5)	361,474	6.7%
2609 Caldwell Mill Lane, Birmingham, Alabama 35243
Renaissance Technologies	291,085		(6)	291,085	5.4%
800 Third Avenue New York, New York 10022

Named Executive Officers and Directors
John J. Quicke	35,230	5,293		40,523	*
Dr. James C. Stoffel	29,947	8,326		38,273	*
John Mutch	26,896	5,293		32,189	*
Kenneth Kong	12,125	5,293		17,418	*
Dahlia Loeb	—	2,460		2,460	*
Peter Smith	—	—		—	*
Eric Chang	8,478	4,894		13,372	*
Michael Pangia	—	—		—	*
Walter Stanley Gallagher, Jr.	3,394	14,541		17,935	*
Shaun McFall	29,135	9,219		38,354	*
All directors, nominee for director and executive officers as a group (10 persons)	145,205	55,319		200,524	3.7%
__________________________
* Less than one percent
(1)Beneficial ownership is determined under the rules and regulations of the SEC, and generally includes voting or dispositive power with respect to such shares.
(2)Shares of common stock that a person has the right to acquire within 60 days are deemed to be outstanding and beneficially owned by that person for the purpose of computing the total number of shares beneficially owned by that person and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group. Accordingly, the amounts in the table include shares of common stock that such person has the right to acquire within 60 days of September 15, 2020 by the exercise of stock options or vesting of restricted stock units.
(3)Based solely on a review of Amendment No. 6 to the Schedule 13D filed with the SEC on January 13, 2015 by Steel Excel Inc., Steel Partners Holdings L.P., SPH Group LLC, SPH Group Holdings LLC and Steel Partners Holdings GP Inc. Each of the foregoing entities reported shared voting and dispositive power with respect to all of such shares.
(4)Based solely on a review of Amendment No. 1 to Schedule 13G, filed with the SEC on February 14, 2020 by Kennedy Capital Management, Inc. Kennedy Capital Management, Inc. reported sole voting power and sole dispositive power with respect to all 528,238 shares.
(5)Based solely on a review of Amendment No. 1 to Schedule 13G, filed with the SEC on February 13, 2020, by Thomas A. Satterfield, Jr. Thomas A. Satterfield, Jr. reported shared voting power and shared dispositive power with respect to 361,474 shares and reported sole voting power and sole dispositive power with respect to 20,000 shares.
(6)Based solely on a review of Amendment No. 2 to Schedule 13G, filed with the SEC on February 13, 2020, by Renaissance Technologies LLC. Renaissance Technologies LLC reported sole voting power and sole dispositive power with respect to all 291,085 shares.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
For fiscal year 2020, the Audit Committee consisted of three members of the Board, each of whom was independent of the Company and its management, as defined in the NASDAQ Listing Rules. The Board has adopted, and periodically reviews, the Audit Committee charter. The charter specifies the scope of the Audit Committee’s responsibilities and how it carries out those responsibilities.
The Audit Committee reviews management’s procedures for the design, implementation, and maintenance of a comprehensive system of internal controls over financial reporting and disclosure controls and procedures focused on the accuracy of our financial statements and the integrity of our financial reporting systems. The Audit Committee provides the Board with the results of its examinations and recommendations and reports to the Board as it may deem necessary to make the Board aware of significant financial matters requiring the attention of the Board.
The Audit Committee does not conduct auditing reviews or procedures. The Audit Committee monitors management’s activities and discusses with management the appropriateness and sufficiency of our financial statements and system of internal control over financial reporting. Management has primary responsibility for the Company’s financial statements, the overall reporting process and our system of internal control over financial reporting. Our independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States (“GAAP”) and discusses with the Audit Committee any issues they believe should be raised with us.
The Audit Committee reviews reports from our independent registered public accounting firm with respect to their annual audit and approves in advance all audit and non-audit services provided by our independent auditors in accordance with applicable regulatory requirements. The Audit Committee also considers, in advance of the provision of any non-audit services by our independent registered public accounting firm, whether the provision of such services is compatible with maintaining their independence.
In accordance with its responsibilities, the Audit Committee has reviewed and discussed with management the audited financial statements for the year ended July 3, 2020 and the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee has also discussed with our independent registered public accounting firm, BDO, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and letter from BDO required by applicable requirements of the PCAOB regarding the communications of BDO with the Audit Committee concerning independence, and has discussed with BDO its independence, including whether the provision by BDO of non-audit services, as applicable, is compatible with its independence.
Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended July 3, 2020 be included in Company’s Annual Report on Form 10-K.

Audit Committee of the Board of Directors

John Mutch, Chairman
John J. Quicke
Dr. James C. Stoffel

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
BDO was our independent registered public accounting firm for the fiscal years ended July 3, 2020 and June 28, 2019. Representatives of BDO will be present at the Annual Meeting, will have opportunity to make a statement should they so desire and will be available to respond to appropriate questions.
The following table sets forth the fees billed for services rendered by our auditors, BDO, for each of our last two fiscal years:

	Fiscal Year 2020(1)	Fiscal Year 2019(1)
Audit Fees (2)	$1,071,000	$1,219,000
Audit-Related Fees (3)	—	122,000
Tax Fees (4)	5,000	79,000
All Other Fees	—	—
Total Fees for Services Provided	$1,076,000	$1,420,000
________________________
(1)Includes fees to be billed to us by BDO and BDO’s international affiliates for fiscal 2020 and 2019 financial statement audits, quarterly reviews and statutory audits.
(2)Audit fees include fees associated with the annual audit, as well as reviews of our quarterly reports on Form 10-Q, SEC registration statements, accounting and reporting consultations and statutory audits required internationally for our subsidiaries.
(3)Audit-Related fees consisted primarily of financial due diligence services.
(4)Tax fees were for services related to tax compliance and tax planning services.
BDO did not perform any professional services related to financial information systems design and implementation for us in fiscal year 2020 or fiscal year 2019.
The Audit Committee has determined in its business judgment that the provision of non-audit services described above is compatible with maintaining BDO’s independence.
Audit Committee Pre-Approval Policy
Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company’s principal accountants be approved in advance by the Audit Committee of the Board, subject to a “de minimis” exception set forth in the SEC rules (the “De Minimis Exception”). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairperson reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. All audit-related and non-audit services in fiscal years 2020 and 2019, if any, were pre-approved by the Audit Committee at regularly scheduled meetings of the Audit Committee, or through the process described in this paragraph, and none of such services was performed pursuant to the De Minimis Exception.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
Overview and Summary
This Compensation Discussion and Analysis, which has been prepared by management, is intended to help our stockholders understand our executive compensation philosophy, objectives, policies, practices, and decisions. It is also intended to provide context for the compensation awarded to, earned by, or paid to each of our named executive officers (our “named executive officers”) during fiscal 2020 (defined as June 29, 2019 – July 3, 2020) as detailed in the Summary Compensation Table below and in the other tables and narrative discussion that follow.

Named Executive Officer	Position
Peter A. Smith	Director, President and Chief Executive Officer
Eric Chang	Senior Vice President and Chief Financial Officer
Michael Pangia	Former President and Chief Executive Officer
Walter Stanley Gallagher, Jr	Former Senior Vice President, Chief Operating Officer and Principal Financial Officer and former Interim President and Chief Executive Officer
Shaun McFall	Former Senior Vice President and Chief Marketing and Strategy Officer

Over the past year our Company has gone through certain leadership changes. Mr. Pangia, our Chief Executive Officer (“CEO”) at the beginning of the 2020 fiscal year, stepped down on September 18, 2019, and Mr. Gallagher was appointed Interim President and CEO to serve in that role while the Company conducted a search for a new CEO. During that time, Mr. Gallagher continued to serve as our Senior Vice President, Chief Operating Officer and Principal Financial Officer. Mr. Chang was promoted in September 2019 to Senior Vice President. On January 2, 2020, the Company appointed Peter Smith as President and CEO and Mr. Gallagher transitioned back to serving only as the Senior Vice President, Chief Operating Officer and Principal Financial Officer. On April 3, 2020, Mr. Gallagher resigned from his role as Senior Vice President, Chief Operating Officer and Principal Financial Officer, and Mr. Chang was appointed Senior Vice President and Chief Financial Officer effective as of such date. On July 3, 2020, Mr. McFall resigned from his role as the Senior Vice President and Chief Marketing and Strategy Officer.
To understand our approach to executive compensation, you should read the entire Compensation Discussion and Analysis that follows. The following brief summary introduces the major topics covered:
•The cornerstone of our executive compensation program is pay for performance. Accordingly, while we pay competitive compensation and other benefits, our named executive officers’ compensation opportunity is weighted toward variable pay.
•The objectives of our executive compensation program are to reward superior performance, motivate our executives to achieve our goals and attract and retain a strong management team. We believe that our emphasis on long term stockholder value creation results in an executive compensation program structure that is beneficial to our Company and our stockholders.
•The Compensation Committee is made up of independent, non-employee members of the Board and oversees the executive compensation program for our named executive officers. The Compensation Committee works closely with its independent compensation consultant and management to evaluate the effectiveness of the Company’s executive compensation program throughout the year. The Compensation Committee’s specific responsibilities are set forth in its charter, which can be found on the Company’s website at http://investors.aviatnetworks.com/committee-details/compensation-committee. In reviewing the elements of our executive compensation program - base salary, annual cash incentives, long-term incentives and post-termination compensation - our Compensation Committee reviews market data from similar companies.

•Our competitive positioning philosophy is to set compensation fairly, as compared to the compensation of our peer group companies, with allowances for internal factors such as tenure, individual performance, the nature of the relative scope and complexity of the role and tenure.
•Our annual incentive program is based on specific Company financial performance goals for the fiscal year and includes provisions to “clawback” any excess amounts paid in the event of a later correction or restatement of our financial statements.
•As a result of the novel coronavirus disease (“COVID-19”) pandemic, the Company implemented certain compensation adjustments as part of an overall plan to protect its cash flow. These adjustments, which impacted the named executive officers, included a one-time, five-day furlough, and a temporary suspension of the Company’s matching program for the U.S. 401(k) plan during the fourth quarter of fiscal 2020. The U.S. 401(k) matching program was reinstated in July 2020 following the end of fiscal year 2020.
•We believe the compensation program for the named executive officers supported our strategic priorities and aligned compensation earned with the Company’s financial performance in fiscal year 2020.
Compensation Governance Best Practices
The Compensation Committee believes that a demonstrated commitment to best practices in compensation governance is itself an essential component of our approach to executive compensation. The following practices are some examples of this commitment:
•Pay for performance: A substantial portion of our executives’ compensation opportunity is tied to achieving specified corporate objectives. In fiscal year 2020, 100% of the annual bonuses granted pursuant to the Annual Incentive Plan (the “AIP”) were performance-based and at-risk, subject to the Company’s achievement of certain financial objectives. Under the 2018 Plan, one-third of the equity awards granted to the executives during fiscal year 2020 were performance share units (“PSUs”), the vesting of which is subject to the Company’s achievement of certain financial objectives.
•Mix of short-term and long-term compensation: Short-term compensation for our named executive officers is comprised of base salaries and bonuses payable pursuant to the AIP, which pays out only to the extent that the Company meets its financial targets. Long-term compensation comprised of PSUs (one-third), stock options (one-third) and time-based RSUs (one-third) was granted under our 2018 Plan during fiscal year 2020. PSUs are earned at the end of a three-year performance period based upon the Company’s achievement of certain performance criteria put in place for each fiscal year within the applicable performance period. Stock options and RSUs granted in fiscal year 2020 cliff vest three years from the date of grant.
•Independent compensation consultant: The Compensation Committee directly retains the services of Pearl Meyer, an independent compensation consultant, to advise it in determining reasonable and market-based compensation policies and practices.
•Prohibition on hedging and pledging: Our named executive officers, together with all other employees, are prohibited from engaging in hedging, pledging or similar transactions with respect to our securities.
•No perquisites: Our named executive officers are not provided any perquisites or special benefits other than our occasional provision of relocation expense reimbursement.
•No single trigger change of control acceleration: Change of control arrangements in our employment agreements include “double trigger” vesting provisions providing for acceleration of vesting of outstanding unvested equity awards only in the event that both a change of control occurs, and the named executive officer’s employment terminates thereafter for reasons specified in the employment agreements.
•No tax gross-ups: We do not provide gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or benefits paid or provided by the Company.

•Clawback: We have a clawback policy that entitles us to recover all or a portion of any performance-based compensation, including cash and equity components, for any excess amounts paid in the event of a later correction or misstatement of our financial statements, omissions or fraud.
•Compensation risk management: The Compensation Committee reviews and analyzes the risk profile of our compensation programs and practices on an annual basis.
Compensation Philosophy and Objectives
The primary objectives of our total executive compensation program are to use compensation as a tool to recruit and retain outstanding executives and incentivize them to create longer-term value for our stockholders. The following principles guide our overall compensation program:
•reward superior performance;
•motivate our executives to achieve strategic, operational, and financial goals;
•enable us to attract and retain a world-class management team; and
•align outcomes and rewards with stockholder expectations.
Each year, the Compensation Committee reviews the executive compensation program to ensure its design and policies remain appropriately aligned with our evolving business needs and to consider best compensation practices. Our executive compensation program is also reviewed to ensure that it achieves a balance between providing meaningful retention and performance incentives to our executives while managing both the Company’s share burn rate and the dilutive effects of equity awards to the Company’s stockholders.
Executive Compensation Process
The Compensation Committee is responsible for establishing and implementing executive compensation policies in a manner consistent with our compensation objectives and principles. The Compensation Committee reviews and approves the features and design of our executive compensation program, and approves the compensation levels, individual AIP objectives and total compensation targets for our named executive officers other than our CEO. The independent members of the full Board approve the compensation level, individual AIP objectives, and financial targets for our CEO, based on recommendations from the Compensation Committee. The Compensation Committee also monitors executive succession planning and monitors our performance as it relates to overall compensation policies for employees, including benefit plans.
In discharging its responsibilities, the Compensation Committee may engage outside consultants and consult with our Human Resources Department, as well as internal and external legal or accounting advisors, as the Compensation Committee determines to be appropriate. The Compensation Committee considers recommendations from our CEO and senior management when making decisions regarding our executive compensation program and compensation of our named executive officers. Following each fiscal year end, our CEO, assisted by our Human Resources Department, assesses the performance of all executives other than the CEO. Following this annual performance review process, our CEO recommends base salary and incentive awards for executives (other than himself) to the Compensation Committee. The CEO, with the help of management and the independent consultant, makes recommendations to the Compensation Committee regarding the plan design of the overall executive compensation program for review, discussion and approval. The Compensation Committee is also responsible for developing pay recommendations for the CEO and in securing the full Board’s approval of these recommendations annually.
Independent Compensation Consultant for Compensation Committee
The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others for assistance. Accordingly, the Compensation Committee has hired Pearl Meyer as an independent consultant to advise the Compensation Committee on matters related to the compensation of the Company’s named executive officers. All services that Pearl Meyer provided to Aviat in fiscal year 2020 were approved by the Compensation Committee and were related to executive or Board compensation. Pearl Meyer provides an annual review of the Company’s compensation practices, reviews and makes recommendations regarding Aviat’s compensation peer groups and provides independent input to the Compensation Committee on programs and practices.

Compensation Committee Advisor Independence
The Compensation Committee has considered the independence of Pearl Meyer pursuant to NASDAQ Listing Rules and related SEC rules and has found no conflict of interest in Pearl Meyer continuing to provide advice to the Compensation Committee. The Compensation Committee is also regularly advised by the Company’s primary outside counsel, Vinson & Elkins LLP (“V&E”) and Olshan Frome Wolosky LLP (“Olshan”). We appointed V&E as our primary outside counsel and terminated Olshan in April 2020. Pursuant to the NASDAQ Listing Rules and related SEC rules, the Compensation Committee has found no conflict of interest in V&E continuing to provide advice to the Compensation Committee. The Compensation Committee reassesses the independence of its advisors annually.
Consideration of Say on Pay Results
Each year at our annual meeting, we conduct an advisory vote of our stockholders on our executive compensation program. Although this vote is not binding on the Board or us, we believe that it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, program and practices as disclosed in our proxy statement on an annual basis. The Board and our Compensation Committee value stockholders’ opinions and, to the extent there is any significant vote against the compensation of our named executive officers, the Compensation Committee evaluates whether any actions are warranted or appropriate.
At our 2019 Annual Meeting, 95% of the votes cast on the advisory vote on executive compensation supported our named executive officers’ compensation as disclosed in the proxy statement. Our Compensation Committee evaluated these results and considered many other factors in evaluating our executive compensation programs as discussed in the Compensation Discussion and Analysis. Although none of our Compensation Committee’s subsequent actions or decisions with respect to the compensation of our named executive officers were directly attributable to the results of the vote, our Compensation Committee took the vote outcome into consideration in the course of its deliberations. Our Compensation Committee believes that concerns on executive compensation matters should be considered as part of its deliberations and intends to consider the results of future advisory votes in its compensation review process.
Competitive Benchmarking
Our management and Compensation Committee consider external data provided by Pearl Meyer to assist in benchmarking total target compensation. Our compensation policies and practices are to target total compensation levels for all officers, including our named executive officers, at competitive levels for similar positions as derived from the market composite data, assuming experience in the position and competent performance. The Compensation Committee may decide to target total compensation above or below the 50th percentile of the market data for similar positions in unique circumstances based on an individual’s background, experience, and relative complexity and scope of the applicable role. Though compensation levels may differ among our named executive officers based upon competitive factors and the role, responsibilities and performance of each named executive officer, there are no material differences in our compensation policies or in the way total direct compensation opportunity is determined for any of our named executive officers.
For fiscal year 2020, targets for total cash and cash-based compensation (base salary and short-term incentive compensation pursuant to the AIP), long-term incentives and total direct compensation (base salary, and short- and long-term incentive compensation) for our named executive officers were set based on data collected by Pearl Meyer from our proxy peer group companies and from a proprietary survey source, using results for technology companies with annual revenues between $200 million and $500 million. The peer group companies selected and used for compensation comparisons are reflective of our market for executive talent and business line competitors. Also, the overall composition of the peer group reflects companies of similar complexity and size to us.
For fiscal year 2020, our peer group companies included:

ADTRAN, Inc.	Applied Optoelectronics, Inc.
Bel Fuse, Inc.	Calix, Inc.
Casa Systems, Inc.	Clearfield, Inc.
Comtech Telecommunications Corp.	DASAN Zhone Solutions, Inc.
Digi International, Inc.	EMCORE Corp.
Harmonic, Inc.	Inseego Corp.
Park Aerospace Corp.	PCTEL, Inc.
Ribbon Communications, Inc.	Richardson Electronics, Ltd.

Each year, the Compensation Committee and Pearl Meyer review the appropriateness of the comparison group used for assessing the compensation of our CEO and other named executive officers. For fiscal year 2020, we removed five companies (Aerohive Inc., CalAmp Corp., Cohu Inc., KVH Industries, Inc. and NeoPhotonics Corp.) and added eight companies (ADTRAN, Inc., Applied Optoelectronics, Inc., Casa Systems, Inc., Clearfield, Inc., DASAN Zhone Solutions, Inc., Park Aerospace Corp., Ribbon Communications Inc., and Richardson Electronics, Ltd.) to position peer median revenue and market capitalization more closely to that of our company.
Data for our peer group companies was collected directly from these companies’ proxy statements.
Total Compensation Elements
Our executive compensation program includes four major elements:
•base salary
•annual incentive compensation pursuant to the AIP
•long-term compensation (equity incentives)
•post-termination compensation
Each named executive officer’s performance is measured against factors such as short- and long-term strategic goals and financial measures of our performance, including factors such as revenue, non-GAAP net income and adjusted earnings before interest, taxes, depreciation and amortization, AIP expense and other non-GAAP items (“Gross Adjusted EBITDA”).
Base Salary
Base salaries are provided as compensation for day-to-day responsibilities and services. Executive salaries are reviewed annually. Our CEO generally makes recommendations to the Compensation Committee in August of each year regarding the base salary of each named executive officer, other than himself. The Compensation Committee considers each named executive officer’s responsibilities, as well as the Company’s performance and recommended increases in base salary for select named executive officers and other officers. In fiscal year 2020, the CEO recommended, and the Compensation Committee approved, that the base salaries for named executive officers be held flat at fiscal 2019 levels, except for Mr. Gallagher, who received an increased base salary when he was appointed as the Interim President and CEO in addition to his role as the Senior Vice President, Chief Operating Officer and Principal Financial Officer and Mr. Chang, whose base salary was increased in connection with his promotion to Senior Vice President. The base salary amounts and additional details concerning the compensation for our named executive officers for fiscal year 2020 are set forth in the Summary Compensation Table below.
Annual Incentive Plan (AIP)
Our AIP is designed to motivate our executives to focus on achievement of our short-term financial goals. The CEO reviews his recommendations for each named executive officer with the Compensation Committee, considering market data obtained from Pearl Meyer. Based on recommendations by the CEO, and as specified in any applicable employment agreement, the Compensation Committee recommends to the Board an annual incentive compensation target, expressed as a percentage of base salary, for each named executive officer.

The Compensation Committee also recommends to the Board specific Company financial performance measures and targets including the relative weighting and payout thresholds. The financial targets are aligned with our Board-approved annual operating plan, and during the year periodic reports are made to the Board about our performance compared with the targets. Under the AIP, a significant portion of the executive’s annual compensation is tied directly to our financial performance. The target amount of annual incentive compensation under our AIP, expressed as a percentage of base salary, generally increases with an executive’s level of management responsibility and is paid in the form of cash. For fiscal year 2020, individual AIP target incentives for our named executive officers were set at 70% of base salary for Mr. Smith and 50% for Mr. Chang, 90% for Mr. Pangia, 50% for Mr. Gallagher and 50% for Mr. McFall, in each case, prorated for the number of days employed by the Company and salary adjustments during fiscal year 2020. Executives can earn more or less than target if threshold or maximum performance levels are achieved. Threshold performance achievement results in a 25% of target bonus award opportunity and maximum performance, generally, results in 120% of target award opportunity. No incentive can be earned if the Company does not achieve the threshold performance objective for Gross Adjusted EBITDA, even if revenue targets are met.
For fiscal year 2020, the AIP provided for an all cash payout. The performance metric was 100% based on Gross Adjusted EBITDA, with an additional payout totaling $200,000 in the event a revenue target was achieved, with no payout triggered if the threshold for Gross Adjusted EBITDA was not achieved. Gross Adjusted EBITDA is adjusted earnings before interest, taxes, depreciation and amortization, AIP expense and other non-GAAP items. Revenue was calculated on a GAAP basis. The following table outlines the threshold, target and maximum performance and payout levels approved by the Compensation Committee for fiscal year 2020.
Fiscal Year 2020 Annual Incentive Plan - Minimum, Target and Maximum Thresholds

		Results-Driven Entitlement
Fiscal Year 2020 Annual Incentive Plan		Performance	Payout
Metric	Tiers	($)	(As % of Award Target)
Gross Adjusted EBITDA (100% weight before AIP Expense)	Threshold	$10,500,000	25%
	Target	$14,500,000	100%
	Maximum	$16,500,000	120%

Revenue (additional funding only if threshold is achieved)
	Threshold	$250,000,000

During fiscal year 2020, the Company experienced significant events that could have impacted achievement of the targeted Gross Adjusted EBITDA, including a cybersecurity attack at one of the Company’s contract manufacturers that impacted our deliveries and the COVID-19 pandemic which significantly impacted worldwide economic conditions. No adjustments were made to the performance objectives, the target performance or the actual results for these significant events. During the 2020 fiscal year, partially as a result of management’s swift actions to counter the aforementioned events, we achieved target performance for the Gross Adjusted EBITDA metric, but the revenue threshold was not achieved. All named executive officers earned a payout as shown in the Summary Compensation Table below. However, in order to assist the Company in managing cash flow during the COVID-19 pandemic, management recommended, and the Compensation Committee concurred, to defer 50% of the AIP cash payout until December 2020 for all named executive officers, whether or not employed by the Company as of such date.
Long-Term Compensation - Equity Incentives
The Compensation Committee uses the 2018 Plan as a means for determining awards of stock options, RSUs, PSUs, and other stock-based awards to our executives. Equity awards have been granted under either our 2007 Stock Equity Plan (“2007 Plan”) or the 2018 Plan. The 2007 Plan was discontinued following stockholder approval of the 2018 Plan. As of September 1, 2020, 463,195 shares were available for issuance under the 2018 Plan.
Our equity awards are designed to motivate our executives to focus on achievement of our long-term financial goals. Equity awards motivate our executives to achieve our long-term goals and to the extent our results affect our stock price, link such results with the performance of our stock over a longer period. Using equity awards helps us to retain executives, encourage share ownership and maintain a direct link between our executive compensation program and stockholder value creation.
For fiscal year 2020, the named executive officers were eligible to receive equity awards. As has historically been the Company’s practice, these equity awards were granted in September 2019 following the filing of the Annual Report on Form 10-K using a combination of PSUs, stock options and RSUs, as follows:

Equity Vehicle	Weighting	Purpose/Description
PSUs	1/3
Three-year cliff vesting from the issuance date assuming achievement of annual non-GAAP net income target over a three-year performance period starting fiscal year 2020 and continued employment through the vesting date in September 2022

Stock options	1/3
Strike price: Determined based on the closing stock price on the date of grant
Vesting: Three-year cliff vesting from the issuance date assuming continued employment through the vesting date
Expiration: Seven years from date of grant if not exercised

RSUs	1/3	Three-year cliff vesting from the issuance date assuming continued employment through the vesting date

The table below shows the equity incentive award values granted to each of the named executive officers during fiscal year 2020:

Named Executive Officer	PSUs (at target)(1)	Stock Options(2)	RSUs(3)	Total Value
Peter Smith[4]	$664,485	$—	$—	$664,485
Eric Chang[5]	$44,376	$87,748	$44,376	$176,500
Michael Pangia	$—	$—	$—	$—
Walter Stanley Gallagher, Jr.	$51,211	$52,772	$51,211	$155,194
Shaun McFall	$54,621	$56,289	$54,621	$165,531

1 The grant date fair value of the PSUs was determined under FASB ASC Topic 718 excluding the effect of estimated forfeitures.
2 Individual award amounts were calculated based on Black-Scholes values.
3 The grant date fair value of the RSUs was determined under FASB ASC Topic 718 and was calculated using the closing market price of our common stock on the respective grant dates.
4 Mr. Smith received a sign-on equity award of PSUs upon joining the Company on January 2, 2020. Per the terms of his award, he received 46,500 stock awards. 18,750 of these awards will be earned if the stock price reaches $22.50 within two years of his start date and the remaining 27,750 will be earned if the stock price reaches $30.00 within three years of his start date. The grant date fair value was determined using the Monte Carlo simulation based on the probable outcome of achieving the performance condition.
5 Mr. Chang received a one-time additional award of stock options on May 19, 2020 valued at $42,000 in connection with his promotion to Senior Vice President and Chief Financial Officer of the Company.
Annual performance metrics and payout levels for the three-year performance period starting fiscal year 2020 were established at the beginning of the performance period.

Recovery of Executive Compensation
Our executive compensation program permits us to recover or “clawback” all or a portion of any performance-based compensation, including equity awards, if our financial statements are restated as a result of errors, omissions, or fraud. The amount which may be recovered will be the amount by which the affected compensation exceeded the amount that would have been payable had the financial statements been initially filed as restated, or any greater or lesser amount that the Compensation Committee or our Board shall determine. In no case will the amount to be recovered by us be less than the amount required to be repaid or recovered as a matter of law. Recovery of such amounts by us would be in addition to any actions imposed by law, enforcement agencies, regulators, or other authorities.
Hedging and Pledging Prohibition
Our named executive officers, as well as all other employees, are prohibited from engaging in hedging, pledging or similar transactions with respect to our securities where the transaction is designed or intended to decrease the risks associated with holding our securities. This prohibition includes transactions involving puts, calls, collars or other derivative securities.
Perquisites
Our named executive officers participate in the same group insurance and employee benefit plans as our other full-time U.S. employees. Historically we have not provided special benefits or other perquisites to our named executive officers, but due to the move of the Company’s headquarters to Austin, Texas in fiscal year 2020, we provided Mr. Gallagher a one-time allowance for home office needs so that he would not be required to relocate to Austin, Texas. See the Summary Compensation Table below.
Stock Ownership Guidelines
While we do not have a minimum stock ownership requirement for our named executive officers, the Corporate Governance Guidelines adopted by the Board encourage the ownership of our common stock.
Tax and Accounting Considerations
Tax Considerations. The Compensation Committee annually reviews and considers the deductibility of the compensation paid to our named executive officers, which includes each of the Named Officers, under Section 162(m) of the Internal Revenue Code. Pursuant to Section 162(m), compensation paid to certain named executive officers in excess of $1 million generally is not deductible.
As a result, compensation paid to our named executive officers in future years in excess of $1 million may not be deductible unless it qualifies for certain transition relief. While the Company will monitor guidance and developments in this area, the Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executive talent necessary for our success. Consequently, the Compensation Committee may pay or provide, and has paid or provided, compensation that is not tax deductible or is otherwise limited as to tax deductibility.
Accounting Considerations. The Compensation Committee also considers the accounting implications of various forms of executive compensation under GAAP. In its financial statements, the Company records salaries and performance-based compensation such as bonuses as expenses in the amount paid or to be paid to the named executive officers. Accounting rules also require the Company to record share-based compensation in its financial statements for equity awards.
Generally Available Benefit Programs
In fiscal year 2020, our named executive officers were eligible to participate in the health and welfare programs that are generally available to all full-time U.S.-based employees, including medical, dental, vision, life, short-term and long-term disability insurance, employee counseling assistance, flexible spending accounts and accidental death and dismemberment insurance.
The named executive officers and all other eligible U.S.-based employees participate in our tax-qualified 401(k) plan. Under the 401(k) plan, all eligible employees can receive matching contributions from the Company of 2.5% of compensation contributed. Each employee under the age of 50 can contribute a maximum of $19,000 during each calendar year, and each employee over the age of 50 can contribute a maximum of $25,000. Due to the COVID-19 pandemic, the Company’s U.S. 401(k) plan matching program was temporarily suspended from April 6, 2020 to July 3, 2020.
The named executive officers and all other eligible U.S.-based employees can elect, on a quarterly basis, to apply a portion of their cash compensation to purchase shares of our common stock at a 5% discount under the Harris Stratex Networks, Inc. 2010 Employee Stock Purchase Plan (our “employee stock purchase plan”). An employee’s total purchases in any year cannot exceed $25,000 in value or 15% of his or her salary, whichever is less. Furthermore, an employee may not purchase more than 48 shares of common stock annually under the employee stock purchase plan.
The 401(k) plan, employee stock purchase plan and the other benefits generally available to all other U.S.-based employees allow us to remain competitive and enhance employee loyalty and productivity. These benefit programs are primarily intended to provide all eligible employees with competitive and quality healthcare, financial contributions for retirement and to enhance hiring and retention.
Post-Termination Compensation
Employment agreements have been established with each of our named executive officers. These agreements provide for certain payments and benefits to the employee upon certain terminations of his or her employment. These arrangements are discussed in more detail below. We have determined that such payments and benefits are an integral part of a competitive compensation package for our named executive officers.
The severance payments and benefits provided to each of Messrs. Pangia, Gallagher, and McFall were determined in accordance with each of their employment agreements. The Company did not enter into any separate severance agreement or arrangement with such individuals. For additional information regarding our employment agreements with our named executive officers, see the discussion under “Potential Payments Upon Termination or Change of Control.”
Actions Taken Following 2020 Fiscal Year End
In connection with Mr. Chang’s April 3, 2020 promotion from Senior Vice President, Corporate Controller and Principal Accounting Officer to Senior Vice President and Chief Financial Officer, the Company entered into an amendment to Mr. Chang’s employment agreement effective as of such date (the “Chang Amendment”). The Chang Amendment provided for an increase to Mr. Chang’s annualized base salary from $280,000 to $300,000, effective July 4, 2020.

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s annual report on Form 10-K for the fiscal year ended July 3, 2020.

Compensation Committee of the Board of Directors

Dr. James C. Stoffel, Chairman
Kenneth Kong
Dahlia Loeb
John J. Quicke
Risk Considerations in Our Compensation Program
The Compensation Committee, pursuant to its charter, is responsible for reviewing and overseeing the compensation and benefits structure applicable to our employees, generally. We believe that our compensation policies and practices for our employees are structured in such a way as to discourage excessive risk-taking and do not create risks that are reasonably likely to have a material adverse effect on our company. In reaching this conclusion, we considered the following factors:
•Our compensation program is designed to provide a mix of both fixed and “at risk” incentive compensation.
•Our Compensation Committee is responsible for managing the administration, determination and approval of total and, in the case of the named executive officers, individual approval of payouts under the incentive plans.
•The incentive elements of our compensation program (annual incentives and multi-year equity awards) are designed to reward both annual performance (under the AIP) and longer-term performance (under the 2018 Plan). We believe this design mitigates any incentive for short-term risk-taking that could be detrimental to our company’s long-term best interests.
•The performance periods for our PSUs overlap, and our time-vested RSUs generally cliff vest after three years. This mitigates the motivation to maximize performance in any one period at the expense of others.
•Maximum payouts under our AIP are currently capped at 120% of the target award opportunity set by the Compensation Committee. We believe these limits mitigate excessive risk-taking, since the maximum amount that can be earned is limited.
•Finally, our AIP and our 2018 Plan both contain provisions under which awards may be recouped or forfeited if the recipient has not complied with our policies. In addition, our performance-based plans (cash incentive and performance shares) both contain provisions under which awards may be recouped or forfeited if the financial results for a period affecting the calculation of an award are later restated downward.
•The Compensation Committee retains an independent compensation consultant.

Summary Compensation Table
    The following table summarizes the total compensation for each of our fiscal years ended July 3, 2020, June 28, 2019 and June 29, 2018 of our named executive officers, who for fiscal year 2020 consisted of all individuals who served as our principal executive officer and our principal financial officer during fiscal year 2020 and Mr. McFall, who was our only other executive officer during fiscal year 2020.

Name/Principal Position	Fiscal Year	Salary(6)	Bonus(7)	Stock Awards(8)	Option Awards(9)	Non-Equity Incentive Plan Compensation(10)	All Other Compensation(11)	Total
		($)	($)	($)	($)	($)	($)	($)
Peter A. Smith, Director, President and Chief Executive Officer(1)	2020	187,692	—	664,485	—	138,113	3,996	994,286
Eric Chang, Senior Vice President and Chief Financial Officer(2)	2020	270,231	—	88,752	87,748	137,736	5,929	590,396
	2019	260,000	—	65,344	65,591	—	8,148	399,083
	2018	240,000	—	—	—	41,426	7,267	288,693
Michael Pangia, Former President and Chief Executive Officer(3)	2020	120,577	—	—	—	109,407	480,304	710,288
	2019	550,000	—	259,150	260,165	—	3,613	1,072,928
	2018	550,000	—	—	—	237,338	3,380	790,718
Walter Stanley Gallagher, Jr. Former Senior Vice President and Chief Operating Officer (4)	2020	258,269	29,148	102,422	52,772	127,804	137,094	707,509
	2019	300,000	—	78,534	78,841	—	2,064	459,439
	2018	5,769	—	81,250	—	—	79	87,098
Shaun McFall, Former Senior Vice President and Chief Marketing and Strategy Officer(5)	2020	320,000	—	109,242	56,289	160,000	27,944	673,475
	2019	320,000	—	83,767	84,095	—	10,617	498,479
	2018	320,000	—	—	—	89,757	9,562	419,319
_______________________
* Our fiscal year 2020 ended July 3, 2020, fiscal year 2019 ended June 28, 2019 and fiscal year 2018 ended June 29, 2018. The amounts in the Summary Compensation Table represent total compensation paid or earned for our fiscal years as included in our annual financial statements.
(1)Mr. Smith’s employment with the Company commenced on January 2, 2020.
(2)Mr. Chang was appointed as our Senior Vice President and Chief Financial Officer on April 3, 2020.
(3)Mr. Pangia’s employment with the Company ended on September 18, 2019.
(4)Mr. Gallagher was appointed as our Interim President and CEO on September 18, 2019, and served in this role (in addition to serving as our Senior Vice President, Chief Operating Officer and Principal Financial Officer until January 2, 2020, when the Company appointed Peter Smith as the President and CEO. At this time, Mr. Gallagher continued to serve as our Senior Vice President, Chief Operating Officer and Principal Financial Officer until his employment with the Company ended on April 3, 2020.
(5)Mr. McFall served as our Senior Vice President, Chief Marketing and Strategy Officer through the end of fiscal year 2020, but he resigned effective July 3, 2020.
(6)The annual base salary for Mr. Smith was $400,000.
The annual base salary for Mr. Chang was $260,000 until his appointment as Senior Vice President in September 2019, at which time his annual base salary was increased to $280,000.
The annual base salary for Mr. Pangia was $550,000.
The annual base salary for Mr. Gallagher was $300,000 until his appointment as Interim President and CEO in September 2019, at which time his annual base salary was increased to $350,000.
The annual base salary for Mr. McFall was $320,000.

(7)Mr. Gallagher received a bonus in recognition for his service as Interim President and CEO during fiscal year 2020.
(8)The “Stock Awards” column shows the aggregate grant date fair value of the market-based PSUs, granted to Mr. Smith in fiscal 2020 and the performance-based PSUs and RSUs granted to the other named executive officers in fiscal 2020.
     The grant date fair value of the PSUs and RSUs was determined under FASB ASC Topic 718 and represents the amount we would expense in our financial statements over the entire vesting schedule for the awards. The grant date fair value of the PSUs was determined using a Monte Carlo simulation based on the probable outcome of achieving the performance condition, excluding the effect of estimated forfeitures, and the grant date fair value of the RSUs was calculated using the closing market price of our common stock on the respective grant dates. The assumptions used for determining values are set forth in Notes 1 and 8 to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K for fiscal year 2020. These amounts reflect our accounting for these grants and do not correspond to the actual values that may be recognized by the named executive officers. The value of the PSUs granted to each of Messrs. Chang, Gallagher and McFall during fiscal year 2020 included in the Summary Compensation Table assumes 100% performance objectives will be met.
(9)    The “Option Awards” column shows the aggregate grant date fair value of the stock options granted in fiscal 2020, determined using Black-Scholes values. The assumptions used for determining values are set forth in Notes 1 and 9 to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K for fiscal year 2020.
(10)    The “Non-Equity Incentive Plan Compensation” column shows the cash award earned under the AIP for fiscal year 2020, determined based on achievement of the applicable performance metrics. Fifty percent of the awards earned for fiscal year 2020 will not be paid to the named executive officers until December 2020 in light of the COVID-19 pandemic. The cash awards earned under the AIP by Messrs. Pangia and Gallagher during fiscal year 2020 are based upon actual performance achieved during fiscal year 2020 and are prorated based on their days of service during fiscal year 2020.
(11)    The following table describes the components of the “All Other Compensation” column for fiscal year 2020.

		Life Insurance(a)	Company Matching Contributions Under 401(k) Plan(b)	Home Office Allowance(c)	Severance(d)	Total All Other Compensation
Name	Year	($)	($)	($)	($)	($)
Peter A. Smith	2020	1,419	2,577	—	—	3,996
Eric Chang	2020	654	5,275	—	—	5,929
	2019	612	7,536	—	—	8,148
	2018	460	6,807	—	—	7,267
Michael Pangia	2020	834	—	—	479,470	480,304
	2019	3,613	—	—	—	3,613
	2018	3,380	—	—	—	3,380
Walter Stanley Gallagher, Jr.	2020	1,796	—	30,000	105,298	137,094
	2019	2,064	—	—	—	2,064
	2018	79	—	—	—	79
Shaun McFall	2020	2,812	6,154	—	18,978	27,944
	2019	2,219	8,398	—	—	10,617
	2018	2,049	7,513	—	—	9,562
_____________________
(a)Represents premiums paid for life insurance that represent taxable income for the named executive officer.
(b)Represents matching contributions made by the Company to the 401(k) account of the named executive officer.
(c)Represents an allowance for Mr. Gallagher to work from home due to the move of the Company’s corporate headquarters to Austin, TX.
(d)Represents cash severance payments paid to Messrs. Pangia and Gallagher during fiscal year 2020, including COBRA payments of $23,499 and $7,083, respectively, and the payout of accrued but unused paid time off in the amount of $32,894 and $17,446, respectively. Represents cash payment to Mr. McFall for the payout of accrued but unused paid time off in the amount of $18,978.

Grants of Plan-Based Awards in Fiscal Year 2020
    The following table lists the grants and incentives made to the named executive officers during our fiscal year ended July 3, 2020, of plan-based awards, both equity and non-equity based under our AIP and 2018 Plan. There is no assurance that the grant date fair value of stock and option awards will ever be realized.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards1)			Estimated Future Payments Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Grant Date, Fair Value of Stock and Option Awards(5)
	Type of Award	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Name			($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($)
Peter A. Smith	PSU	1/2/2020	—	—	—	—	46,500	—	—	—	664,485
	AIP	—	35,000	140,000	168,000	—	—	—	—	—	—
Eric Chang	Options	5/19/2020	—	—	—	—	—	—	—	7,058	42,009
	Options	9/20/2019	—	—	—	—	—	—	—	7,491	45,739
	RSU	9/20/2019	—	—	—	—	—	—	3,071	—	44,376
	PSU	9/20/2019	—	—	—	—	3,071	—	—	—	44,376
	AIP	—	34,434	137,736	165,283	—	—	—	—	—	—
Michael Pangia	AIP	—	27,352	109,407	131,288	—	—	—	—	—	—
Walter Stanley Gallagher, Jr.	Options	9/20/2020	—	—	—	—	—	—	—	8,643	52,772
	RSU	9/20/2019	—	—	—	—	—	—	3,544	—	51,211
	PSU	9/20/2019	—	—	—	—	3,544	—	—	—	51,211
	AIP	—	31,951	127,804	153,365	—	—	—	—	—	—
Shaun McFall	Options	9/20/2019	—	—	—	—	—	—	—	9,219	56,289
	RSU	9/20/2019	—	—	—	—	—	—	3,780	—	54,621
	PSU	9/20/2019	—	—	—	—	3,780	—	—	—	54,621
	AIP	—	40,000	160,000	192,000	—	—	—	—	—	—
______________________
(1)The amounts shown under Estimated Possible Payouts Under Non-Equity Incentive Plan Awards reflect possible payouts under our fiscal 2020 AIP. For Mr. Smith, these columns represent the pro-rata portion of his AIP award for the portion of fiscal year 2020 following his appointment. For Messrs. Gallagher and Chang, these columns have been adjusted to take into account the value of their potential annual cash incentive calculated based on the portion of the year they served in different roles. For Messrs. Pangia and Gallagher, these columns represent the pro-rata portion of their respective AIP awards for the portion of fiscal year 2020 during which they were employed by the Company. Finally, the columns for Mr. McFall’s AIP award are not prorated because he was employed until the last day of fiscal year 2020. The target AIP awards were earned by each of the named executive officers.
(2)These amounts represent the threshold, target and maximum number of PSUs granted to the named executive officers during fiscal year 2020. For Mr. Smith, the number of PSUs which ultimately are earned and vest is based on the Company’s achievement of certain stock price within two or three years of his start date. For Messrs. Chang, Gallagher and McFall, the number of PSUs which ultimately are earned, vest 100% on the third anniversary of the grant date based on the achievement of the performance criteria applicable to each fiscal year within the three-year performance period, subject to the named executive officer’s continued employment through such vesting date. Pursuant to the terms of the employment agreements and 2018 Plan, Messrs. Gallagher and McFall each received pro rata vesting of their respective PSUs assuming target performance was achieved for the period of time worked during the performance period, as described below in “Outstanding Equity Awards for Fiscal Year Ended July 3, 2020” and “Potential Payments Upon Termination or Change of Control—2020 Named Executive Officer Departures.”
(3)These amounts represent the number of RSUs granted to the named executive officers during fiscal year 2020, which vest in full on the third anniversary of the date of grant, subject to the named executive officer’s continued employment through such vesting date. Pursuant to the terms of the employment agreements and 2018 Plan, these unvested RSUs were accelerated for Messrs. Gallagher and McFall, as described below in “Outstanding Equity Awards for Fiscal Year Ended July 3, 2020” and “Potential Payments Upon Termination or Change of Control—2020 Named Executive Officer Departures.”
(4)These amounts represent the number of stock options granted to the named executive officers during fiscal year 2020, which vest in full on the third anniversary of the date of grant, subject to the named executive officer’s continued employment through such vesting date. Pursuant to the terms of the employment agreements and 2018 Plan, these unvested stock options were accelerated for Messrs. Gallagher and McFall, as described below in “Outstanding Equity Awards for Fiscal Year Ended July 3, 2020” and “Potential Payments Upon Termination or Change of Control—2020 Named Executive Officer Departures.”
(5)The “Fair Value of Stock and Option Awards” column shows the aggregate grant date fair value of the PSUs, RSUs and stock options granted in fiscal year 2020. The grant date fair value of these awards was determined under FASB ASC Topic 718, disregarding estimated forfeitures, and represents the amount we would expense in our financial statements over the entire vesting schedule for the awards in the event the vesting provisions are achieved. The grant date fair value of the PSUs is based on probable outcome with regard to applicable performance metrics.
The assumptions used for determining values are set forth in Notes 1 and 9 to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal 2020. These amounts reflect our accounting for these grants and do not correspond to the actual values that may be recognized by the named executive officers.

Outstanding Equity Awards at Fiscal Year-End 2020
The following table provides information regarding outstanding unexercised stock options and unvested stock awards held by each of our named executive officers as of July 3, 2020. Each grant of options or unvested stock awards is shown separately for each named executive officer. The vesting schedule for each award of options and unvested stock awards is shown in the footnotes following this table based on the option grant date. The material terms of the option awards, other than exercise price and vesting are generally described in the 2007 Plan and the 2018 Plan.

	Option Awards						Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested		Market Value of Shares or Units of Stock that have not Vested(7)	Equity Incentive Plan Awards: Number of Unearned Shares Units or Other Rights that have not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested(7)
Name		(#)	(#)		($)		(#)		($)	(#)		($)
Peter A. Smith	01/02/2020	—	—		—	—	—		—	46,500	(1)	864,435
Eric Chang	05/19/2020	—	7,058	(2)	12.84	5/19/2027	—		—	—		—
	09/20/2019	—	7,491	(3)	14.45	9/20/2026	3,071	(4)	57,090	3,071	(5)	57,090
	09/07/2018	2,447	4,894	(2)	17.80	9/7/2025	—		—	2,447	(6)	45,490
Michael Pangia(8)	—	—	—		—	—	—		—	—		—
Walter Stanley Gallagher, Jr.(8)	09/20/2019	8,643	—		14.45	4/2/2021	—		—	—		—
	09/07/2018	2,942	—		17.80	4/2/2021	—		—	—		—
Shaun McFall(8)	09/20/2019	9,219	—		14.45	7/2/2021	—		—	—		—
	09/07/2018	3,138	—		17.80	7/2/2021	—		—	—		—
	02/02/2015	8,254	—		15.60	7/2/2021	—		—	—		—
	09/09/2013	13,131	—		31.20	9/9/2020	—		—	—		—
______________________
(1)Mr. Smith received a sign-on equity award of 46,500 target PSUs upon joining the Company on January 2, 2020. 18,750 of these PSUs will be earned and vested if the stock price reaches $22.50 within two years of his start date, and the remaining 27,750 PSUs will be earned and vested if the stock price reaches $30.00 within three years of his start date.
(2)Stock options that vest annually over three years from date of grant.
(3)Stock options that cliff vest three years from date of grant.
(4)RSUs that cliff vest three years from date of grant.
(5)PSUs eligible to vest based on the Company’s non-GAAP net income. From 0% to 150% of the target PSUs will vest in September 2022 following the end of the fiscal year July 1, 2022, that the Compensation Committee certifies achievement of the performance measure. Vesting of these PSUs is dependent on continuous employment with us through the vesting date. The number of PSUs reported in the table above reflects 100% of the target number of granted PSUs based on the Company’s annual non-GAAP net income for the performance periods.
(6)PSUs eligible to vest based on the Company’s non-GAAP net income. The shares will vest on the date that the Compensation Committee certifies the achievement of the performance measure. Fifty percent of the second tranche of grants representing 612 PSUs were canceled subsequent to July 3, 2020 as we did not meet the performance metrics in full. Vesting of these PSUs is dependent on continuous employment with us through the vesting date in September 2021.
(7)Market value is based on the $18.59 closing price of a share of our common stock on July 2, 2020 (July 3, 2020 was a holiday), as reported on the NASDAQ Global Select Market.
(8)Except for the accelerated vesting of a pro-rata portion of their respective PSU awards, Messrs. Gallagher and McFall forfeited all outstanding and unvested equity awards as of their respective resignation dates. The vested stock options previously granted to each of Messrs. Gallagher and McFall will remain outstanding and exercisable for the shorter of the expiration date or one year following their respective termination dates. See “Options Exercised and Stock Vested in Fiscal Year 2020” and “Potential Payments Upon Termination or Change of Control—2020 Named Executive Officer Departures.”

Option Exercised and Stock Vested in Fiscal Year 2020
    The following table provides information for each of our named executive officers regarding the number of shares of our common stock acquired upon the vesting of stock awards during fiscal year 2020. No options to purchase common stock were exercised during fiscal year 2020. Stock awards vesting during fiscal year 2020 consisted of RSUs and PSUs. There were no shares vested for Peter Smith during fiscal year 2020.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Received on Vesting ($) (2)
Peter A. Smith	—	—
Eric Chang	7,259	103,440
Michael Pangia	43,446	613,458
Walter Stanley Gallagher, Jr.	7,392	62,093
Shaun McFall	22,279	346,043
_________________________
(1)Vested number of shares of RSUs and PSUs.
(2)Amount shown is the aggregate market value of the vested RSUs and PSUs, calculated by multiplying the number of RSUs and PSUs that vested by the closing price of our stock on the applicable vesting date or, if the vesting date is not a NASDAQ trading day, the previous trading day.
Pension Benefits
Other than our U.S. 401(k) plan, we do not have any plan that provides for payments or other benefits at, following, or in connection with retirement to our named executive officers.
Nonqualified Deferred Compensation
We do not have any plan that provides for the deferral of compensation by named executive officers on a basis that is not tax qualified.

Equity Compensation Plan Summary
The following table provides information as of July 3, 2020, relating to our equity compensation plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Further Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation plan approved by security holders(1)	524,815	(2)	$17.30	(3)	711,362	(4)
Equity Compensation plans not approved by security holders	—		$—		—
Total	524,815		$17.30		711,362
_____________________
(1)Consists of the 2007 Plan, the 2018 Plan and our employee stock purchase plan.
(2)The number includes 321,718 shares to be issued upon exercise of options, 80,829 shares to be issued upon vesting of RSUs, 122,268 shares to be issued upon vesting of PSUs (based on achievement of target performance metrics).
(3)Excludes weighted average fair value of RSUs and PSUs.
(4)Includes 57,598 shares reserved for future issuances under the employee stock purchase plan.

Potential Payments Upon Termination or Change of Control
We entered into employment agreements with each of the named executive officers, which provide for such executives to receive certain payments and benefits if their employment with us is terminated.
Quantification of Severance and Benefits Payable to Current Named Executive Officers.
The employment agreements with Messrs. Smith and Chang are set forth in detail below and assume a termination event on July 3, 2020, and refer to our stock price on that date. The Board has determined that such payments and benefits are an integral part of a competitive compensation package for our named executive officers.
The table below reflects the compensation and benefits due to each of Messrs. Smith and Chang in the event of his termination of employment by us without cause or termination by the executive for good reason (other than within 12 months or within 18 months after a Change of Control, as defined below) and in the event of disability and in the event of termination of employment by us without cause or termination by the executive for good reason within 12 months or within 18 months after a Change of Control (depending on individual employment agreements). The amounts shown in the table are estimates of the amounts that would be paid upon termination of employment. There are no compensation and benefits due to any named executive officer in the event of death, or of termination of employment by us for cause or voluntary termination. The actual amounts would be determined only at the time of the termination of employment.

Name	Conditions for Payouts	Base Salary Component(1)	Cash Incentive Component(2)	Accelerated Equity Vesting(3)	Insurance Benefit(4)	Out-Placement Services(5)	Total
Peter Smith	Termination without cause or for good reason, or due to disability	$400,000	$138,113	$—	$27,228	$30,000	$595,341
	Within 12 months after Change of Control	$400,000	$280,000	$—	$54,456	$30,000	$764,456
Eric Chang	Termination without cause or for good reason, or due to disability	$300,000	$137,736	$118,510	$—	$30,000	$586,246
	Within 18 months after Change of Control	$300,000	$150,000	$162,948	$—	$30,000	$642,948
______________________
(1)The base salary component represents the total gross monthly payments to each named executive officer at the current salary. Mr. Chang’s salary as of July 4, 2020 in connection with his promotion to Senior Vice President and Chief Financial Officer on April 3, 2020.
(2)The cash incentive component represents the cash bonus due at target under the fiscal year 2020 AIP.
(3)Reflects acceleration of outstanding equity awards, including pro-rata vesting of the equity awards granted during fiscal year 2020 and 2019 and outstanding as of July 3, 2020 in accordance with Mr. Chang’s employment agreement.
(4)The insurance benefit provided is paid directly to the insurer benefit provider and includes amounts for COBRA.
(5)The estimated dollar amounts for outplacement services would be paid directly to an outplacement provider selected by us.
(6)Messrs. Pangia, Gallagher and McFall are not included in the above table as their employment ended on September 19, 2019, April 3, 2020, and July 3, 2020, respectively.
The employment agreements with our named executive officers define a “Change of Control” as follows:
•any merger, consolidation, share exchange or acquisition, unless immediately following such merger, consolidation, share exchange or acquisition, at least 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (i) the entity resulting from such merger, consolidation or share exchange, or the entity which has acquired all or substantially all of our assets (in the case of an asset sale that satisfies the criteria of an acquisition) (in either case, the “Surviving Entity”) or (ii) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity is represented by our securities that were outstanding immediately prior to such merger, consolidation, share exchange or acquisition (or, if applicable, is represented by shares into which such Company securities were converted pursuant to such merger, consolidation, share exchange or acquisition); or
•any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires beneficial ownership (determined pursuant to SEC Rule 13d-3 promulgated under the Exchange Act) of securities possessing more than 30% of the total combined voting power of our outstanding securities other than: (i) an employee benefit plan of ours or any of our affiliates; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of our or any of our affiliates; or (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or
•over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals each of whom meet one of the following criteria: (i) have been a Board member continuously since the adoption of this plan or the beginning of such 36-month period; or (ii) have been elected or nominated during such 36-month period by at least a majority of the Board members and satisfied the criteria of this bullet when they were elected or nominated; or

•a majority of the Board determines that a Change of Control has occurred; or
•the complete liquidation or dissolution of the Company.
Employment agreements are in effect for the named executive officers and provide that if they are terminated without cause or should they resign for good reason or become disabled and they sign a general release they will be entitled to receive the following severance benefits:
•severance payments at their final base salary for a period of 12 months following termination;
•payment of premiums necessary to continue their group health insurance under COBRA (or to purchase other comparable health coverage on an individual basis if the employee is no longer eligible for COBRA coverage) until the earlier of (i) 12 months; or (ii) the date on which they first became eligible to participate in another employer’s group health insurance plan;
•the prorated portion of any incentive bonus they would have earned during the incentive bonus period in which their employment was terminated;
•any equity compensation subject to service-based vesting granted to the named executive officer will stop vesting as of their termination date; however, they will be entitled to exercise any vested stock options until the earlier of: (i) 12 months; or (ii) the date on which the applicable option(s) expire; and
•outplacement assistance up to $30,000.
In addition, these agreements provide that if there is a Change of Control, and employment is terminated by us without cause or by the employee for good reason within 12 months or 18 months after the Change of Control (depending on individual employment agreements) and they sign a general release of known and unknown claims in a form satisfactory to us, (i) they will receive a payment equal to the greater of (a) the average of the annual actual incentive bonus payments received by them, if any, for the previous three years; or (b) their target incentive bonus for the year in which their employment terminates; and (ii) accelerated vesting of all unvested stock option(s), RSUs and PSUs (assuming performance criteria previously met or pro-rata vesting at target for the period of time worked during the performance period based on individual employment agreements). For Mr. Smith, the total cash compensation shall not exceed $750,000.
2020 Named Executive Officer Departures.
In accordance with their employment agreements, Messrs. Pangia, Gallagher and McFall are entitled to receive severance payments equal to one year of his current base salary paid in installments over the course of twelve months from their respective departure dates, prorated AIP awards for fiscal 2020 payable based on actual performance achieved at the time other executives receive such payments, accelerated equity vesting, insurance benefit and outplacement services.
The table set forth below reflects the value of the severance payments and benefits owed to Messrs. Pangia, Gallagher and McFall in connection with their respective resignations.

			Accelerated Equity Vesting
Name	Base Salary Component	Cash Incentive Component	RSUs / PSUs (#)	Stock Options (#)	Exercise price	Insurance Benefit	Out-Placement Services
Michael Pangia	$550,000	$109,407	—	—	—	$31,332	$30,000
Walter Stanley Gallagher, Jr.	$350,000	$127,804	7,392	8,643	$14.45	$28,332	$30,000
Shaun McFall	$320,000	$160,000	5,824	9,219	$14.45	$28,332	$30,000

CEO Pay Ratio
Pursuant to Item 402(u) of Regulation S-K, the Company is required to provide the following information with respect to the year ended July 3, 2020:
•The median of the annual total compensation of all employees of the Company (other than Mr. Smith, the Company’s President and CEO), determined in accordance with Item 402(c)(2)(x) of Regulation S-K, was $64,461.

•The annualized total compensation of Mr. Smith, the Company’s President and CEO, determined in accordance with Item 402(c)(2)(x) of Regulation S-K, was $1,352,477, which includes $664,485 for the value of unvested stock awards issued to Mr. Smith as a sign-on incentive upon joining Aviat on January 2, 2020.
•Based on this information, the ratio of the annual total compensation of the Company’s CEO to the median of the annual total compensation of all employees was 20.98 to 1.
The Company elected to calculate the median employee as of the end of the 2020 fiscal year. To identify the median paid employee and determine such employee’s annual total compensation in the last fiscal year, the Company assessed its employee population as of July 3, 2020 and determined employee compensation using the 12-month period ending July 3, 2020. On this date, the Company’s employee population consisted of 673 individuals.
    The Company determined its median employee by: (i) calculating total target cash compensation as the sum of salary and target variable compensation, including target sales bonus, for each of the Company’s employees, (ii) ranking the total target cash compensation of all employees except for the CEO from lowest to highest, and (iii) picking the employee who was in the middle of the list.

SEC rules do not specify a single methodology for identification of the median employee, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
At the Annual Meeting, directors are being nominated for election to serve until the 2021 Annual Meeting or until their successors are elected and qualified.
In the unanticipated event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, all proxies received by the proxy holders will be voted for any subsequent nominee named by the Board to fill the vacancy created by the earlier nominee’s withdrawal from the election. As of the date of this Proxy Statement, the Board is not aware of any director nominee who is unable or will decline to serve as a director. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Ages are as of the date of this Proxy Statement.
Director Nominees

Name	Title	Age
John Mutch	Chairman of the Board	64
Kenneth Kong	Director	46
Dahlia M. Loeb	Director	47
John J. Quicke	Director	71
Peter Smith	Director, President and Chief Executive Officer	54
Dr. James C. Stoffel	Director	74
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed BDO as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending July 2, 2021 and our Board has ratified such appointment. See “Independent Registered Public Accounting Firm Fees.”
Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm.

RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021.

PROPOSAL NO. 3
ADVISORY, NON-BINDING VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
A “say-on-pay” advisory vote is required for all U.S. public companies under Section 14A of the Exchange Act which we request annually during our Annual Meeting of Stockholders. We are asking stockholders to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis section, and the related compensation tables, notes and narrative, in this Proxy Statement.
The Board recommends that you vote “FOR” approval of the advisory, non-binding vote on executive compensation because it believes that the policies and practices described in the Compensation Discussion and Analysis section are effective in achieving the Company’s goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of the stockholders and motivating the executives to remain with the Company for long and productive careers. Named executive officer compensation of the past three years reflects amounts of cash and long-term equity awards consistent with periods of economic stress and lower earnings, and equity incentives aligning with our actions to stabilize the Company and to position it for a continued recovery.
We urge stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, as well as the Summary Compensation Table and related compensation tables, notes and narrative, which provide detailed information on the Company’s compensation policies and practices and the compensation of our named executive officers.
As this vote is advisory, it will not be binding on our Board or our Compensation Committee, and neither our Board nor our Compensation Committee will be required to take any action as a result of the outcome of the vote. However, our Compensation Committee will carefully consider the outcome of this vote when considering future executive compensation policies and decisions.
Based on the voting results at the Company’s 2018 Annual Meeting of Stockholders with respect to the frequency (the “Frequency Vote”) of future stockholder advisory votes to approve the compensation of the Company’s named executive officers, the Company includes an advisory, non-binding vote to approve the compensation of its named executive officers in its proxy materials on an annual basis. The next required Frequency Vote is scheduled for the Company’s 2024 Annual Meeting of Shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADVISORY, NON-BINDING VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.

BACKGROUND TO PROPOSAL 4
Our business operations have generated significant net operating losses (“NOLs”), credit carry-forwards and other tax attributes (collectively, the “Tax Benefits”), and we may generate additional Tax Benefits in future years. Under federal tax laws, subject to certain Tax Benefits expiring, we generally can use the Tax Benefits to reduce our future federal income tax obligations. . As of July 3, 2020, we had approximately $320 million in federal NOLs, approximately $8 million of federal and state tax credit carryforwards, and approximately $185 million of foreign tax loss carryforwards. Although we cannot estimate the exact amount of Tax Benefits that we can use to reduce our future income tax obligations because we cannot predict the amount and timing of our future taxable income, we believe the Tax Benefits are very valuable assets.
Our ability to utilize the Tax Benefits may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382 of the Code, a corporation generally will experience an “ownership change” if the percentage of the corporation’s stock owned by its “5-percent shareholders,” as defined in Section 382 of the Code, increases by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. If an “ownership change” occurs, the Tax Benefits would be subject to an annual limitation.

If an ownership change were to occur, the limitations imposed by Section 382 could result in a material amount of our Tax Benefits expiring unused and, therefore, significantly impairing the value of the Tax Benefits. Although the complexity of Section 382 of the Code and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken, we believe it is possible that we could experience an ownership change in the future.
After careful consideration, the Board determined that the most effective way to protect the Tax Benefits for long-term stockholder value is to adopt the Tax Benefit Preservation Plan.
On August 27, 2020, our Board approved, and the Company entered into, the Tax Benefit Preservation Plan, which amended and restated the Tax Benefit Preservation Plan dated as of March 3, 2020 (the “Original Plan”). The Tax Benefit Preservation Plan clarified definitions, removed duplicate language and made certain administrative amendments to the Original Plan. The Tax Benefit Preservation Plan is described below under Proposal 4 and the full terms of the Tax Benefit Preservation Plan can be found in Annex A to this Proxy Statement. Subject to certain limited exceptions, the Tax Benefit Preservation Plan is designed to reduce the likelihood that the Company will experience an ownership change under Section 382 of the Code by (i) discouraging any person or group of persons from acquiring beneficial ownership of 4.9% or more of our then-outstanding common stock and (ii) discouraging any existing person or groups of persons currently beneficially holding 4.9% or more of our then-outstanding common stock from acquiring additional shares of the common stock, in each, without approval of the Board. The Tax Benefit Preservation Plan will expire at 5:00 p.m. New York City time following the final adjournment of the Annual Meeting if stockholder approval of the Tax Benefit Preservation Plan is not received.
The Board urges our stockholders to carefully read the proposal, the discussion below under the heading “Certain Considerations Related to the Tax Benefit Preservation Plan,” and the full terms of the Tax Benefit Preservation Plan attached as Annex A to this Proxy Statement. It is important to note this measure does not offer a complete solution, and an ownership change may occur even if the Tax Benefit Preservation Plan is approved. The Tax Benefit Preservation Plan may deter, but ultimately cannot block, transfers of our common stock that might result in an ownership change. The limitation of this measure is described in more detail below. The Board believes that the adoption of Tax Benefit Preservation Plan will serve as an important tool to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential value of the Tax Benefits. Accordingly, the Board recommends that stockholders approve the Tax Benefit Preservation Plan.
PROPOSAL NO. 4
APPROVAL OF THE TAX BENEFIT PRESERVATION PLAN
On March 3, 2020, the Board adopted the Original Plan which was then amended and restated on August 27, 2020 by the Tax Benefit Preservation Plan. The Tax Benefit Preservation Plan will expire at 5:00 p.m. New York City time following the final adjournment of the Annual Meeting if stockholder approval of the Tax Benefit Preservation Plan has not been received. Subject to certain limited exceptions, the Tax Benefit Preservation Plan is designed to reduce the likelihood that the Company will experience an ownership change under Section 382 of the Code by (i) discouraging any person or group of persons from acquiring beneficial ownership of 4.9% or more of our then-outstanding common stock and (ii) discouraging any existing person or groups of persons currently beneficially holding 4.9% or more of our then-outstanding common stock from acquiring additional shares of the common stock, in each, without approval of the Board.
The Tax Benefit Preservation Plan is intended to protect stockholder value by attempting to preserve our ability to use the Tax Benefits to reduce our future income tax obligations. By adopting the Tax Benefit Preservation Plan, the Board is seeking to protect the Company’s ability to use the Tax Benefits. We view our Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and our stockholders.
THE FAILURE TO OBTAIN STOCKHOLDER APPROVAL FOR THIS PROPOSAL WILL RESULT IN TERMINATION OF THE TAX BENEFIT PRESERVATION PLAN AND THE POTENTIAL FOR SUBSTANTIAL IMPAIRMENT OF THE TAX BENEFITS, WHICH COULD NEGATIVELY IMPACT THE COMPANY, AND, CONSEQUENTLY, OUR STOCKHOLDERS.

The following description of the Tax Benefit Preservation Plan is qualified in its entirety by reference to the text of the Tax Benefit Preservation Plan, which can be found in Annex A to this Proxy Statement. Please read the Tax Benefit Preservation Plan in its entirety, as the discussion below is only a summary.
Description of the Tax Benefit Preservation Plan

Distribution and Transfer of Rights; Rights Certificates

The Board has declared a dividend of one Right (“Right”) for each outstanding share of the Company’s common stock, par value $0.01 per share (each, a “Common Share” and collectively, the “Common Shares”). Prior to the Distribution Date (as defined below):
•the Rights will be evidenced by and trade with the certificates for the Common Shares (or, with respect to any uncertificated Common Shares registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;
•new Common Shares certificates issued after the close of business on March 13, 2020 (the “Rights Record Date”) will contain a legend incorporating the Tax Benefit Preservation Plan by reference (for uncertificated Common Shares registered in book entry form, this legend will be contained in a notation in book entry); and
•the surrender for transfer of any certificates for Common Shares (or the surrender for transfer of any uncertificated Common Shares registered in book entry form) will also constitute the transfer of the Rights associated with such Common Shares.
Rights will accompany any new Common Shares that are issued after the Rights Record Date.
Distribution Date

Subject to certain exceptions specified in the Tax Benefit Preservation Plan, the Rights will separate from the Common Shares and become exercisable following (1) the 10th business day (or such later date as may be determined by the Board) after the public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 4.9% or more of the Common Shares or (2) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.9% or more of the Common Shares. For purposes of the Tax Benefit Preservation Plan, beneficial ownership is defined to include the ownership of derivative securities. Any person or group of affiliated or associated persons who beneficially owns 4.9% or more of the outstanding Common Shares as of the announcement of the Tax Benefit Preservation Plan will not be an Acquiring Person, but only for so long as such person or group does not become the beneficial owner of any additional Common Shares.
The date on which the Rights separate from the Common Shares and become exercisable is referred to as the “Distribution Date.”
After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Shares. Thereafter, such Rights certificates alone will represent the Rights.
Preferred Shares Purchasable Upon Exercise of Rights

Subject to the terms of the Tax Benefit Preservation Plan, each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company for an exercise price of $35.00 (the “Exercise Price”) per one one-thousandth of a Preferred Share, subject to adjustment. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one Common Share and should approximate the value of one Common Share.
More specifically, each one one-thousandth of a Preferred Share, if issued, will:

•not be redeemable;
•entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one Common Share, whichever is greater;
•entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one Common Share, whichever is greater;
•have the same voting power as one Common Share; and
•entitle holders to a per share payment equal to the payment made on one Common Share if the Common Shares are exchanged via merger, consolidation or a similar transaction.
Flip-In Trigger

If an Acquiring Person obtains beneficial ownership of 4.9% or more of the Common Shares, except pursuant to an offer for all outstanding Common Shares that the independent members of the Board determine to be fair and not inadequate and to otherwise be in the best interests of the Company and its stockholders after receiving advice from one or more investment banking firms, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.
Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Tax Benefit Preservation Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.
Flip-Over Trigger

If, after an Acquiring Person obtains 4.9% or more of the Common Shares, (1) the Company merges into another entity, (2) an acquiring entity merges into the Company or (3) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.
Redemption of the Rights

The Rights will be redeemable at the Company’s option for $0.01 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.9% or more of the Common Shares. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.01 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.
Exchange Provision

At any time after the date on which an Acquiring Person beneficially owns 4.9% or more of the Common Shares and prior to the acquisition by the Acquiring Person of 50% of the Common Shares, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Shares at an exchange ratio of one Common Share per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one Common Share.
Expiration of the Rights

The Rights expire on the earliest of (1) 5:00 p.m., New York City time, on March 3, 2023 (unless such date is extended); (2) the redemption or exchange of the Rights as described above; (3) following (a) the first annual meeting of the stockholders of the Company after the adoption of the Tax Benefit Preservation Plan if stockholders do not approve the Tax

Benefit Preservation Plan or (b) the first anniversary of the adoption of the Tax Benefit Preservation Plan if the stockholders have not otherwise approved the Tax Benefit Preservation Plan; (4) the repeal of Section 382 of the Code or any other change if the Board determines that the Tax Benefit Preservation Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (5) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 of the Code or that an ownership change pursuant to Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; or (6) a determination by the Board that the Tax Benefit Preservation Plan is no longer in the best interests of the Company and its stockholders.
Amendment of the Terms of the Rights and the Tax Benefit Preservation Plan

The terms of the Rights and the Tax Benefit Preservation Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Tax Benefit Preservation Plan may be amended without the consent of the holders of Rights in order to (1) cure any ambiguities, (2) shorten or lengthen any time period pursuant to the Tax Benefit Preservation Plan or (3) make changes that do not adversely affect the interests of holders of the Rights.
Voting Rights; Other Stockholder Rights

The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.
Anti-Dilution Provisions

The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Shares.
With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL
OF THE TAX BENEFIT PRESERVATION PLAN

CERTAIN CONSIDERATIONS RELATED TO THE TAX BENEFIT PRESERVATION PLAN

The Board believes that attempting to protect the Tax Benefits as described above under “Background to Proposal 4” is in and the best interests of the Company and our stockholders. However, we cannot eliminate the possibility that an ownership change will occur even if the Tax Benefit Preservation Plan is approved. Please consider the items discussed below in voting on Proposal 4.
The Internal Revenue Service (“IRS”) could challenge the amount of the Tax Benefits or claim we experienced an ownership change, which could reduce the amount of the Tax Benefits that we can use or eliminate our ability to use them altogether.
The IRS has not audited or otherwise validated the amount of the Tax Benefits. The IRS could challenge the amount of the Tax Benefits, which could limit our ability to use the Tax Benefits to reduce our future income tax obligations. In addition, the complexity of Section 382 of the Code and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of the Tax Benefits even if the Tax Benefit Preservation Plan is in place.

Continued Risk of Ownership Change

Although the Tax Benefit Preservation Plan is intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of our common stock that could result in such an ownership change.
Potential Effects on Liquidity

The Tax Benefit Preservation Plan will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our stock approaches the restricted levels.
Potential Impact on Value

Because certain buyers, may object to holding our common stock subject to the terms of the Tax Benefit Preservation Plan, some persons who wish to acquire more than 5% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictions in place, may not choose to purchase our common stock, the Tax Benefit Preservation Plan could depress the value of our common stock in an amount that could more than offset any value preserved from protecting the Tax Benefits.
Potential Anti-Takeover Impact

The reason the Board approved the Tax Benefit Preservation Plan is to preserve the long-term value of the Tax Benefits. The Tax Benefit Preservation Plan is not intended to prevent a takeover of the Company. However, the Tax Benefit Preservation Plan could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Right Agreement, if approved by our stockholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. The Tax Benefit Preservation Plan proposals are not the result of any potential takeover transaction known to us and are not part of a plan by us to adopt a series of anti-takeover measures.
Stockholders should be aware that we are subject to Section 203 of the Delaware General Corporation Law, which provides, in general, that a transaction constituting a “business combination” within the meaning of Section 203 involving a person owning 15% or more of our outstanding voting stock (referred to as an “interested stockholder”) cannot be completed for a period of three years after the time the person became an interested stockholder unless (i) prior to such time, our Board approved either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owned at least 85% of our outstanding voting stock (excluding shares owned by persons who are both directors and officers of the Company and shares owned by certain of our employee benefit plans), or (iii) the business combination was approved by our Board of Directors and by the affirmative vote of the holders of at least 66-2/3% of our outstanding voting stock not owned by the interested stockholder.
Our Amended and Restated Certificate of Incorporation, as amended, and our bylaws contain certain provisions that may also be deemed to have a potential anti-takeover effect, including:
•Stockholders have no preemptive right to acquire our securities.
•Our bylaws contain advance notice requirements for any stockholder to present a nomination for director or other proposal at an annual or special meeting of stockholders.
•Our authorized but unissued shares of common stock and preferred stock may be issued without additional stockholder approval and may be utilized for a variety of corporate purposes.

OTHER MATTERS
2020 Annual Report
Our annual report for the fiscal year ended July 3, 2020, including audited financial statements, will be available over the Internet through our website at www.aviatnetworks.com and is being mailed with this Proxy Statement.

Form 10-K
We filed an annual report on Form 10-K for the fiscal year ended July 3, 2020 with the SEC on August 27, 2020. Stockholders may obtain a copy of the annual report on Form 10-K, without charge, by writing to our Corporate Secretary, at the address of our offices located at 200 Parker Drive, Suite C100A, Austin, TX 78728, or through our website at www.aviatnetworks.com.

Other Business
The Board is not aware of any other matter that may be presented for consideration at the Annual Meeting or any adjournment thereof. Should any other matter properly come before the Annual Meeting, your shares of common stock will be voted in accordance with the discretion of the proxy holders.

Householding of Proxy Materials
To reduce costs and the environmental impact of the Annual Meeting, a single proxy statement and annual report, along with individual proxy cards, will be delivered in one envelope to certain stockholders having the same last name and address, and to individuals with more than one account registered with our transfer agent with the same address, unless contrary instructions have been received from an affected stockholder. Stockholders participating in householding will continue to receive separate proxy cards. If you are a registered stockholder and would like to enroll in this service or receive individual copies of this year's and/or future proxy materials, please contact Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, New York 11717; or contact our Corporate Secretary at 408-941-7100 or at our headquarters at 200 Parker Drive, Suite C100A, Austin, TX 78728. If you are a beneficial stockholder, you may contact the broker or bank where you hold the account.

ANNEX A

AMENDED AND RESTATED
TAX BENEFIT PRESERVATION PLAN
Dated as of August 27, 2020
by and between
AVIAT NETWORKS, INC.
and
COMPUTERSHARE INC.,
as Rights Agent

US 7317039
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EXHIBITS

Exhibit A    Form of Certificate of Designation of Rights, Preferences and Privileges of Series A
Participating Preferred Stock    A-1
Exhibit B    Form of Rights Certificate    B-1
Exhibit C    Form of Summary of Rights    C-1

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4832-9196-6153v.2

TAX BENEFIT PRESERVATION PLAN
This AMENDED AND RESTATED TAX BENEFIT PRESERVATION PLAN (this “Plan”), dated as of August 27, 2020, is by and between Aviat Networks, Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation, as rights agent (the “Rights Agent”). All capitalized terms used in this Plan have the meanings given thereto in Section 1.
RECITALS
WHEREAS, on March 3, 2020 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) adopted the Tax Benefit Preservation Plan, dated as of March 3, 2020 (the “Original Plan”);
WHEREAS, pursuant to Section 28 of the Original Plan, the Company and the Rights Agent desire to amend and restate the Original Plan in its entirety with this Plan to, among other things, amend the defined term “Exempt Person” pursuant to Section 25, add the defined term “Excluded Person” and correct certain section references;
WHEREAS, the Board previously authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share outstanding as of the Close of Business on March 13, 2020 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a Preferred Share (as such number may be adjusted pursuant to the provisions of this Plan) and having the rights, preferences and privileges set forth in the form of Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions set forth herein;
WHEREAS, the Board further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of this Plan) with respect to each Common Share that becomes outstanding (whether as an original issuance or from the Company’s treasury) between the Record Date and the earlier of the (a) Distribution Date and (b) Expiration Date, and in certain circumstances after the Distribution Date;
WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), its ability to use Tax Benefits (as defined below) for income tax purposes could be substantially limited or lost altogether; and
WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.Certain Definitions
. For purposes of this Plan, the following terms have the meanings indicated:
(a)“Acquiring Person” means any Person who or that, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 4.9% or more of the Common Shares then outstanding, but not including (i) any Exempt Person, (ii) any Excluded Person or (iii) any Existing Holder, unless and until such time as such Existing Holder becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), unless upon becoming the Beneficial
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Owner of such additional Common Shares, such Existing Holder does not Beneficially Own 4.9% or more of the Common Shares then outstanding. Notwithstanding the foregoing, no Person will be deemed to be an Acquiring Person as the result of an acquisition of Common Shares by an Excluded Person that, by reducing the number of Common Shares then outstanding, increases the proportionate number of Common Shares that are Beneficially Owned by such Person to 4.9% or more of the Common Shares then outstanding; provided, however, that if a Person becomes the Beneficial Owner of 4.9% or more of the Common Shares then outstanding solely as the result of a reduction in the number of Common Shares then outstanding due to an acquisition of Common Shares by an Excluded Person and, after such acquisition by such Excluded Person, becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person will be deemed to be an Acquiring Person unless, upon becoming the Beneficial Owner of such additional Common Shares, such Person does not Beneficially Own 4.9% or more of the Common Shares then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently (including because (A) such Person was unaware that it Beneficially Owned a percentage of the Common Shares that would otherwise cause such Person to be an Acquiring Person or (B) such Person was aware of the extent of the Common Shares that it Beneficially Owned but had no actual knowledge of the consequences of such Beneficial Ownership pursuant to this Plan) and without any intention of changing or influencing control of the Company, and if such Person divested or divests (including by entering into an agreement with the Company, which agreement is satisfactory to the Board in its sole discretion, to divest and subsequently divests in accordance with the terms of such agreement, without exercising or retaining any power, including voting power, with respect to such Common Shares) as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, then such Person will not be deemed to be or to have become an Acquiring Person at any time for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding Common Shares of which any Person is the Beneficial Owner, will be calculated in accordance with Section 382 and the Treasury Regulations promulgated thereunder.
(b)“Adjustment Shares” has the meaning set forth in Section 11(a)(ii).
(c)“Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date and, to the extent not included within the foregoing, will also include, with respect to any Person, any other Person (other than an Exempt Person, an Excluded Person or an Existing Holder) whose Stock or other securities (i) would be deemed owned constructively or indirectly by such first Person for purposes of Section 382; (ii) would be deemed owned by a single “entity” as defined in Treasury Regulations § 1.382-3(a)(1) in which both such first Person and such other Person are included; or (iii) otherwise would be deemed aggregated with the Stock or other securities owned by such first Person pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be an Affiliate or Associate of another Person solely because either or both such Persons are or were directors of the Company.
(d)A Person will be deemed to be the “Beneficial Owner” of, and will be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:
(i)that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable immediately or only after the passage of time, compliance with regulatory requirements, satisfaction of one or more conditions (whether or not within the control of such Person) or otherwise) (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; or
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(F) any securities (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, Common Shares until such time as such securities are converted, exchanged or exercised, except to the extent that the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer pursuant to Treasury Regulations § 1.382-4(d); provided, however, that a Person will not be deemed pursuant to this Section 1(d)(i) to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (the “Original Rights”) or pursuant to Section 11(g) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection therewith, if such agreement has been approved by the Board prior to there being an Acquiring Person;
(ii)that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), including pursuant to any agreement, arrangement or understanding whether or not in writing; provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security pursuant to this Section 1(d)(ii) as a result of an agreement, arrangement or understanding whether or not in writing to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; and (B) is not also then reportable by such Person on Schedule 13D pursuant to the Exchange Act (or any comparable or successor report);
(iii)that are Beneficially Owned, directly or indirectly, by any other Person (or any of such Person’s Affiliates or Associates) with which such first Person (or any of such first Person’s Affiliates or Associates) has any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy to the extent contemplated by the proviso to Section 1(d)(ii)) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” pursuant to Treasury Regulations § 1.382-3(a)(1); provided, however, that no person who is an officer, director or employee of an Excluded Person will be deemed, solely by reason of such person’s status or authority as such, to be a Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company that are Beneficially Owned (including in a fiduciary capacity) by an Excluded Person or by any other such officer, director or employee of an Excluded Person; provided further, however, that any stockholder of the Company, together with any Affiliate, Associate or other person who may be deemed to be a representative of such stockholder then serving as a director of the Company, will not be deemed to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company held by any other Person as a result of any Person affiliated or otherwise associated with such stockholder serving as a director of the Company or taking any action in connection therewith; or
(iv)that are the subject of a derivative transaction entered into by such Person or any of such Person’s Affiliates or Associates, including, for these purposes, any derivative security acquired by such Person or any of such Person’s Affiliates or Associates that gives such Person or any of such Person’s Affiliates or Associates the economic equivalent of ownership of an amount of securities due to the fact that the value of the derivative security is explicitly determined by reference to the price or value of such securities, or that provides such Person or any of such Person’s Affiliates or Associates an opportunity, directly or indirectly, to profit or to share in any profit derived from any change in the value of such securities, in any case without regard to whether (A) the derivative
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security conveys any voting rights in such securities to such Person or any of such Person’s Affiliates or Associates; (B) the derivative security is required to be, or capable of being, settled through delivery of such securities; or (C) such Person or any of such Person’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of the derivative security. In determining the number of Common Shares that are Beneficially Owned by virtue of the operation of this Section 1(d)(iv), the subject Person will be deemed to Beneficially Own (without duplication) the notional or other number of Common Shares that, pursuant to the documentation evidencing the derivative security, may be acquired upon the exercise or settlement of the applicable derivative security or as the basis upon which the value or settlement amount of such derivative security, or the opportunity of the holder of such derivative security to profit or share in any profit, is to be calculated, in whole or in part, and in any case (or if no such number of Common Shares is specified in such documentation or otherwise) as determined by the Board in good faith to be the number of Common Shares to which the derivative security relates. Notwithstanding anything in this Plan to the contrary, to the extent not within the foregoing provisions of this Section 1(d), a Person will be deemed to be the Beneficial Owner of, and will be deemed to Beneficially Own or have Beneficial Ownership of, Stock held by any other Person that such Person would be deemed to own constructively or indirectly or otherwise would be aggregated with Stock owned by such Person pursuant to Section 382.
(e)“Board” has the meaning set forth in the recitals at the beginning of this Plan.
(f)“Book Entry Shares” has the meaning set forth in Section 3(a).
(g)“Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed.
(h)“Close of Business” on any given date means 5:00 p. m., New York City time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York City time, on the next succeeding Business Day.
(i)“Code” has the meaning set forth in the recitals at the beginning of this Plan.
(j)“Common Shares” means, unless otherwise specified, the shares of common stock, par value $0.01 per share, of the Company. When used with reference to any Person other than the Company, Common Shares means the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a Subsidiary of another Person, of the Person that ultimately controls such first-mentioned Person.
(k)“Common Share Equivalents” has the meaning set forth in Section 11(a)(iii).
(l)“Company” has the meaning set forth in the preamble hereto, subject to the terms of Section 13(a).
(m)“Current Per Share Market Price” of any security (a “Security” for purposes of this definition), for all computations other than those made pursuant to Section 11(a)(iii), means the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the Current Per Share Market Price of any Security on any date will be deemed to be the average of the daily closing prices per share of such Security for the 10 consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights); or (ii) any subdivision, combination, consolidation, reverse stock split or reclassification of such Security, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, has not occurred prior to the commencement of the requisite 30 Trading Day or 10 Trading Day period as set forth above, then, and in each such case, the Current Per Share Market Price will be appropriately
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adjusted to take into account ex-dividend trading. The closing price for each day will be the last sale price, regular way, reported at or prior to 4:00 p.m., New York City time, or, if no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 p.m. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Security is not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 p.m., New York City time, or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 p.m., New York City time, by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board will be used, which determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights. If the Current Per Share Market Price of the Preferred Shares cannot be determined in the manner provided above or if the Preferred Shares are not publicly held or not listed or traded in a manner described above, then the Current Per Share Market Price of the Preferred Shares will be conclusively deemed to be (x) the Current Per Share Market Price of the Common Shares as determined pursuant to this Section 1(m) multiplied by (y) 1,000 (as such number may be appropriately adjusted to reflect any subdivision, combination, consolidation, reverse stock split or reclassification of Common Shares occurring after the Rights Dividend Declaration Date). If the Security (other than the Preferred Shares) is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, then the Current Per Share Market Price means the fair value per Security as determined in good faith by the Board, after consultation with a nationally recognized investment banking firm, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights.
(n)“Current Exchange Value” means the product of the Current Per Share Market Price of Common Shares on the date of the occurrence of an Exchange Determination (or the next Business Day, if such date is not a Business Day) multiplied by the number of Common Shares for which the Right would otherwise be exchangeable (without regard to whether there were sufficient Common Shares available therefor).
(o)“Current Value” has the meaning set forth in Section 11(a)(iii).
(p)“Distribution Date” means the earlier of (i) the Close of Business on the 10th Business Day (or such later date as may be determined by action of the Board, which action must be taken prior to the Distribution Date that otherwise would have occurred) after the Shares Acquisition Date (or, if the 10th Business Day after the Shares Acquisition Date occurs before the Record Date, then the Record Date); or (ii) the Close of Business on the 10th Business Day (or such later date as may be determined by the Board) after the date that a tender or exchange offer by any Person (other than an Exempt Person or an Excluded Person) is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations promulgated under the Exchange Act if, assuming the successful consummation thereof, such Person would be an Acquiring Person; provided, however, that if any tender or exchange offer referred to in clause (ii) of this Section 1(p) is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase or exchange of any Common Shares pursuant thereto, then such offer will be deemed, for purposes of this paragraph, never to have been made.
(q)“Equivalent Shares” means any class or series of capital stock of the Company having the same rights, privileges and preferences as the Preferred Shares.
(r)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)“Exchange Determination” has the meaning set forth in Section 24(a).
(t)“Exchange Ratio” has the meaning set forth in Section 24(a).
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(u)“Excluded Person” means (i) the Company or any Subsidiary of the Company, in each case including the officers and members of the board of directors thereof acting in their fiduciary capacities; or (ii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company.
(v) “Exempt Person” means any Person determined by the Board to be an “Exempt Person” in accordance with the requirements set forth in Section 25 hereof for so long as such Person complies with any limitations or conditions required by the Board in making such determination.
(w)“Exemption Request” has the meaning set forth in Section 25(a).
(x) “Exercise Price” is initially $35.00 for each one one-thousandth of a Preferred Share issuable pursuant to the exercise of a Right and is subject to adjustment from time to time as provided in Section 11 or Section 13.
(y)“Existing Holder” means any Person who or that, together with all Affiliates and Associates of such Person, is, immediately prior to the first public announcement of the adoption of this Plan, the Beneficial Owner of 4.9% or more of the Common Shares then outstanding. Notwithstanding anything to the contrary in this Plan, any Existing Holder who, together with all Affiliates and Associates of such Person, becomes at any time the Beneficial Owner of less than 4.9% of the Common Shares then outstanding will cease to be an Existing Holder and will be subject to all the provisions of this Plan in the same manner as any Person who is not and was not an Existing Holder.
(z)“Expiration Date” means the earliest to occur of (i) the Close of Business on the Final Expiration Date; (ii) the Redemption Date; (iii) the time at which the Board orders the exchange of the Rights as provided in Section 24; (iv) if Stockholder Approval is not obtained at the first annual meeting of the stockholders of the Company following the date of this Plan, the Close of Business on the date of such stockholder meeting, or the Close of Business on first anniversary of the date of this Plan, if Stockholder Approval has not otherwise been obtained by that date; (v) the close of business on the effective date of the repeal of Section 382 or any other change if the Board, in its sole discretion, determines that this Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (vi) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 or that an ownership change pursuant to Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; or (vii) a determination by the Board, in its sole discretion and prior to the Distribution Date, that this Plan and the Rights are no longer in the best interests of the Company and its stockholders.
(aa)“Final Expiration Date” means March 3, 2023.
(bb)    “NASDAQ” means The NASDAQ Stock Market LLC.
(cc)    “Original Rights” has the meaning set forth in Section 1(d)(i).
(dd)    “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate, group (as such term is used in Rule 13d-5 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), other entity or any group of Persons making a “coordinated acquisition” of Common Shares within the meaning of Treasury Regulations § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulations § 1.382-3(a)(1), and, in each case, will include any successor (by merger or otherwise) of any such Person, but will not include a Public Group (as defined in Treasury Regulations § 1.382-2T(f) (13)).
(ee)    “Plan” has the meaning set forth in the preamble at the beginning of this Plan.
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(ff)    “Post-Event Transferee” has the meaning set forth in Section 7(e).
(gg)    “Pre-Event Transferee” has the meaning set forth in Section 7(e).
(hh)    “Preferred Shares” means shares of Series A Participating Preferred Stock, par value $0.01 per share, of the Company and, to the extent that there are not a sufficient number of shares of Preferred Shares authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Preferred Shares.
(ii)    “Principal Party” has the meaning set forth in Section 13(b).
(jj)    “Record Date” has the meaning set forth in the recitals at the beginning of this Plan.
(kk)    “Redemption Date” has the meaning set forth in Section 23(a).
(ll)    “Redemption Price” has the meaning set forth in Section 23(a).
(mm)    “Requesting Person” has the meaning set forth in Section 25(a).
(nn)    “Right” has the meaning set forth in the recitals at the beginning of this Plan.
(oo)    “Rights Agent” has the meaning set forth in the preamble hereto.
(pp)    “Rights Certificate” means a certificate substantially in the form attached as Exhibit B.
(qq)    “Rights Dividend Declaration Date” has the meaning set forth in the recitals at the beginning of this Plan.
(rr)    “Section 11(a)(ii) Event” means any event described in Section 11(a)(ii).
(ss)    “Section 11(a)(ii) Trigger Date” has the meaning set forth in Section 11(a)(iii).
(tt)    “Section 13 Event” means any event described in clause (i), (ii) or (iii) of Section 13(a).
(uu)    “Section 382” means Section 382 of the Code or any successor or replacement provision and the Treasury Regulations promulgated
(vv)    “Securities Act” means the Securities Act of 1933, as amended.
(ww)    “Security” has the meaning set forth in Section 1(m).
(xx)    “Shares Acquisition Date” means the first date of public announcement (which, for purposes of this definition, includes the filing or amending of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person.
(yy)    “Spread” means the excess of (i) the Current Value over (ii) the Exercise Price.
(zz)    “Stock” means with respect to any Person, such Person’s (i) common shares; (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code); and (iii) any other interest that would be treated as “stock” of such Person pursuant to Treasury Regulations § 1.382-2T(f) (18).
(aaa)    “Stockholder Approval” means the approval of this Plan by the affirmative vote of the majority of shares of Common Stock present in-person or represented by proxy and entitled to vote on the proposal
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at a meeting of the stockholders of the Company (or any adjournment or postponement thereof) duly held in accordance with the Company’s Amended and Restated Certificate of Incorporation, as amended, the Company’s Amended and Restated Bylaws, and applicable law.
(bbb)    “Subsequent Transferee” has the meaning set forth in Section 7(e).
(ccc)    “Subsidiary” of any Person means any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority, or a majority of the equity or ownership interests, is Beneficially Owned, directly or indirectly, by such Person, or any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) otherwise controlled by such Person.
(ddd)    “Substitution Period” has the meaning set forth in Section 11(a)(iii).
(eee)    “Summary of Rights” means a summary of this Plan substantially in the form attached as Exhibit C.
(fff)    “Tax Benefits” means net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers or any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, in each case of the Company or any of its Subsidiaries, and any other tax attribute the benefit of which is subject to possible limitation pursuant to Section 382.
(ggg)    “Trading Day” means a day on which the principal national securities exchange on which a referenced security is listed or admitted to trading is open for the transaction of business or, if a referenced security is not listed or admitted to trading on any national securities exchange, a Business Day.
(hhh)    “Treasury Regulations” means the final, temporary and proposed income tax regulations promulgated by the United States Department of the Treasury pursuant to the Code, as amended or superseded from time to time.
(iii)    “Triggering Event” means any Section 11(a)(ii) Event or Section 13 Event.
(jjj)    “Trust” has the meaning set forth in Section 24(b)(ii).
(kkk)    “Trust Agreement” has the meaning set forth in Section 24(b)(ii).
(lll)    “Waiver Request” has the meaning set forth in Section 25(b).
Section 2.Appointment of Rights Agent
The Company hereby appoints the Rights Agent to act as rights agent for the Company and the holders of the Rights (who, in accordance with Section 3, will prior to the Distribution Date also be the holders of the Common Shares) in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment. Upon 10 days’ prior written notice to the Rights Agent, the Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. If the Company appoints one or more co-rights agents, then the respective duties of the Rights Agent and such co-rights agents will be as the Company determines, and the Company will promptly notify each rights agent of its respective duties. The Rights Agent will have no duty to supervise and will in no event be liable for the acts or omissions of, any co-rights agent.
Section 3.Issuance of Rights Certificates
.
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(a)Rights Evidenced by Certificates for Common Shares and Book Entry Shares. Until the Distribution Date, (i) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3(b) and Section 3(c)) by the certificates for Common Shares registered in the names of the holders thereof or, in the case of uncertificated Common Shares registered in book entry form (“Book Entry Shares”), by notation in book entry accounts reflecting the ownership of such Common Shares (which certificates and Book Entry Shares, as applicable, will also be deemed to be Rights Certificates) and not by separate Rights Certificates; and (ii) the Rights (and the right to receive Rights Certificates) will be transferable only in connection with the transfer of the underlying Common Shares (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, by manual or facsimile signature, and the Company will send or cause to be sent (and the Rights Agent will, if so requested and provided with all necessary information and documents, at the Company’s expense send) (by mailing, in accordance with Section 27 or by such reasonable means as may be selected by the Company) to each record holder of Common Shares as of the Close of Business on the Distribution Date (other than any Acquiring Person or any of its Affiliates or Associates), at the address of such holder shown on the transfer books of the Company or the transfer agent for the Common Shares, one or more Rights Certificates evidencing one Right for each Common Share so held, subject to adjustment as provided herein. Receipt of a Rights Certificate by any Person will not preclude a later determination that all or part of the Rights represented thereby are null and void pursuant to Section 7(e). To the extent that a Section 11(a)(ii) Event has also occurred, the Company may implement such procedures as it deems appropriate in its sole discretion to minimize the possibility that Rights are received by any Person whose Rights are null and void pursuant to Section 7(e). In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11, then at the time of distribution of the Rights Certificates, the Company will make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights (in accordance with Section 14(a)). As of and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of Common Shares, and the holders of such Rights Certificates as shown on the transfer books of the Company or the transfer agent for the Rights (which may be the Rights Agent) will be the record holders thereof. The Company will promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is provided to the Rights Agent, it may presume conclusively for all purposes that the Distribution Date has not occurred.
(b)Summary of Rights; Outstanding Common Shares. The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for Common Shares and Book Entry Shares, as applicable, outstanding as of the Record Date or issued subsequent to the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates or Book Entry Shares, and the registered holders of the Common Shares will also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any Common Shares in respect of which Rights have been issued (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with such Common Shares. Notwithstanding anything to the contrary in this Plan, upon the effectiveness of a redemption pursuant to Section 23 or an exchange pursuant to Section 24, the Company will not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights will be attached to or will be issued with any Common Shares (including any Common Shares issued pursuant to an exchange) at any time thereafter.
(c)Legend. Rights will be issued in respect of all Common Shares that are issued (whether as an original issuance or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such Common Shares will also be deemed to be certificates for Rights, and will bear substantially the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date1:
1 NTD: To discuss with Computershare. The defined term “Plan” includes any amendments thereto. Computershare therefore may prefer to use the Legend from the Original Plan.
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THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AMENDED AND RESTATED TAX BENEFIT PRESERVATION PLAN, DATED AS OF AUGUST 27, 2020, BETWEEN AVIAT NETWORKS, INC. (THE “COMPANY”) AND COMPUTERSHARE INC., AS RIGHTS AGENT (OR ANY SUCCESSOR RIGHTS AGENT THEREUNDER), AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME (THE “PLAN”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE PLAN, SUCH RIGHTS (AS DEFINED IN THE PLAN) MAY BE REDEEMED, MAY BECOME EXERCISABLE FOR SECURITIES OR ASSETS OF THE COMPANY OR SECURITIES OF ANOTHER ENTITY, MAY BE EXCHANGED FOR SHARES OF COMMON STOCK OR OTHER SECURITIES OR ASSETS OF THE COMPANY, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE PLAN AS IN EFFECT ON THE DATE OF MAILING WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE PLAN, RIGHTS THAT ARE BENEFICIALLY OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY AN ACQUIRING PERSON (AS DEFINED IN THE PLAN) OR ANY OF ITS AFFILIATES (AS DEFINED IN THE PLAN) OR ASSOCIATES (AS DEFINED IN THE PLAN) WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates for Common Shares or Book Entry Shares, as applicable, containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, (i) the Rights associated with the Common Shares represented by such certificates or Book Entry Shares will be evidenced solely by such certificates or Book Entry Shares; (ii) the registered holders of the Common Shares will also be the registered holders of the associated Rights; and (iii) the surrender for transfer of any such certificates or Book Entry Shares (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with the Common Shares represented thereby. Notwithstanding this Section 3(c), the omission of the legend required hereby, the inclusion of a legend that makes reference to a rights agreement or tax benefit preservation plan other than this Plan or the failure to provide notice thereof will not affect the enforceability of any part of this Plan or the rights of any holder of Rights.
(d)Acquisitions of Rights by the Company. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, any Rights associated with such Common Shares will be deemed cancelled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding.
Section 4.Form of Rights Certificates
.
(a)Rights Certificates. The Rights Certificates (and the form of election to purchase and form of assignment, including the certifications therein, to be printed on the reverse thereof) will be substantially in the form of Exhibit B, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, responsibilities or liabilities of the Rights Agent) and are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto, with any applicable rule or regulation of any applicable stock exchange or trading system or the Financial Industry Regulatory Authority, or to conform to customary usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, will be dated as of the Record Date (or in the case of Rights issued with respect to Common Shares issued by the Company after the Record Date, as of the date of issuance of such Common Shares) and on their face will entitle the holders thereof to purchase such number of one one-thousandths of a Preferred
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Share as will be set forth therein at the Exercise Price, but the number and type of securities purchasable upon the exercise of each Right and the Exercise Price will be subject to adjustment as provided herein.
(b)Certain Legends. Any Rights Certificate issued pursuant to Section 3(a), Section 11(g) or Section 22 that represents Rights that are Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain (to the extent that the Rights Agent has notice thereof and to the extent feasible) substantially the following legend:
THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS (AS SUCH TERMS ARE DEFINED IN THE PLAN) REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE PLAN.
(c)Uncertificated Rights. Notwithstanding anything to the contrary in this Plan, the Company and the Rights Agent may amend this Plan to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.
Section 5.Countersignature and Registration
(a)Countersignature. The Rights Certificates will be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Assistant Secretary or any Senior Vice President, which execution will be attested to by the Secretary or an Assistant Secretary of the Company, in each case either manually or by facsimile signature, and will have affixed thereto the Company’s seal (if any) or a facsimile thereof. The Rights Certificates will be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it will not be necessary for the same signatory to countersign all of the Rights Certificates. No Rights Certificate will be valid for any purpose unless countersigned by the Rights Agent. If any director or officer of the Company who has signed or attested to any of the Rights Certificates ceases to be such director or officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested to such Rights Certificates on behalf of the Company had not ceased to be a director or officer of the Company. Any Rights Certificate may be signed or attested to on behalf of the Company by any person who, as of the actual date of the execution of such Rights Certificate, is a proper director or officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such a director or officer.
(b)Transfer Books. Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Rights Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, the certificate number of each of the Rights Certificates and the date of each of the Rights Certificates. The Rights Agent will not register, or permit to be registered, any transfer or exchange of any Rights Certificates (or the underlying Rights) that have become null and void pursuant to Section 7(e), have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24.
Section 6.Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates
.
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(a)Transfer, Split Up, Combination and Exchange of Rights Certificates. Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 24, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate (other than any Rights Certificate representing Rights that have become null and void pursuant to Section 7(e), that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate will make such request in writing delivered to the Rights Agent, and will surrender the Rights Certificate, together with any required form of assignment duly executed and properly completed, to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association. The Rights Certificates are transferable only on the books and records of the Rights Agent. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company will be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, in each case as the Company or the Rights Agent reasonably requests. Thereupon, subject to Section 4(b), Section 7(e), Section 14 and Section 24, the Rights Agent will countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Rights Certificate as so requested. The Company or the Rights Agent may require payment from the holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of any Rights Certificate. If and to the extent that the Company does require payment of any such tax or charge, the Company will provide the Rights Agent prompt written notice thereof and the Rights Agent will not deliver any Right Certificate unless and until the Rights Agent is satisfied that all such payments have been made, and the Rights Agent will forward any such sum collected by it to the Company or to such Person as the Company specifies by written notice. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Plan related to the issuance or delivery of Rights Certificates unless and until it is satisfied that all such taxes or charges have been paid.
(b)Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject to the provisions of Section 7(e), Section 11(a)(ii) and Section 24, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may request, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated. Every new Rights Certificate issued pursuant to this Section 6(b) in lieu of any lost, stolen, destroyed or mutilated Rights Certificate will evidence an original additional contractual obligation of the Company, whether or not the lost, stolen, destroyed or mutilated Rights Certificate will be at any time enforceable by anyone, and, subject to Section 7(e) will be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.
Section 7.Exercise of Rights; Exercise Price; Expiration Date of Rights
.
(a)Exercise of Rights. Subject to Section 7(e), Section 23(b) and Section 24(a), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part on any Business Day at or after the Distribution Date and prior to the Close of Business on the Expiration Date by surrender of the Rights Certificate, with the form of election to purchase and certificate on
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the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as to which the Rights are exercised.
(b)Exercise Price. The Exercise Price is payable in accordance with Section 7(c).
(c)Payment. Except as otherwise provided in this Plan, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Exercise Price for the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), the Rights Agent will, subject to Section 7(f) and Section 20(j), thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for the Preferred Shares) a certificate for the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased (or, in the case of uncertificated shares or other securities, requisition from the transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the transfer books of the Company), and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests; or (B) if the Company has elected to deposit the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as are to be purchased (in which case certificates for the Preferred Shares (or, following a Triggering Event, other securities, cash or other assets, as the case may be) represented by such receipts will be deposited by the transfer agent with such depositary agent) and the Company hereby irrevocably directs such depositary agent to comply with such request; (ii) when necessary to comply with the terms of this Plan, requisition from the Company the amount of cash, if any, to be paid in lieu of the issuance of fractional shares in accordance with Section 14; (iii) after receipt of such certificates, notices, or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) when necessary to comply with the terms of this Plan, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced (including to zero) pursuant to Section 11(a)(iii)), and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), may be made by certified bank check, money order, cashier’s check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue securities of the Company other than Preferred Shares, pay cash or distribute other property pursuant to Section 11(a), then the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Plan. Notwithstanding anything to the contrary in this Plan, the Company reserves the right to require that prior to the occurrence of a Triggering Event, upon any exercise of Rights, a number of Rights be exercised so that only whole Preferred Shares would be issued.
(d)Partial Exercise. If the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, then a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised will be issued by the Rights Agent and delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name as may be designated by such holder, subject to the provisions of Section 14.
(e)Prohibited Issuances. Notwithstanding anything to the contrary in this Plan, from and after the first occurrence of a Triggering Event, any Rights that are or were acquired or Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such (a “Post-Event Transferee”), (iii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring
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Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or an Affiliate or Associate of the Acquiring Person) to holders of equity interests in such Acquiring Person (or an Affiliate or Associate of such Acquiring Person) or to any Person with whom the Acquiring Person (or an Affiliate or Associate of the Acquiring Person) has any continuing agreement, arrangement or understanding whether or not in writing regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e) (a “Pre-Event Transferee”), (iv) any subsequent transferee receiving transferred Rights from a Post-Event Transferee or a Pre-Event Transferee, either directly or through one or more intermediate transferees (a “Subsequent Transferee”), or (v) any nominee of any of the foregoing will, in each case, become null and void without any further action, and no holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights will have any rights whatsoever (including the right to exercise) with respect to such Rights or any Rights Certificates that formerly evidenced such Rights, whether pursuant to any provision of this Plan or otherwise. From and after the first occurrence of a Triggering Event, no Rights Certificate will be issued pursuant to this Plan (including to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) that represents one or more Rights that are or have become null and void pursuant to this Section 7(e) or with respect to any Common Shares otherwise deemed to be Beneficially Owned by any of the foregoing, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to this Section 7(e) will be cancelled. The Company will use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent will have any liability to any holder of Rights Certificates or to any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing. The Company will provide the Rights Agent with written notice of the identity of any such Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties pursuant to this Plan and will be deemed not to have any knowledge of the identity of any such Person unless and until it has received such notice.
(f)Information Concerning Ownership. Notwithstanding anything to the contrary in this Plan or any Rights Certificate, neither the Rights Agent nor the Company is obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise or transfer of Rights as set forth in this Section 7 unless such registered holder, in addition to having complied with the requirements of Section 7(a), has (i) properly completed and duly executed the certificate contained in the form of election to purchase or form of assignment, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment; and (ii) provided such additional evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company or the Rights Agent may reasonably request. If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, as applicable) and, accordingly, such Rights will be null and void and not exercisable or transferable.
Section 8.Cancellation and Destruction of Rights Certificates
. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange will, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, will be cancelled by it, and no Rights Certificates will be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law, the Rights Agent will maintain electronic or physical records of all Rights Certificates that have been cancelled or destroyed by the Rights Agent. At the Company’s expense, the Rights Agent must maintain
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such electronic or physical records for the time period required by applicable law. The Rights Agent must deliver all cancelled Rights Certificates to the Company or, at the written request of the Company, must destroy, or cause to be destroyed, such cancelled Rights Certificates, and in such case must deliver a certificate evidencing the destruction thereof to the Company (or, at the Company’s option, appropriate copies of the electronic or physical records relating to Rights Certificates so cancelled or destroyed by the Rights Agent).
Section 9.Reservation and Availability of Preferred Shares
.
(a)Reservation. The Company covenants and agrees that it will use all reasonable efforts to cause to be reserved and kept available out of its authorized and unissued Preferred Shares not reserved for another purpose (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares or other securities, or out of its authorized and issued shares held in treasury), the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.
(b)Listing. So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company must use all reasonable efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
(c)Registration. The Company must use all reasonable efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event in which the consideration to be delivered by the Company upon exercise of the Rights is described in Section 11(a)(ii) or Section 11(a)(iii), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company may temporarily suspend (with prompt written notice of any suspension provided to the Rights Agent), from time to time for a period not to exceed 120 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary pursuant to applicable law. Upon any such suspension, the Company will issue a public announcement stating, and promptly notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and promptly notify the Rights Agent in writing, at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Date, then the Company may temporarily suspend the exercisability of the Rights until such time as such registration statement has been declared effective. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights, as well as any other applicable law, rule or regulation. Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction has been obtained (and the exercise thereof is permitted pursuant to applicable law), or an exemption therefrom is available, and until a registration statement in respect thereof has been declared and remains effective.
(d)Valid Issuance. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities of the Company) delivered upon exercise of Rights will, at the time of delivery of the certificates for such securities (or registration on the transfer books of the Company or the transfer agent for such securities) (subject to payment of the Exercise Price, if any), be duly and validly authorized and issued and fully paid and nonassessable.
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(e)Transfer Taxes and Governmental Charges. The Company further covenants and agrees that it will pay when due and payable any and all transfer taxes and governmental charges that may be payable in respect of the original issuance or delivery of Rights Certificates (or any Preferred Share, Common Share or other security of the Company, as the case may be) upon the exercise or exchange of Rights. Notwithstanding the foregoing, the Company is not required to (i) pay any transfer tax or governmental charge that may be payable in respect of any transfer or delivery of Rights Certificates (or certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be) in a name other than, or the issuance or delivery of certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be, in a name other than, that of the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or exchange; or (ii) issue or deliver any certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be, upon the exercise or exchange of any Rights until any such transfer tax or charge has been paid (any such transfer tax or charge being payable by the registered holder of such Rights Certificate at the time of surrender or exchange) or it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due. The foregoing also applies to any transfer taxes and governmental charges that may be payable in respect of any uncertificated Rights Certificates, shares or other securities.
Section 10.Record Date for Securities Issued
. Each Person in whose name any certificate for a number of one one-thousandths of a Preferred Share (or any other security of the Company, including Common Shares) is issued (or registration on the transfer books of the Company or the applicable transfer agent is effected) upon the exercise or exchange of Rights will for all purposes be deemed to have become the holder of record of such fractional Preferred Share (or other security of the Company) represented thereby on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the date on which the Rights Certificate evidencing such Rights was duly surrendered and payment of the applicable Exercise Price, if any, together with any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company (or the applicable transfer agent) are closed, then such Person will be deemed to have become the record holder of such fractional Preferred Shares (or other securities of the Company) on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the next succeeding Business Day on which the transfer books of the Company (or the applicable transfer agent) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate is not entitled to any rights of a holder of Preferred Shares (or any other security of the Company) for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and is not entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights
. The Exercise Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)Certain Events.
(i)Certain Adjustments to Preferred Shares. Notwithstanding anything to the contrary in this Plan, in the event that the Company at any time after the Rights Dividend Declaration Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides or splits the outstanding Preferred Shares, (C) combines or consolidates the outstanding Preferred Shares (by reverse stock split or otherwise) into a smaller number of Preferred Shares or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a)(i) and Section 7(e), (1) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of Preferred Shares or capital stock of the Company, as the case may be, issuable on such date, will be
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proportionately adjusted so that the holder of any Right exercised after such time will be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Preferred Shares or securities of the Company, as the case may be, that, if such Right had been exercised immediately prior to such date (and at a time when the Preferred Shares transfer books of the Company were open), such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If an event occurs that would require an adjustment pursuant to both this Section 11(a)(i) and Section 11(a)(ii), then the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii).
(ii)Exercise of Rights Following Certain Events. Subject to Section 23 and Section 24, in the event that any Person, at any time after the Rights Dividend Declaration Date, becomes an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) then promptly following the occurrence of such event each holder of a Right, except as provided below and in Section 7(e), will thereafter have the right to receive for each Right, upon exercise thereof in accordance with the terms of this Plan and payment of the Exercise Price in effect immediately prior to the occurrence of such event, in lieu of a number of one one-thousandths of a Preferred Share, such number of Common Shares as equals the quotient obtained by dividing (A) the product obtained by multiplying (1) the Exercise Price in effect immediately prior to the first occurrence of such event by (2) the number of one one-thousandths of a Preferred Share for which a Right was exercisable (or would have been exercisable if the Distribution Date had occurred) immediately prior to the first occurrence of such event by (B) 50% of the Current Per Share Market Price for Common Shares on the date of such first occurrence of such event (such number of shares, the “Adjustment Shares”); provided, however, that the Exercise Price and the number of Common Shares so receivable upon the exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e). In the event that a Section 11(a)(ii) Event has occurred and the Rights are outstanding, then, subject to Section 28, the Company may not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights. The Company will promptly notify the Rights Agent in writing when this Section 11(a)(ii) applies.
(iii)Insufficient Common Shares. In the event that the number of Common Shares that are authorized by the Company’s Amended and Restated Certificate of Incorporation, as amended, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), or if any necessary regulatory or stockholder approval for such issuance has not been obtained by the Company, then, in the event that the Rights become exercisable, the Company will (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for the Adjustment Shares issuable pursuant thereto, upon the exercise of a Right and the payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) Preferred Shares, (4) other equity securities of the Company (including shares or units of shares of any series of preferred stock that, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Shares, the Board has deemed in good faith to have substantially the same value or economic rights as the Common Shares (such shares or units of shares of preferred stock, “Common Share Equivalents”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing, in each case having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights; provided, however, that if the Company has not made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) or (y), the “Section 11(a)(ii) Trigger Date”), then the Company will be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, Common Shares (to the extent available and except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance) and such number or fractions of Preferred Shares and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If the Board determines in good faith that it is likely that sufficient
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additional Common Shares could be authorized for issuance upon exercise in full of the Rights or that any necessary stockholder or regulatory approval for such issuance could be obtained, the 30 day period set forth above may be extended and re-extended to the extent necessary (with prompt written notice of any such extension provided to the Rights Agent) from time to time, but not more than 120 days after the Section 11(a)(ii) Trigger Date, so that the Company may seek stockholder approval for the authorization of such additional Common Shares or take such action necessary to obtain such regulatory approval (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first or second sentences of this Section 11(a)(iii), the Company (a) will provide, subject to Section 7(e), that such action applies uniformly to all outstanding Rights and (b) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval, to take any action necessary to obtain such regulatory approval or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company will issue a public announcement (and promptly provide written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement (and promptly provide written notice to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Shares will be the Current Per Share Market Price of the Common Shares on the Section 11(a)(ii) Trigger Date and any Common Share Equivalent will be deemed to have the same value as the value of the Common Shares on such date. The Board may, but will not be required to, establish procedures to allocate the right to receive Common Shares upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).
(iv)Dilutive Rights Offering. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling such holders (for a period expiring within 45 days after such record date) to subscribe for or purchase Preferred Shares or Equivalent Shares, or securities convertible into Preferred Shares or Equivalent Shares, at a price per share (or having a conversion or exercise price per share, if a security that is convertible into or exercisable for Preferred Shares or Equivalent Shares) less than the Current Per Share Market Price of the Preferred Shares on such record date, then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the number of Preferred Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of Preferred Shares or Equivalent Shares, as the case may be, that the aggregate offering price of the total number of Preferred Shares or Equivalent Shares, as the case may be, to be offered or issued (or the aggregate initial conversion price of the convertible securities to be offered or issued) would purchase at such Current Per Share Market Price, and the denominator of which will be the number of Preferred Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of additional Preferred Shares or Equivalent Shares, as the case may be, to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If such subscription price may be paid in a consideration part or all of which is in a form other than cash, then the value of such consideration will be as determined in good faith by the Board, whose determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. Preferred Shares and Equivalent Shares owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, then the Exercise Price will be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.
(b)Distributions. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares, but including any dividend payable in stock other than Preferred Shares), evidences of indebtedness, subscription rights, options or warrants (excluding those referred to in Section 11(a)(iv)), then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the
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numerator of which will be the Current Per Share Market Price of a Preferred Share on such record date, less the fair market value per Preferred Share (as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness to be so distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which will be such Current Per Share Market Price of a Preferred Share on such record date; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, then the Exercise Price will be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.
(c)Insignificant Changes. Notwithstanding anything to the contrary in this Plan, no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price; provided, however, that any adjustments that by reason of this Section 11(c) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations pursuant to this Section 11 must be made to the nearest cent or to the nearest ten-millionth of a Preferred Share or ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(c), any adjustment required by this Section 11 must be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Expiration Date.
(d)Shares Other Than Preferred Shares. If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a), the holder of any Right thereafter exercised will become entitled to receive any shares of capital stock other than Preferred Shares, then thereafter the number of such other shares so receivable upon exercise of any Right and, if required, the Exercise Price thereof, will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a), Section 11(a)(iv), Section 11(b), Section 11(c), Section 11(f), Section 11(g), Section 11(h), Section 11(i), Section 11(j) and Section 11(k), and the provisions of Section 7, Section 9, Section 10 and Section 13 with respect to the Preferred Shares will apply on like terms to any such other shares.
(e)Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a Preferred Share (and other shares of other capital stock or other securities, assets or cash of the Company, if any) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(f)Effect of Adjustments on Existing Rights. Unless the Company has exercised its election as provided in Section 11(g), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(a)(iv) and Section 11(b), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Preferred Shares (calculated to the nearest ten- millionth of a Preferred Share) obtained by (i) multiplying (A) the number of one one-thousandths of a Preferred Share covered by a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.
(g)Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company will make a public announcement (and promptly provide written notice to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be
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made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if any Rights Certificates have been issued, will be at least 10 days later than the date of the public announcement. If any Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(g), the Company will, as promptly as practicable, distribute or cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders will be entitled as a result of such adjustment, or, at the option of the Company, will distribute or cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders will be entitled after such adjustment. Rights Certificates to be so distributed will be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price), and will be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
(h)Rights Certificates Unchanged. Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a Preferred Share and the number of one one-thousandths of a Preferred Share that were expressed in the initial Rights Certificates issued hereunder.
(i)Par Value Limitations. Before taking any action that would cause an adjustment reducing the Exercise Price below the par or stated value, if any, of the number of one one-thousandths of a Preferred Share issuable upon exercise of the Rights, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may duly and validly issue as fully paid and nonassessable shares such number of one one-thousandths of a Preferred Share at such adjusted Exercise Price.
(j)Deferred Issuance. In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one one-thousandths of a Preferred Share and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a Preferred Share and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company must deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
(k)Reduction in Exercise Price. Notwithstanding anything to the contrary in this Section 11, the Company is entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares or Common Shares, (ii) issuance wholly for cash of any Preferred Shares or Common Shares at less than the applicable Current Per Share Market Price, (iii) issuance wholly for cash of Preferred Shares or Common Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares or Common Shares, (iv) stock dividend or (v) issuance of rights, options or warrants referred to in this Section 11 hereafter made by the Company to holders of Preferred Shares or Common Shares is not taxable to such stockholders.
(l)No Diminishment of Benefit of Rights. The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 28, take (or permit to be taken) any action if at the time that such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
(m)Certain Adjustments to Common Shares. Notwithstanding anything to the contrary in this Plan, in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the
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Distribution Date, (i) declares or pays a dividend on the Common Shares payable in Common Shares, (ii) subdivides or splits the outstanding Common Shares (other than by the payment of dividends payable in Common Shares), (iii) combines or consolidates the outstanding Common Shares (by reverse stock split or otherwise) into a lesser number of Common Shares or (iv) issues any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11 or Section 7(e): (A) each Common Share (or shares of capital stock issued in such reclassification of the Common Shares) outstanding immediately following such time will have associated with it the number of Rights as were associated with one Common Share immediately prior to the occurrence of such event; (B) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification will be adjusted so that the Exercise Price thereafter equals the result obtained by multiplying the Exercise Price in effect immediately prior to such time by a fraction, the numerator of which will be the total number of Common Shares outstanding immediately prior to such event and the denominator of which will be the total number of Common Shares outstanding immediately after such event; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of such Right; and (C) the number of one one-thousandths of a Preferred Share (or shares of such other capital stock) issuable upon the exercise of each Right outstanding after such event equals the number of one one-thousandths of a Preferred Share (or shares of such other capital stock) as were issuable with respect to one Right immediately prior to such event. Each Common Share that becomes outstanding after an adjustment has been made pursuant to this Section 11(m) will have issued with it that number of Rights, exercisable at the Exercise Price and for the number of one one-thousandths of a Preferred Share (or shares of such other capital stock), as one Common Share has associated with it immediately following the adjustment made pursuant to this Section 11(m). If an event occurs that would require an adjustment pursuant to both this Section 11(m) and Section 11(a)(ii), then the adjustment provided for in this Section 11(m) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii). The adjustments provided for in this Section 11(m) will be made successively whenever such a dividend is declared or paid or such a subdivision, split, combination, consolidation or reclassification is effected.
(n)Adjustment of Rights Associated with Certain Distributions. Other than in connection with a transaction contemplated by Section 11(m), in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, issues or distributes any securities or assets in respect of Common Shares (other than (A) a distribution or dividend of its capital stock and (B) pursuant to any non-extraordinary periodic cash dividend), then the Company will make such adjustments, if any, in the Exercise Price or the number of Rights or securities or other property purchasable upon exercise of Rights as the Board, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of the Rights generally, and the Company and the Rights Agent will amend this Plan as reasonably necessary to provide for such adjustments.
Section 12.Certificate of Adjusted Exercise Price or Number of Shares
. Whenever an adjustment is made, or any event affecting the Rights or their exercisability (including an event that causes the Rights to become null and void) occurs as provided in Section 11 or Section 13, the Company must promptly (a) prepare a certificate setting forth such adjustment or describing such event and providing a reasonably detailed statement of the facts, computations and methodology accounting for such adjustment or event; (b) provide the Rights Agent and each transfer agent for the Common Shares or Preferred Shares a copy of such certificate; and (c) if a Distribution Date has occurred, mail a brief summary of such adjustment or event to each holder of a Rights Certificate in accordance with Section 26. Notwithstanding the foregoing, the failure of the Company to make or provide such certification or notice will not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent will (i) be fully protected in relying on any such certificate and on any adjustment or statement contained therein; (ii) have no duty or liability with respect thereto; and (iii) not be deemed to have knowledge of any such adjustment or event unless and until it has received such certificate.
Section 13.Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power
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.
(a)Certain Transactions. In the event that, following a Shares Acquisition Date, directly or indirectly, (i) the Company consolidates with, or merges with and into, any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(l)) and the Company is not the continuing or surviving entity of such consolidation or merger; (ii) any Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(l)) consolidates with, or merges with and into, the Company, and the Company is the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Shares are changed into or exchanged for stock or other securities of any other Person or the Company, or cash or any other property; or (iii) the Company sells, exchanges, mortgages or otherwise transfers (or one or more of its Subsidiaries sells, exchanges, mortgages or otherwise transfers), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to 50% or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries in one or more transactions, each of which individually (and together) complies with Section 11(l)), then, concurrent with and in each such case, proper provision must be made so that (A) each holder of a Right (except as provided in Section 7(e)) thereafter has the right to receive, upon the exercise thereof at a price per Right equal to the Exercise Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the occurrence of such Section 13 Event in accordance with the terms of this Plan, and in lieu of Preferred Shares, such number of duly and validly authorized and issued and fully paid and nonassessable and freely tradable Common Shares of the Principal Party, free of any liens, encumbrances, rights of first refusal or other adverse claims, as will be equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one one-thousandths of a Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Exercise Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event); and (2) dividing that product (which, following the first occurrence of a Section 13 Event, will be referred to as the “Exercise Price” for each Right and for all purposes of this Plan) by 50% of the Current Per Share Market Price of the Common Shares of such Principal Party on the date of consummation of such Section 13 Event; provided, however, that the price per Right so payable and the number of Common Shares of such Principal Party so receivable upon exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(d) to reflect any events covered thereby occurring in respect of the Common Shares of such Principal Party after the occurrence of such Section 13 Event; (B) such Principal Party will thereafter be liable for, and must assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Plan; (C) the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 will apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party must take such steps (including the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof will thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; (E) the provisions of Section 11(a)(ii) will be of no effect following the first occurrence of any Section 13 Event; and (F) upon the subsequent occurrence of any consolidation, merger, sale, exchange, mortgage, transfer or other extraordinary transaction in respect of such Principal Party, each holder of a Right will thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property that such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Shares of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party must take such steps (including reservation of a sufficient number of shares of its capital stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. For purposes hereof, the “earning power” of the Company and its Subsidiaries will be determined in good faith by the Board on the basis of the operating income of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any of its Subsidiaries during the three fiscal years preceding such date, during the period that such business was operated by the Company or any of its Subsidiaries).
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(b)Principal Party. For purposes of this Plan, the term “Principal Party” means (i) in the case of any transaction described in clause (i) or (ii) of Section 13(a) (A) the Person that is the issuer of the securities into which the Common Shares are converted in the consolidation or merger, or, if there is more than one such issuer, the issuer whose Common Shares have the greatest aggregate market value of shares outstanding; or (B) if no securities are so issued, (1) the Person that is the other party to the consolidation or merger, if such Person survives the consolidation or merger, or, if there is more than one such Person, the Person whose Common Shares have the greatest aggregate market value of shares outstanding; (2) if the Person that is the other party to the merger does not survive such consolidation or merger, the Person that does survive such consolidation or merger (including the Company if it survives); or (3) the Person resulting from the consolidation or merger; and (ii) in the case of any transaction described in clause (iii) of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if more than one Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred and each such portion would, were it not for the other equal portions, constitute the greatest portion of the assets or earning power so transferred, or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding; provided, however, that in the case of each of clause (i) and (ii) of this Section 13(b), if the Common Shares of such Person are not at such time, or have not been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, then if such Person is (x) a direct or indirect Subsidiary of another Person whose Common Shares are and have been so registered, the term “Principal Party” will refer to such other Person, a direct or indirect Subsidiary of more than one Person whose Common Shares are and have been so registered, the term “Principal Party” will refer to whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding or (y) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (x) and (y) above will apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint ventures, and the Principal Party in each such case must bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
(c)Certain Arrangements. The Company will not consummate or permit to occur any Section 13 Event unless (A) the Principal Party has a sufficient number of authorized, unissued and unreserved Common Shares to permit the exercise in full of the Rights in accordance with this Section 13 and (B) prior thereto the Company and the Principal Party have executed and delivered to the Rights Agent a supplemental agreement confirming that (1) the requirements of this Section 13 will be promptly performed in accordance with their terms, (2) the Principal Party will, upon consummation of such Section 13 Event, assume this Plan in accordance with Section 13(a) and Section 13(b), (3) such Section 13 Event will not result in a default by the Principal Party pursuant to this Plan (as it has been assumed by the Principal Party) and (4) the Principal Party, as soon as practicable after the date of such Section 13 Event and at its own expense, will:
(i)prepare and file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (x) become effective as soon as practicable after such filing and (y) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;
(ii)use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on a national securities exchange and to list (and continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange;
(iii)deliver to holders of the Rights historical financial statements for the Principal Party and its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) promulgated under the Exchange Act; and
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(iv)take all other action as may be necessary to allow the Principal Party to issue the securities purchasable upon exercise of the Rights.
(d)Prohibited Transactions.
(i)Notwithstanding anything to the contrary in this Plan, if the Principal Party has a provision in any of its authorized securities or in its organizational documents that would have the effect of (i) causing the Principal Party to issue (other than to holders of Rights pursuant to Section 13), in connection with, or as a consequence of, the consummation of a Section 13 Event, Common Shares or common stock equivalents of the Principal Party at less than the then Current Per Share Market Price thereof or securities exercisable for, or convertible into, Common Shares or common stock equivalents of the Principal Party at less than such Current Per Share Market Price; or (ii) providing for any special payment, tax, charge or similar provision in connection with the issuance of the Common Shares of the Principal Party pursuant to the provisions of this Section 13, then the Company hereby agrees with each holder of Rights that it will not consummate any such Section 13 Event unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that such provision has been cancelled, waived, amended or rescinded, or that such authorized securities will be redeemed, so that such provision will have no effect in connection with, or as a consequence of, the consummation of such Section 13 Event.
(ii)Notwithstanding anything to the contrary in this Plan, the Company hereby agrees with each holder of Rights that it will not consummate or permit to occur any Section 13 Event if (A) at the time or immediately after such Section 13 Event there are any rights, warrants, instruments or securities outstanding, or any agreements or arrangements, that, as a result of the consummation of such Section 13 Event, would eliminate or diminish in any material respect the benefits intended to be afforded by the Rights; (B) all rights of first refusal or preemptive rights in respect of the issuance of Common Shares or common stock equivalents of the Principal Party upon exercise of outstanding Rights have not been irrevocably waived or rendered inapplicable; (C) prior to, simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes, or would constitute, the Principal Party have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (D) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.
(e)Continued Applicability. The provisions of this Section 13 will similarly apply to successive mergers, consolidations, sales, exchanges, mortgages, transfers or other extraordinary transactions. In the event that a Section 13 Event occurs at any time after the occurrence of a Section 11(a)(ii) Event, then the Rights that have not previously been exercised will thereafter become exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).
Section 14.Fractional Rights and Fractional Shares
.
(a)Cash in Lieu of Fractional Rights. The Company will not be required to issue fractions of Rights (except prior to the Distribution Date as provided in Section 11(m)) or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company will pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a whole Right, calculated as of the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.
(b)Cash in Lieu of Fractional Preferred Shares. The Company will not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) upon exercise or exchange of the Rights or to distribute certificates that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share). Interests in fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a
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depositary selected by the Company; provided, however, that such agreement must provide that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time that such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of one one-thousandth of a Preferred Share. For purposes of this Section 14(b), the current market value of one one-thousandth of a Preferred Share will be one one-thousandth of the Current Per Share Market Price of a Preferred Share, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.
(c)Cash in Lieu of Fractional Common Shares. The Company is not required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares upon the exercise or exchange of Rights. In lieu of such fractional Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of a Common Share. For purposes of this Section 14(c), the current market value of a Common Share will be the Current Per Share Market Price of a Common Share, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.
(d)Waiver of Fractional Rights. Except as permitted by this Section 14, the holder of a Right, by the acceptance of such Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares of any security upon the exercise or exchange of a Right.
(e)Procedure for Payment. Whenever a payment for fractional Rights, Preferred Shares or Common Shares is to be made by the Rights Agent pursuant to this Plan, the Company will (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent to make such payments. The Rights Agent will be fully protected in relying upon such certificate and will have no duty with respect thereto or the contents therein, and will not be deemed to have knowledge of any payment for fractional Rights, Preferred Shares or Common Shares pursuant to this Plan unless and until the Rights Agent has received such certificate and sufficient monies.
Section 15.Rights of Action
. All rights of action in respect of this Plan, except those rights of action given to the Rights Agent pursuant to this Plan, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares). Any registered holder of any Rights Certificate (or, prior to the Distribution Date, any registered holder of Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any other holder of Common Shares), may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, this Plan or otherwise act in respect of such holder’s right to exercise such holder’s Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations of the Company, and injunctive relief against actual or threatened breaches or violations of this Plan by the Company, in each case without having to post a bond.
Section 16.Agreement of Rights Holders
. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of the Common Shares;
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(b)after the Distribution Date, the Rights Certificates are transferable only on the transfer books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully completed;
(c)subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated certificate for Common Shares or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificate for Common Shares or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent (subject to Section 7(e)) will be affected by any notice to the contrary;
(d)notwithstanding anything to the contrary in this Plan, neither the Company nor the Rights Agent will have any liability to any holder of a Right (or a beneficial interest in a Right) or other Person as a result of the inability of the Company or the Rights Agent to perform any of their respective obligations pursuant to this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as promptly as practicable;
(e)Rights that are Beneficially Owned by certain Persons will, under the circumstances set forth in Section 7(e), become null and void; and
(f)this Plan may be supplemented or amended from time to time in accordance with Section 28.
Section 17.Holder of Rights Certificate Not Deemed to be a Stockholder
. No holder, as such, of any Rights Certificate will be entitled to vote or receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor will anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in Section 26), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Rights Certificate have been exercised or exchanged in accordance with the provisions hereof.
Section 18.Concerning the Rights Agent
.
(a)Compensation; Reimbursement; Indemnification. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a mutually acceptable fee schedule and, from time to time, on demand by the Rights Agent, the reasonable and documented out-of-pocket expenses and counsel fees and other disbursements incurred by the Rights Agent in connection with the preparation, negotiation, delivery, execution, amendment and administration of this Plan and the exercise and performance of its duties hereunder, including any taxes or governmental charges imposed on it as a result of any action taken by it pursuant to this Plan (other than taxes and governmental charges on the fees payable to it). The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable and documented
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expenses and fees of its outside counsel) incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties pursuant to this Plan, including the costs and expenses of defending against any claim of liability. Notwithstanding anything contained in this Plan to the contrary, the Right Agent’s aggregate liability during any term of this Plan with respect to, arising from, or arising in connection with this Plan, or from all services provided or omitted to be provided under this Plan, whether in contract, tort or otherwise, is limited to, and shall not exceed, the amounts paid by the Company to the Rights Agent as fees and charges, but not including reimbursable expenses, during the 12 months immediately preceding the event for which recovery from the Rights Agent is being sought. In no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including lost profits), even if the Rights Agent has been advised of the possibility or likelihood of such loss or damage. The provisions of this Section 18 and Section 20 will survive the termination of this Plan, the exercise, exchange or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.
(b)Reliance by the Rights Agent. The Rights Agent is authorized to rely conclusively on, and will be protected and incur no liability for, or in respect of, any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Plan, and the exercise and performance of its duties pursuant to this Plan, in reliance upon any (i) Rights Certificate; (ii) certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights; or (iii) instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it, in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), to be genuine and to be duly executed and, where necessary, verified or acknowledged, by the proper Person, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent will not be required to take notice, or be deemed to have any knowledge, of any fact, event or determination of which it was supposed to receive notice hereunder (including any dates or events defined in this Plan or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and the Rights Agent will be fully protected and will incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.
Section 19.Merger, Consolidation or Change of Name of Rights Agent
.
(a)Merger or Consolidation of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange or be consolidated, or any Person resulting from any merger, share exchange or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent pursuant to this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto so long as such Person is eligible for appointment as a successor Rights Agent pursuant to the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of this Plan, or transfer or rights agent services generally, will be deemed to be a merger, share exchange or consolidation for purposes of this Section 19. If at the time that such successor Rights Agent succeeds to the agency created by this Plan any of the Rights Certificates have been countersigned but not delivered, then any such successor Rights Agent may adopt the countersignature of any predecessor Rights Agent and deliver such Rights Certificates so countersigned, and if at that time any of the Rights Certificates have not been countersigned, then any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.
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(b)Change of Name of Rights Agent. If at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, then the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned, and if at any time any of the Rights Certificates have not have been countersigned, then the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.
Section 20.Duties of Rights Agent
. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Plan (and no implied duties or obligations) upon the following terms and conditions, all of which the Company and the holders of Rights Certificates, by their acceptance thereof, will be bound:
(a)Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel that it selects (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of, any action taken, suffered or omitted to be taken by it in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non- appealable judgment of a court of competent jurisdiction) in accordance with such advice or opinion.
(b)Whenever in the performance of its duties pursuant to this Plan the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Per Share Market Price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Assistant Secretary or any Senior Vice President of the Company and delivered to the Rights Agent, and such certificate will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of any action taken, suffered or omitted to be taken in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) by it pursuant to the provisions of this Plan in reliance upon such certificate.
(c)The Rights Agent will not be liable hereunder for or by reason of any of the statements of fact or recitals contained in this Plan, the Rights Certificates or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights, or be required to verify the same (except, in each case, its countersignature thereof, if applicable), and all such statements and recitals are and will be deemed to have been made by the Company only.
(d)The Rights Agent will not (i) have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof) or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights (except, in each case, its countersignature thereof, if applicable); (ii) be responsible for any change in the exercisability or exchangeability of Rights (including certain Rights becoming null and void pursuant to Section 7(e)), except with respect to the exercise of Rights evidenced by Rights Certificates after notice of such change has been provided by the Company; (iii) be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Plan or any Rights Certificate; (iv) be responsible for (A) any adjustment or change required pursuant to Section 3, Section 11, Section 13, Section 23 or Section 24; (B) the manner, method or amount of any such adjustment or change; or (C) ascertaining the existence of facts that would require any such adjustment
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or change (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate furnished pursuant to Section 12 describing such adjustment or change); (v) be responsible for any determination by the Board of the Current Per Share Market Price of any security pursuant to this Plan; or (vi) by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities to be issued pursuant to this Plan or any Rights Certificate or as to whether any such securities will, when issued, be duly and validly authorized and issued and fully paid and nonassessable.
(e)The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties pursuant to this Plan.
(f)The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any of the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Assistant Secretary or any Senior Vice President of the Company, and it is authorized to apply to any such director or officer for advice or instructions in connection with its duties pursuant to this Plan. Such advice and instructions will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will not be liable for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the written advice or instructions of any such director or officer or for any delay in acting while waiting for those instructions, in each case in the absence of its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). The Rights Agent will be fully and completely authorized and protected in relying on the latest-dated instructions received from any such director or officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent pursuant to this Plan and the date on or after which such action will be taken, suffered or omitted to be taken. The Rights Agent will not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after (but not including) the date specified in such application (which date must not be less than five Business Days after, but not including, the date on which any such director or officer of the Company actually receives such application, unless any such director or officer has consented in writing to an earlier date) unless, prior to taking or suffering any such action (or the effective date in the case of an omission), the Rights Agent has received, in response to such application, written instructions with respect to the proposed action or omission specifying a different action to be taken, suffered or omitted to be taken.
(g)In the event that the Rights Agent believes any ambiguity or uncertainty exists under this Plan or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent under this Plan, the Rights Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Rights Certificate or Book Entry Shares or any other person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company that eliminates such ambiguity or uncertainty to the satisfaction of the Rights Agent.
(h)The Rights Agent and any member, stockholder, director, officer, employee or Affiliate of the Rights Agent (in each case, other than an Acquiring Person) may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent pursuant to this Plan. Nothing herein will preclude the Rights Agent or any such member, stockholder, director, officer, employee or Affiliate from acting in any other capacity for the Company or for any other Person.
(i)The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (including through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders of
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Rights or to any other Person resulting from any such act, omission, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).
(j)No provision of this Plan requires the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than costs and expenses incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as the Rights Agent and for which the Rights Agent shall be compensated pursuant to Section 18) or in the exercise of its rights if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k)If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of election to purchase or form of assignment, as the case may be, has either (i) not been properly completed or (ii) indicates an affirmative response to clause (1) or clause (2) thereof, then the Rights Agent will not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however, that the Rights Agent shall not be liable for any delays arising from the duties under this Section 20(k).
(l)From time to time after the Distribution Date, upon the written request of the Company, the Rights Agent will promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the record holders of Rights and Rights Certificates.
(m)The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including any dates or events defined in this Plan or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person) pursuant to this Plan unless and until the Rights Agent is specifically notified in writing of such fact, event or determination by the Company or by receipt of a properly completed and duly executed Rights Certificate (and form of election to purchase or form of assignment).
(n)The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (i) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (ii) any law, act, regulation or any interpretation of the same even though such law, act or regulation may thereafter have been altered, changed, amended or repealed.
(o)The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Plan, including obligations under applicable regulation or law.
Section 21.Change of Rights Agent
. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties pursuant to this Plan upon 30 days’ written notice to the Company (or such lesser notice as is acceptable to the Company) and to each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), delivered to the Company in accordance with Section 27. In the event that any transfer agency relationship in effect between the Company and the Rights Agent or any of its Affiliates terminates, the Rights Agent will be deemed to have automatically resigned, and be discharged from its duties pursuant to this Plan, on the effective date of such termination, and the Company will be responsible for sending any required notices. The Company may remove the Rights Agent or any successor Rights Agent, with or without cause, upon 30 days’ notice in writing to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), delivered to the Rights Agent in accordance with Section 27. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, then the resigning, removed or incapacitated Rights Agent must remit to the Company, or to any successor Rights Agent, all books, records, funds (other than any
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funds owed to the Rights Agent or its Affiliates under this Plan or under any other agreement or arrangement with the Company or its Affiliates), certificates or other documents or instruments of any kind then in its possession that were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as the Rights Agent; provided, however, that the Rights Agent may keep copies of same in accordance with applicable law or its document retention policies or conventions. Following such removal, resignation or incapacity of the Rights Agent, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving written notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who must, together with such notice, submit such registered holder’s Rights Certificate for inspection by the Company), then such registered holder or the incumbent Rights Agent may apply, at the Company’s expense, to a court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such court, must be either (a) a Person organized, in good standing and doing business pursuant to the laws of the United States or any state of the United States that is authorized pursuant to such laws to exercise corporate trust, stock transfer or stockholder services, is subject to supervision or examination by federal or state authorities and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate or direct or indirect wholly owned Subsidiary of such Person. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent must deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), and deliver such notice to the holders of Rights Certificates in accordance with Section 27. Notwithstanding anything to the contrary in this Plan, failure to give any notice provided for in this Section 21, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Upon appointment, any successor Rights Agent will, unless the context requires otherwise, be deemed to be the Rights Agent for all purposes of this Plan.
Section 22.Issuance of New Rights Certificates
. Notwithstanding anything to the contrary in this Plan or the Rights, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable pursuant to the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company will, with respect to Common Shares so issued or sold (whether pursuant to the exercise of stock options or pursuant to any employee benefit plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company outstanding as of the Rights Dividend Declaration Date or upon the exercise, conversion or exchange of securities issued by the Company after the Rights Dividend Declaration Date (except, in each case, as may otherwise be provided in the instruments governing such securities)), and may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (a) no such Rights Certificate will be issued if, and to the extent that, the Company is advised by counsel that such issuance would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options or employee plans or arrangements failing to qualify for otherwise available special tax treatment; (b) no such Rights Certificate will be issued if, and to the extent that, appropriate adjustment will otherwise have been made in lieu of the issuance thereof; and (c) the Company will have no obligation to distribute Rights Certificates to any Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing.
Section 23.Redemption
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.
(a)Right to Redeem. The Board may, at its option, at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such redemption price, the “Redemption Price”). Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption pursuant to this Section 23 has expired. The Company may, at its option, pay the Redemption Price in Common Shares (based on the Current Per Share Market Price of Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board, in its sole discretion, to be at least equivalent to the Redemption Price. Such redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The date on which the Board elects to make the redemption effective is referred to as the “Redemption Date.”
(b)General Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), evidence of which will have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price for each Right so held. The Company will promptly give public notice of any such redemption (with prompt written notice thereof also provided to the Rights Agent). Promptly after the action of the Board ordering the redemption of the Rights, the Company will give, or cause to be given, notice of such redemption to the holders of Rights Certificates in accordance with Section 27; provided, however, that any notice that is so provided will be deemed given, whether or not the holder receives the notice. Each such notice of redemption must state the method by which the payment of the Redemption Price is to be made. The failure to give, or any defect in, any notice required by this Section 23 will not affect the legality or validity of the action taken by the Board or of the redemption.
(c)Discharge of Obligations. Notwithstanding anything to the contrary in this Plan, in the event of a redemption pursuant to Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release or making a publicly-available filing with the Securities and Exchange Commission announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the holders of Rights at the addresses of such holders as shown on the transfer books of the Rights Agent or, prior to the Distribution Date, on the transfer books of the Company or the transfer agent for the Common Shares, and upon such action, all outstanding Rights Certificates will be null and void without any further action by the Company.
(d)Prohibited Purchases. Notwithstanding anything to the contrary in this Plan, neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 23 or in Section 24, or other than in connection with the purchase or repurchase of Common Shares prior to the Distribution Date.
Section 24.Exchange
.
(a)Exchange of Common Shares for Rights. The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such exchange ratio, the “Exchange Ratio,” and such determination by the Board to effect such exchange, an “Exchange Determination”). Notwithstanding the foregoing, the Board is not empowered to effect an Exchange Determination at any time after any Person (other than any Excluded Person or any Exempt Person), together with all Affiliates and
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Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding. Notwithstanding the foregoing, from and after the occurrence of a Section 13 Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 and may not be exchanged (or eligible for exchange) pursuant to this Section 24(a).
(b)Exchange Procedures.
(i)Immediately following an Exchange Determination and without any further action or notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights is to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company will promptly give public notice of any such exchange (with prompt written notice thereof also provided to the Rights Agent), and thereafter will promptly give, or cause to be given, notice of such exchange to the holders of the then outstanding Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) by mailing such notice, in accordance with Section 27; provided, however, that any notice that is so provided will be deemed given, whether or not the holder receives the notice. Each such notice of exchange must state the method by which the exchange of Common Shares for Rights is to be effected (including the actions that must be taken by the holders of Rights to receive Common Shares in exchange for Rights) and, in the event of any partial exchange, the number of Rights that are to be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Following an Exchange Determination, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any Common Shares (or other consideration) issuable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require, or cause the trustee of the Trust to require, as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any Common Shares (or other securities) issued at the direction of the Board in connection with an Exchange Determination will be duly and validly authorized and issued and fully paid and nonassessable, and the Company will be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the Common Shares (or other securities) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality or validity of the action taken by the Board or of such exchange.
(ii)The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to Section 24(a), the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board approves (the “Trust Agreement”). If the Board so directs, then the Company must enter into the Trust Agreement and must issue to the trust created by such agreement (the “Trust”) all of the Common Shares (or other consideration) issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such Common Shares (or other consideration) are issued to the Trust, all stockholders then entitled to receive Common Shares (or other consideration) pursuant to the exchange will be entitled to receive such shares or consideration (and any dividends or distributions made thereon after the date on which such shares or consideration are deposited into the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.
(c)Insufficient Shares. In the event that there are not sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), then the Company will either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights or alternatively, at the option of the Board, with respect to each
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Right (i) pay cash in an amount equal to the Current Exchange Value in lieu of issuing Common Shares in exchange therefor; (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing Common Shares in exchange for each such Right, where the value of such securities will be determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, Common Shares, Preferred Shares, Equivalent Shares or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(c), then the Board may temporarily suspend the exercisability of the Rights for a period of up to 120 days following the date on which the Exchange Determination has occurred in order to seek any authorization of additional Common Shares or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.
(d)Cash in Lieu of Fractional Common Shares. In connection with an Exchange Determination, the Company will not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company may pay to the registered holders of Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a Common Share, calculated as of the Trading Day immediately prior to the date of the Exchange Determination.
Section 25.Process to Seek Exemption Prior to Trigger Event
(a)Waiver Prior to a Shares Acquisition Date. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.9% or more of the then outstanding Common Shares (a “Requesting Person”) may, prior to the Shares Acquisition Date and in accordance with this Section 25(a), request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” for purposes of this Plan (an “Exemption Request”). An Exemption Request must be in proper form and must be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request must be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request must set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares aggregating 4.9% or more of the then outstanding Common Shares and the maximum number and percentage of shares of Common Shares that the Requesting Person proposes to acquire. The Board will make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, however, that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person must respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination.
For purposes of considering the Exemption Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made pursuant to and in accordance with Section 382. The Board will only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits; or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder
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may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board determines necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company will maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request will be considered and evaluated by directors serving on the Board who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors will be deemed to be the determination of the Board for purposes of such Exemption Request.
(b)Waiver Subsequent to Shares Acquisition Date. The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Shares Acquisition Date and prior to the Distribution Date, and in accordance with this Section 25(b), grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” for purposes of this Plan. A Waiver Request must be in proper form and must be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request will be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request must set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Shares aggregating 4.9% or more of the then outstanding Common Stock and the maximum number and percentage of Common Shares that the Acquiring Person proposes to acquire. The Board will make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within 10 Business Days) after receipt thereof; provided, however, that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person must respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made pursuant to and in accordance with Section 382. The Board will only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board determines necessary or desirable to provide for the protection of the Tax Benefits. The facts and circumstances with respect to the Triggering Event, including whether to grant an exemption, will be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Triggering Event, and the action of a majority of such independent and disinterested directors will be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 25(b).
Section 26.Notice of Certain Events
(a)Certain Distributions. If the Company proposes, at any time after the Distribution Date, to (i) declare or pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular quarterly or periodic cash dividend out of earnings or retained earnings of the Company); (ii) offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options; (iii) effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares); (iv) effect any share exchange, consolidation or merger into or
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with any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(l)); (v) effect any sale or other transfer (or permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person; (vi) effect the liquidation, dissolution or winding up of the Company; (vii) declare or pay any dividend on the Common Shares payable in Common Shares; or (viii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company will give written notice of such proposed action to the Rights Agent and the holders of Rights Certificates in accordance with Section 27, which notice must specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such subdivision, combination, reclassification, share exchange, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Preferred Shares or Common Shares, if any such date is to be fixed, and such notice must be so given in the case of any action covered by clause (i) or (ii) above at least 10 Business Days prior to but not including the record date for determining holders of Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 Business Days prior to but not including the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Shares or Common Shares, whichever is earlier.
(b)Certain Events. If any Triggering Event has occurred, then (i) the Company will as soon as practicable thereafter give, or cause to be given, to each holder of Rights Certificates a notice in accordance with Section 27 of the occurrence of such Triggering Event, which notice must specify the event and the consequences of the event to holders of Rights pursuant to Section 11(a)(ii) or Section 13; and (ii) all references in this Section 26 to Preferred Shares will thereafter be deemed to be references to Common Shares or, if appropriate, other securities.
Section 27.Notices
. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate (or, prior to the Distribution Date, of any Common Share) to or on the Company will be sufficiently given or made if in writing and when sent by a recognized national overnight delivery service or first-class mail, postage prepaid, addressed (in each case, until another address is filed in writing with the Rights Agent by the Company) as follows:
Aviat Networks, Inc.
200C Parker Dr. Suite 100A Austin
Texas 78728
Attn: Erin Boase, Vice President, Legal Affairs

Subject to the provisions of Section 21, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate (or, prior to the Distribution Date, of any Common Share) to or on the Rights Agent will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service or first-class mail, postage prepaid, addressed (in each case, until another address is filed in writing with the Company by the Rights Agent) as follows:
Computershare Inc.
150 Royall Street
Canton, MA 02021
Attn: Client Services

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holders of Rights or Rights Certificates (or, if prior to the Distribution Date, to the holders of Common Shares) will be sufficiently given or made if in writing and when sent by a recognized national overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the transfer books of
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the Rights Agent or the Company or the transfer agent for the Common Shares. Any notice that is sent or mailed in the manner herein provided will be deemed given whether or not the holder receives the notice. Notwithstanding anything to the contrary in this Plan, prior to the Distribution Date, the issuance of a press release or the making of a publicly-available filing by the Company with the Securities and Exchange Commission will constitute sufficient notice by the Rights Agent or the Company to the holders of securities of the Company, including the Rights, for all purposes of this Plan and no other notice need be given.
Section 28.Supplements and Amendments
. Prior to the occurrence of a Distribution Date, the Company may in its sole discretion supplement or amend this Plan in any respect without the approval of any holders of Rights Certificates, Preferred Shares or Common Shares, and the Rights Agent must, if the Company so directs, execute such supplement or amendment. From and after the occurrence of a Distribution Date, the Company and the Rights Agent may from time to time supplement or amend this Plan without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity; (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation; (iii) shorten or lengthen any time period hereunder; or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that does not adversely affect the interests of the Rights Agent or the holders of Rights (other than an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing), including extending the Final Expiration Date; provided, however, that this Plan may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, a time period relating to when the Rights may be redeemed at a time when the Rights are not then redeemable; provided further, however, that the right of the Board to extend the Distribution Date does not require any amendment or supplement hereunder. Upon the delivery of a certificate from the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Assistant Secretary or any Senior Vice President of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 28. Notwithstanding anything to the contrary in this Plan, the Rights Agent may, but will not be required to, execute any such supplement or amendment that it has determined would adversely affects its rights, duties, obligations or immunities under this Plan. No supplement or amendment to this Plan shall be effective unless duly executed by the Rights Agent. Prior to the Distribution Date, the interests of the holders of Rights and Rights Certificates will be deemed to be coincident with the interests of the holders of Common Shares.
Section 29.Successors
. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent will bind and inure to the benefit of their respective successors and assigns hereunder.
Section 30.Determinations and Actions by the Board
. Without limiting any of the rights and immunities of the Rights Agent, the Board (or an authorized committee thereof) has the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board or the Company pursuant hereto, or as may be necessary or advisable in the administration of this Plan, including the right and power to (a) interpret the provisions of this Plan and (b) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination as to whether to redeem the Rights or to amend this Plan). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board (or an authorized committee thereof) in good faith will (i) be final, conclusive and binding on the Company, the Rights Agent (except with respect to the rights, obligations, duties and immunities of the Rights Agent under this Plan), the holders of Rights Certificates and all other Persons; and (ii) not subject the Board (or an authorized committee thereof) or any of the directors serving on the Board to any liability to any Person, including the Rights Agent and the holders of Rights Certificates. In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board (or an authorized committee thereof) may consider any and all
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facts, circumstances or information that it deems to be necessary, useful or appropriate. The Rights Agent is always entitled to assume that the Board acted in good faith and will be fully protected and incur no liability in reliance thereon.
Section 31.Benefits of this Plan
. Nothing in this Plan may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) any legal or equitable right, remedy or claim pursuant to this Plan. This Plan is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares).
Section 32.Severability
. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything to the contrary in this Plan, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, then the right of redemption set forth in Section 23 will be reinstated and will not expire until the Close of Business on the 10th Business Day following the date of such determination by the Board; provided, further, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, then the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
Section 33.Governing Law; Exclusive Jurisdiction
.
(a)Governing Law. This Plan and each Right and Rights Certificate issued hereunder will be deemed to be a contract made pursuant to the laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.
(b)Exclusive Jurisdiction.
(i)The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to or concerning this Plan. The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each acknowledge that the forum designated by this Section 33(b)(i) has a reasonable relation to this Plan and to such Persons’ relationship with one another.
(ii)The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby waive, to the fullest extent permitted by applicable law, any objection that they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in Section 33(b)(i) (or the appellate courts thereof). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each undertake not to commence any action subject to this Plan in any forum other than the forum described in Section 33(b)(i). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons.
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Section 34.Counterparts
. This Plan and any supplements or amendments hereto may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Plan transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
Section 35.Descriptive Headings; Interpretation
.
(a)Descriptive Headings. The table of contents and descriptive headings of the several Sections of this Plan are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof.
(b)Interpretation.
(i)Unless otherwise indicated, all references herein to Sections or Exhibits will be deemed to refer to Sections or Exhibits of or to this Plan, as applicable. Any capitalized terms used in any Exhibit but not otherwise defined therein have the meaning set forth in this Plan. All Exhibits attached hereto or referred to herein are hereby incorporated in and made a part of this Plan as if fully set forth herein.
(ii)Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, are deemed in each case to be followed by the words “without limitation.”
(iii)The words “hereof,” “herein,” “herewith” and words of similar import will, unless otherwise stated, be constructed to refer to this Plan as whole and not to any particular provision of this Plan.
(iv)The word “or” is used in the inclusive sense of “and/or.” Unless the context requires otherwise, the terms “or,” “any” and “either” are not exclusive.
(v)Whenever the context may require, any pronouns used in this Plan include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns includes the plural and vice versa.
(vi)Where a word or phrase is defined, each of its other grammatical forms has a corresponding meaning.
(vii)References to “$” are to the lawful currency of the United States of America.
(viii)References to any statute will be deemed to refer to such statute as amended from time to time and any rules or regulations promulgated thereunder. References to any agreement or contract will be to that agreement or contract as amended, modified or supplemented from time to time.
Section 36.Costs of Enforcement
. The Company agrees with each registered holder of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) that if the Company or any other Person the securities of which are purchasable upon exercise of the Rights fails to fulfill any of its obligations pursuant to this Plan, then the Company or such other Person must reimburse any registered holder of Rights Certificates for the costs and expenses
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(including legal fees) incurred by such holder in any action to enforce such holder’s rights pursuant to any Right or this Plan.
Section 37.Force Majeure
. Notwithstanding anything to the contrary in this Plan, the Rights Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including fires, floods, natural disasters, acts of God, terrorist acts, shortage of supply, legal restrictions, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, epidemic, pandemic, war or civil unrest.
Section 38.USA PATRIOT Act
. The Company acknowledges that the Rights Agent is subject to the customer identification program requirements pursuant to the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent has received information from the Company that will help the Rights Agent to identify the Company, including the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business or such other information that the Rights Agent deems necessary and, pending verification of such received information, the Rights Agent may request additional such information. The Company agrees to provide all reasonably requested information necessary for the Rights Agent to verify the Company’s identity in accordance with such customer identification program requirements.
[Signature page follows.]
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IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed as of the day and year first above written.
AVIAT NETWORKS, INC.
By:     /s/ Eric Chang
Name:    Eric Chang
Title:    Senior Vice President and Chief Financial Officer
COMPUTERSHARE, INC.
By:     /s/ Patrick Hayes
Name:    Patrick Hayes
Title:    Manager, Contract Administration

[Signature Page to Tax Benefit Preservation Plan]
4832-9196-6153v.2

Exhibit A.
FORM OF
CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES OF SERIES A PARTICIPATING PREFERRED STOCK OF
AVIAT NETWORKS, INC.
Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

Aviat Networks, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby certify:
That pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board”) by the Amended and Restated Certificate of Incorporation of the Corporation, as amended, on September 6, 2016, the Board adopted the following resolutions creating a series of preferred stock, par value $0.01 per share (“Preferred Stock”), of the Corporation designated as Series A Participating Preferred Stock:
RESOLVED: That pursuant to the authority vested in the Board by the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Charter”), the Board does hereby provide for the issuance of a series of Preferred Stock of the Corporation and does hereby fix and herein state and express the designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions, of such series of Preferred Stock as follows:
Section 1.Designation and Amount
. The shares of such series shall be designated as “Series A Participating Preferred Stock.” The Series A Participating Preferred Stock shall have a par value of $0.01 per share, and the number of shares constituting such series shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series A Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into Series A Participating Preferred Stock.
Section 2.Proportional Adjustment
. In the event that the Corporation shall at any time after the issuance of any share or shares of Series A Participating Preferred Stock (the “Rights Declaration Date”) (a) declare any dividend on the common stock of the Corporation, par value $0.01 per share (the “Common Stock”), payable in shares of Common Stock, (b) subdivide the outstanding Common Stock or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series A Participating Preferred Stock by an amount the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 3.Dividends and Distributions
.
(a)Subject to Section 2 and to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive,
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when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of October, January, April and July in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) subject to Section 2, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock.
(b)The Corporation shall declare a dividend or distribution on the Series A Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event that no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(c)Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.
Section 4.Voting Rights
. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:
(a)Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event that the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)Except as otherwise provided herein, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, the Charter or the Amended and Restated Bylaws of the Corporation (the “Bylaws”), or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
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(c)Except as set forth herein or as required by law, the holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent that they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
(d)(i) If at any time dividends on any Series A Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, then the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time as all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of Series A Participating Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two directors.
(ii)During any default period, such voting right of the holders of Series A Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 4(d) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders; provided, however, that such voting right shall not be exercised unless the holders of at least one-third in number of shares of Preferred Stock outstanding shall be present in-person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board as may then exist up to two directors or, if such right is exercised at an annual meeting of stockholders, to elect two directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Participating Preferred Stock.
(iii)Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Assistant Secretary or any Senior Vice President of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (d)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request, or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (d)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.
(iv)In any default period, the holders of Common Stock and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two directors voting as a class, after the exercise of which right (A) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (B) any vacancy in the Board may (except as provided in subparagraph (ii) of this Section 4(d)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this Section 4(d) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (B) of the foregoing sentence.
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(v)Immediately upon the expiration of a default period, (A) the right of the holders of Preferred Stock as a class to elect directors shall cease, (B) the term of any directors elected by the holders of Preferred Stock as a class shall terminate and (C) the number of directors shall be such number as may be provided for in the Charter or the Bylaws irrespective of any increase made pursuant to the provisions of subparagraph (ii) of this Section 4(d) (such number being subject, however, to change thereafter in any manner provided by law or in the Charter or Bylaws). Any vacancies in the Board effected by the provisions of clauses (B) and (C) in the preceding sentence may be filled by a majority of the remaining directors.
Section 5.Certain Restrictions
.
(a)The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Participating Preferred Stock as required by Section 3 hereof.
(b)Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 3 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;
(ii)declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock; or
(iv)redeem or purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(c)The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.
Section 6Reacquired Shares
. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall
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upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein, in the Charter or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.
Section 7Liquidation, Dissolution or Winding Up
.
(a)Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted to reflect events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Participating Preferred Stock and Common Stock, respectively, holders of Series A Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.
(b)In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, that rank on a parity with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.
(c)In the event that the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the Adjustment Number in effect immediately prior to such event by an amount the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8Consolidation, Merger, etc.
In the event that the Corporation shall enter into any consolidation, merger, combination, conversion, share exchange or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, securities, cash and/or any other property (payable in kind), then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to Section 2) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
Section 9No Redemption
. The shares of Series A Participating Preferred Stock shall not be redeemable.
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Section 10Ranking
. The Series A Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.
Section 11Amendment
. At any time when any shares of Series A Participating Preferred Stock are outstanding, neither the Charter nor this Certificate of Designation shall be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Participating Preferred Stock, voting separately as a class.
Section 12Fractional Shares
. Series A Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

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Section 13IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 7th day of September, 2016.
AVIAT NETWORKS, INC.
By:    /s/ Ralph S. Marimon
Name:    Ralph S. Marimon
Title:    Senior Vice President and Chief Financial Officer

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EXHIBIT B
FORM OF
RIGHTS CERTIFICATE
Certificate No. R-[•] [•] Rights
NOT EXERCISABLE AFTER MARCH 3, 2023, OR SUCH EARLIER DATE AS THE RIGHTS ARE REDEEMED, EXCHANGED OR TERMINATED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY (AS DEFINED BELOW), AT $0.01 PER RIGHT, AND EXCHANGE, IN EACH CASE PURSUANT TO THE TERMS SET FORTH IN THE PLAN (AS DEFINED BELOW). UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE PLAN.]2
RIGHTS CERTIFICATE
AVIAT NETWORKS, INC.
This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Tax Benefit Preservation Plan, dated as of AUGUST 27, 2020 (as the same may be amended or supplemented from time to time, the “Plan”), between Aviat Networks, Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation (the “Rights Agent,” which term shall include any successor Rights Agent pursuant to the Plan), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to the Expiration Date (as such term is defined in the Plan) at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid and nonassessable share of Series A Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at an exercise price of $35.00 per one one-thousandth of a Preferred Share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a Preferred Share that may be purchased upon exercise hereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of AUGUST 27, 2020, based on the Preferred Shares as constituted at such date. As provided in the Plan, the Exercise Price and the number and kind of Preferred Shares or other securities that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the occurrence of certain events. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Plan) that a number of Rights be exercised so that only whole Preferred Shares will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Plan.
1.Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.
2 The portion of the legend in brackets is to be inserted only if applicable and will replace the preceding sentence.
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2.This Rights Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Plan. Copies of the Plan are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent and are available without cost upon written request.
3.Subject to the provisions of the Plan, the Rights evidenced by this Rights Certificate may be redeemed by the Company, at its option, at a redemption price of $0.01 per Right at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date. In addition, under certain circumstances after any Person becomes an Acquiring Person, the Rights may be exchanged, in whole or in part, for Common Shares, or cash other securities of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the Common Shares (or cash or other securities or assets of the Company) issuable upon such exchange.
4.This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like number of one one-thousandths of a Preferred Share as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate is exercised in part, then the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
5.No fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) will be issued upon the exercise of any Right or Rights evidenced hereby. In lieu thereof, a cash payment will be made as provided in the Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole Preferred Shares would be issued.
6.No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in herein or in the Plan be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised or exchange in accordance with the Plan.
7.This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

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8.WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of , 20[●].
ATTEST:        AVIAT NETWORKS, INC.
By:            By:
Name:            Name:
Title:            Title:
Countersigned:
COMPUTERSHARE, INC.
as Rights Agent
By:
Name:
Title:

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[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the
Rights Certificate.)
FOR VALUE RECEIVED hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint as attorney-in-fact to transfer the within Rights Certificate on the books of the Company, with full power of substitution.
Dated: _______________.

Signature

Signature Medallion Guaranteed:
9.Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

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CERTIFICATE
that:
The undersigned hereby certifies, for the benefit of the Company and all holders of Rights and Common Shares, by checking the appropriate boxes
1.the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and
    are
    are not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and
2.after due inquiry and to the best knowledge of the undersigned, it
    did
    did not
acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.
Dated: _______________.

Signature

Signature Medallion Guaranteed:
10.Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

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[Form of Reverse Side of Rights Certificate – continued]
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to
exercise Rights represented by the Rights Certificate.)
To: Aviat Networks, Inc.
11.The undersigned hereby irrevocably elects to exercise Rights represented by this Rights Certificate to purchase the number of one one-thousandths of a Preferred Share (or such other securities of the Company or of any other Person that may be issuable upon the exercise of the Rights) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all of the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)

Dated: _______________.

Signature

Signature Medallion Guaranteed:
Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

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CERTIFICATE
that:
The undersigned hereby certifies, for the benefit of the Company and all holders of Rights and Common Shares, by checking the appropriate boxes
1.the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and
    are
    are not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and
2.after due inquiry and to the best knowledge of the undersigned, it
    did
    did not
acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.
Dated: _______________.

Signature

Signature Medallion Guaranteed:
12.Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

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[Form of Reverse Side of Rights Certificate – continued]
NOTICE
13.The signature in the foregoing Forms of Assignment and Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
14.IN THE EVENT THAT THE CERTIFICATIONS SET FORTH IN THE FOREGOING FORMS OF ASSIGNMENT AND ELECTION TO PURCHASE, AS THE CASE MAY BE, ARE NOT COMPLETED, THEN THE COMPANY AND THE RIGHTS AGENT WILL DEEM THE BENEFICIAL OWNER OF THE RIGHTS EVIDENCED BY THIS RIGHT CERTIFICATE TO BE AN ACQUIRING PERSON, AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON, A POST-EVENT TRANSFEREE, A PRE-EVENT TRANSFEREE, A SUBSEQUENT TRANSFEREE OR ANY NOMINEE OF ANY OF THE FOREGOING, AS THE CASE MAY BE, AND SUCH ASSIGNMENT OR ELECTION TO PURCHASE WILL NOT BE HONORED AND THE RIGHTS EVIDENCED BY THIS RIGHTS CERTIFICATE WILL BE DEEMED TO BE NULL AND VOID.

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4832-9196-6153v.2

EXHIBIT C
FORM OF
SUMMARY OF RIGHTS
SUMMARY OF
TAX BENEFIT PRESERVATION PLAN
OF
AVIAT NETWORKS, INC.
1.On March 3, 2020, the Board of Directors (the “Board”) of Aviat Networks, Inc. (the “Company”) authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.01 per share (the “Common Shares”), of the Company to stockholders of record as of the close of business on March 13, 2020 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company at an exercise price of $35.00 (the “Exercise Price”) per one one-thousandth of a Preferred Share, subject to adjustment. The complete terms of the Rights are set forth in an Amended and Restated Tax Benefit Preservation Plan (as the same may be amended or supplemented from time to time, the “Plan”), dated as of August 27, 2020, between the Company and Computershare Inc., as rights agent.
2.By adopting the Plan, the Board is seeking to protect the Company’s ability to use its net operating losses, any loss or deducting attributable to a “net unrealized built-in loss” and other tax attributes (collectively, “Tax Benefits”). The Company views its Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to act as a deterrent to any person acquiring 4.9% or more of the outstanding Common Shares without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.9% of the Common Shares are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board believes that it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Plan.
3.For those interested in the specific terms of the Plan, the following is a summary description. Please note, however, that this description is only a summary and is not complete, and should be read together with the entire Plan, which will be filed by the Company with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K. A copy of the Plan is available free of charge from the Company.
Distribution and Transfer of Rights; Rights Certificates

The Board has declared a dividend of one Right for each outstanding Common Share. Prior to the Distribution Date referred to below:
•the Rights will be evidenced by and trade with the certificates for the Common Shares (or, with respect to any uncertificated Common Shares registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;
•new Common Shares certificates issued after the Record Date will contain a legend incorporating the Plan by reference (for uncertificated Common Shares registered in book entry form, this legend will be contained in a notation in book entry); and
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4832-9196-6153v.2

•the surrender for transfer of any certificates for Common Shares (or the surrender for transfer of any uncertificated Common Shares registered in book entry form) will also constitute the transfer of the Rights associated with such Common Shares.
Rights will accompany any new Common Shares that are issued after the Record Date.
Distribution Date

Subject to certain exceptions specified in the Plan, the Rights will separate from the Common Shares and become exercisable following (1) the 10th business day (or such later date as may be determined by the Board) after the public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 4.9% or more of the Common Shares or (2) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.9% or more of the Common Shares. For purposes of the Plan, beneficial ownership is defined to include the ownership of derivative securities.
Any person or group of affiliated or associated persons who beneficially owns 4.9% or more of the outstanding Common Shares as of the announcement of the Plan will not be an Acquiring Person, but only for so long as such person or group does not become the beneficial owner of any additional Common Shares.
The date on which the Rights separate from the Common Shares and become exercisable is referred to as the “Distribution Date.”
After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Shares. Thereafter, such Rights certificates alone will represent the Rights.
Preferred Shares Purchasable Upon Exercise of Rights

After the Distribution Date, each Right will entitle the holder to purchase, for the Exercise Price, one one-thousandth of a Preferred Share having economic and other terms similar to that of one Common Share. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one Common Share, and should approximate the value of one Common Share.
More specifically, each one one-thousandth of a Preferred Share, if issued, will:
•not be redeemable;
•entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one Common Share, whichever is greater;
•entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one Common Share, whichever is greater;
•have the same voting power as one Common Share; and
•entitle holders to a per share payment equal to the payment made on one Common Share if the Common Shares are exchanged via merger, consolidation or a similar transaction.
Flip-In Trigger

If an Acquiring Person obtains beneficial ownership of 4.9% or more of the Common Shares, except pursuant to an offer for all outstanding Common Shares that the independent members of the Board determine to be fair and not inadequate and to otherwise be in the best interests of the Company and its stockholders after receiving advice from one or more investment banking firms, then each Right will entitle the holder thereof to purchase, for
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the Exercise Price, a number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.
Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.
Flip-Over Trigger

If, after an Acquiring Person obtains 4.9% or more of the Common Shares, (1) the Company merges into another entity, (2) an acquiring entity merges into the Company or (3) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.
Redemption of the Rights

The Rights will be redeemable at the Company’s option for $0.01 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.9% or more of the Common Shares. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.01 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.
Exchange Provision

At any time after the date on which an Acquiring Person beneficially owns 4.9% or more of the Common Shares and prior to the acquisition by the Acquiring Person of 50% of the Common Shares, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Shares at an exchange ratio of one Common Share per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one Common Share.
Expiration of the Rights

The Rights expire on the earliest of (1) 5:00 p.m., New York City time, on March 3, 2023 (unless such date is extended); (2) the redemption or exchange of the Rights as described above; (3) following (a) the first annual meeting of the stockholders of the Company after the adoption of the Plan if stockholders do not approve the Plan or (b) the first anniversary of the adoption of the Plan if the stockholders have not otherwise approved the Plan; (4) the repeal of Section 382 of the Code or any other change if the Board determines that the Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (5) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 of the Code or that an ownership change pursuant to Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; or (6) a determination by the Board that the Plan is no longer in the best interests of the Company and its stockholders.
Amendment of Terms of the Plan and the Rights

The terms of the Rights and the Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Plan may be amended
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4832-9196-6153v.2

without the consent of the holders of Rights in order to (1) cure any ambiguities, (2) shorten or lengthen any time period pursuant to the Plan or (3) make changes that do not adversely affect the interests of holders of the Rights.
Voting Rights; Other Stockholder Rights

The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.
Anti-Dilution Provisions

The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Shares.
With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.
Taxes

The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.
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4832-9196-6153v.2

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 10, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AVNW2020**

You may attend the meeting either in person or online via webcast and vote during the meeting. Have the information that is printed on this proxy card available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 10, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D23707-P44519

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AVIAT NETWORKS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. John Mutch	☐	☐	☐
1b. Dahlia Loeb	☐	☐	☐
1c. Kenneth Kong	☐	☐	☐
1d. John J. Quicke	☐	☐	☐
1e. Peter Smith	☐	☐	☐
1f. Dr. James C. Stoffel	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. Ratification of the appointment by the Audit Committee of BDO USA, LLP as the Company's independent registered public accounting firm for fiscal year 2021	☐	☐	☐
3. Advisory, non-binding vote to approve the Company's named executive officer compensation	☐	☐	☐
4. Approval of the Company's tax benefit preservation plan	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you need directions to the Annual Meeting of Stockholders, please call (408)-941-7100.

D23708-P44519

AVIAT NETWORKS, INC.
Annual Meeting of Stockholders
November 11, 2020 12:30 P.M., CST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John Mutch and Peter Smith, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of AVIAT NETWORKS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:30 P.M., CST on November 11, 2020, at 2801 Via Fortuna, Suite 100, Austin, TX 78746 and online via webcast at www.virtualshareholdermeeting.com/AVNW2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy also authorize(s) John Mutch and Peter Smith, or either of them, to vote at his discretion on any other matter that may properly come before the meeting or any adjournment or postponement of the meeting.

Continued and to be signed on reverse side